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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08895

ING Funds Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	March 31

Date of reporting period:	April 1, 2004 to September 30, 2004

ITEM 1.                             REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

SEMI-ANNUAL REPORT

Semi-Annual Report

September 30, 2004

Classes A, B, C, M, O and R

Fixed Income Funds

■  ING GNMA Income Fund

■  ING High Yield Bond Fund

■  ING High Yield Opportunity Fund

■  ING Intermediate Bond Fund

■  ING National Tax-Exempt Bond Fund

Money Market Funds

■  ING Classic Money Market Fund

■  ING Money Market Fund

■  ING Lexington Money Market Trust

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT'S LETTER

JAMES M. HENNESSY

Dear Shareholder:

As we complete another six months of serving the needs of investors, we are pleased to see that the conclusion of the recent presidential election appears to have had a positive impact on major U.S. stock markets. With moderately low interest rates being controlled by the Federal Reserve Board, rising corporate earnings, and an increasingly optimistic job outlook, we are hopeful that the economy will continue to prosper through the end of the year.

As always, we continue to look for ways to make investing with our company more pleasant and efficient. When our clients complete a transaction with ING Funds, first and foremost, we want them to have peace of mind.

We are eager to meet these goals and we look forward to continuing to do business with you in the coming year.

Sincerely,

James M. Hennessy
President
ING Funds
November 9, 2004

MARKET PERSPECTIVE: SIX MONTHS ENDED SEPTEMBER 30, 2004

Be careful what you wish for, the ancient Chinese proverb goes, you just might get it. On the second day of the six months under review, April 2, 2004, investors received the good news they were so eagerly seeking; however, after a few days of euphoria they spent the rest of a nervous second calendar quarter wondering why the solution to one problem so often seems to usher in a new set. The news in question was, at last, a very bullish U.S. employment report, the final piece in the economic puzzle to sustain the recovery. But as the job market tightens, inflation picks up and rising interest rates cannot be far away. This kept a lid on stocks and gave bond investors one of their worst quarters in years. Then, in the third calendar quarter, rising oil prices, sagging growth, the sense that the party was drawing to a close, central banks with tightening on their minds and some distinctly odd dynamics in the Treasury market, all conspired to give investors a memorable quarter with not all memories pleasant.

Initially, as might be expected, investment grade U.S. fixed income classes bore the brunt of fears of a new cycle of rising interest rates. April's strong employment report, plus another two after that, set the tone, to the steady drumbeat of evidence that inflation was on the rise. Oil prices were surging. With the Federal Funds rate at just 1%, real interest rates were becoming more negative, an increasingly untenable situation. Federal Open Market Committee ("FOMC") Chairman Greenspan confirmed that interest rates were likely to rise close, albeit at a "measured" pace. This practically telegraphed a 0.25% Federal Funds rate increase at the FOMC meeting on June 30, 2004. When it duly arrived, bond markets recovered modestly. But the damage had been done. By the middle of our six months ended September 30, 2004, investment grade bonds had given back practically all of their gains for 2004. And yet in the week before the increase the wind seemed to shift again. First quarter gross domestic product ("GDP") growth was revised down. Durable goods orders fell. Retailers and auto companies complained of slack sales. The Chicago Purchasing Managers' Index(1) had its largest drop in 30 years. Perhaps Greenspan's "measured" policy was right; but perhaps something else was wrong. All eyes were therefore on the employment report to be published on July 2, 2004. The report was weak and by the end of the month few doubted that the economy had stumbled. August's shocking employment report showed that just 32,000 jobs were created in July and the figures for prior months were revised down by 61,000. By now sentiment about the economy had reversed itself from the earlier optimism. Comforting words from Chairman Greenspan that the slow down was only temporary were not universally accepted. Most commentators felt it more likely that the economy had now settled down to a lower, if still positive level of activity. In a mirror image of the first few months, investment grade bonds benefited richly from perceptions of a decelerating economy with inflation in check. That was no surprise. What did surprise, however, was that this played out as the FOMC raised the Federal Funds rate twice more. Ten-year Treasury yields slipped back to early April levels, but yields on 13-week Treasury Bills followed the Federal Funds rate up. On September 22, 2004, the "spread" between the yields on Bonds and Bills reached the lowest point since June 2003. In the third calendar quarter, the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds had its best quarter's return in two years. But for the six months as a whole, the Lehman Brothers Aggregate Bond Index gained just 0.67%. The shrinking of the Treasury risk premium was carried through to high yield bonds, which performed better than the investment grade. The Lehman Brothers U.S. Corporate High Yield Bond Index(3) returned 3.84% during the semi-annual period. By the end of September, the yield curve was markedly flatter. The yield on 10-year Treasury Notes rose by 0.28% to 4.12% while the yield on 13-week Treasury Bills almost doubled, rising 0.75% to 1.67%.

Global equities had two major dips, one in each quarter, but by the six months they had lost only 0.14%, according to the MSCI World Index(4) in dollars including net reinvested dividends. Among currencies, the euro gained just under 1.0% while the pound lost nearly 2.0% as the interest rate tightening cycle in the United Kingdom seemed to be ending. The yen was the weakest of the majors, losing 5.3% against the dollar, as Japan's economic recovery decelerated sharply. In addition, sharply rising oil prices weighed on the yen, since Japan imports all of its oil, as did the prospect of slower growth in China.

The U.S. equities market showed a pattern similar to international stocks, dipping in each quarter, but with a practically neutral end result. For the six months, the Standard & Poor's ("S&P") 500 Index(5) returned -0.18% including dividends. At just over 1,100, the S&P 500 Index was trading at a price to earnings level of around 15.25 times 2005 earnings. Equities were affected by all the developments described above in the context of fixed income. Optimism on improving business conditions gave way to fears of rising interest rates

MARKET PERSPECTIVE: SIX MONTHS ENDED SEPTEMBER 30, 2004

and then further concerns about a stalled economy. In addition, stock prices were increasingly held back by soaring oil prices, which on the futures contract were reaching new records almost daily by the end of September. Corporate profits were still increasing, but the days of year over year growth above 20% were nearly over.

(1)  The Chicago Purchasing Managers' Index measures manufacturing activity in the industrial Midwest.

(2)  The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3)  The Lehman Brothers U.S. Corporate High Yield Bond Index is generally representative of corporate bonds rated below investment-grade.

(4)  The MSCI World Index reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East - comprising approximately 1,500 securities - with values expressed in U.S. dollars.

(5)  The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month-end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GNMA INCOME FUND

PORTFOLIO MANAGERS' REPORT

The ING GNMA Income Fund (the "Fund") seeks to generate a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association ("Ginnie Mae", "GNMA") mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. Government. The Fund is managed by Denis P. Jamison, CFA and Roseann G. McCarthy, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) - the Sub-Adviser.

Performance: For the six months ended September 30, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 0.39% compared to 1.45% for the Lehman Brothers Mortgage-Backed Securities Index(5).

Portfolio Specifics: The last six months ended September 30, 2004 included two periods as different as spring and summer. From mid-March until mid-June 2004, investors were focused on the economy's strong growth - real gross domestic product was growing 4.5% plus - and the Federal Reserve's plan to raise short- term interest rates. Ten-year Treasury bond yields rose nearly 100 basis points to 4.9% by the middle of June 2004. Then, the economy crossed what many described as a "soft patch" of slow employment growth and consumer spending. Moreover, speculators began to realize that the Federal Reserve's stated plan of "measured" increases in money rates would provide easy profits from arbitraging the wide spread between the yield on short-term notes and long-term Treasury bonds. Not only did ten-year bond yields decline, from 4.9% to just under 4.0%, but the yield curve flattened as short-term interest rates rose and longer bond yields fell.

Whether it was spring or summer, however, the Fund underperformed its benchmark by about 50 basis points in each quarter of the reporting period. The common thread that held back performance was our project loans. In April, a large multi-family loan unexpectedly prepaid at face value. This clipped 20 basis points from our total return. During the bond rally in August and September, our project loans failed to keep pace, and the spread between the yield of these securities and that of the five-year Treasury note widened from plus 125 basis points to plus 150 basis points. This reduced our return by another 30 basis points. Our $80 million plus U.S. Treasury bill and note investment was another drag, especially in the September quarter. The two-year notes returned only 1.0% compared with a 6.4% increase for long-term Treasury bonds and 2.6% for the Lehman Mortgage Index.

Current Strategy and Outlook: Wide interest rate swings and low absolute returns characterized the first half of the Fund's current fiscal year. This may not be the best period to gauge the effectiveness of our fundamental investment strategy. We plan to continue to focus on mortgages with features that reduce their prepayment sensitivity to changes in interest rates. Moreover, we will seek to only put money to work in these securities when they can be bought at prices that should result in greater returns than of those projected for generic mortgage securities.

We expected a prolonged, gradual rise in interest rates as long as the economy continues to grow. Short- and intermediate-term bond yields appear too low given the current period of 3% to 4% business expansion. Commodity prices are likely to remain in the spotlight as new demand from China and India outstrips new supply. A subsequent rise in the inflation rate will remain a concern. These factors justify caution and a somewhat defensive stance toward interest rate risk. Accordingly, we will continue to emphasize higher coupon mortgage securities and keep a greater than normal percentage of the Fund's assets in short-term U.S. Treasury securities.

PORTFOLIO MANAGERS' REPORT

ING GNMA INCOME FUND

	Average Annual Total Returns for the Periods Ended September 30, 2004
	1 Year	5 Year	10 Year	Since Inception of Class B October 6, 2000	Since Inception of Class C October 13, 2000	Since Inception of Class M February 23, 2001
Including Sales Charge:

Class A(1)	(2.05)%	5.54%	6.83%	-	-	-

Class B(2)	(2.82)%	-	-	5.32%	-	-

Class C(3)	1.08%	-	-	-	5.88%	-

Class M(4)	(0.93)%	-	-	-	-	4.35%

Excluding Sales Charge:

Class A	2.84%	6.57%	7.35%	-	-	-

Class B	2.07%	-	-	5.96%	-	-

Class C	2.06%	-	-	-	5.88%	-

Class M	2.40%	-	-	-	-	5.31%

Lehman Brothers Mortgage-Backed

Securities Index(5)	4.36%	6.95%	7.47%	6.84%(6)	6.84%(6)	5.90%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GNMA Income Fund against the Lehman Brothers Mortgage-Backed Securities Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Adviser has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Reflects deduction of the maximum Class M sales charge of 3.25%.

(5) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of fixed income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.

(6) Since inception performance for index is shown from October 1, 2000.

(7) Since inception performance for index is shown from March 1, 2001.

ING HIGH YIELD BOND FUND

PORTFOLIO MANAGERS' REPORT

The ING High Yield Bond Fund (the "Fund") seeks to provide investors with a high level of current income and total return by investing at least 80% of its assets in high yield (high risk) bonds, which are commonly referred to as "Junk Bonds," that are unrated or rated below investment grade. The Fund is managed by a team of investment professionals led by Greg Jacobs, CFA and Kurt Kringelis, CFA, CPA, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) - the Sub-Adviser.

Performance: For the six months ended September 30, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 3.38% compared to 3.84% for the Lehman Brothers High Yield Bond Index(4).

Portfolio Specifics: Volatility in the Treasury market had a mixed impact on the portfolio during the past six months ended September 30, 2004. During the second calendar quarter, indications of an acceleration in economic growth led to expectations of an initial move by the Federal Reserve ("Fed") to raise interest rates. As the Treasury market began to sell off, investors sought to reduce exposure to the more interest-rate-sensitive segment of the high yield universe by selling higher quality securities. Lower quality securities rebounded in the third calendar quarter, as economic data released from July 2004 onward that pointed to a slowing of growth that alleviated at least some concerns of imminently and potentially significantly higher interest rates. During the past six months, Moody's Caa-rated securities delivered the best returns, followed by B-rated securities, and then Ba-rated securities. Credit quality refers to the Fund's underlying investments, not to the stability or safety of the Fund. The Fund benefited from a concentration in mid-tier securities and experienced lower volatility than the market during this period.

Sector differentiation proved to be an important factor during the period as the transportation sector significantly underperformed the index while the basic industry sectors modestly outperformed the index. Fund performance was positively impacted by an underweight in transportation, which significantly underperformed the index, and an underweight in technology, which also underperformed the index. Performance was also positively impacted by an overweight in the basic industry sectors, which collectively outperformed the index. Performance was hurt by an underweight in utilities, which outperformed the index, and an overweight in wireless, which underperformed the index.

Current Strategy and Outlook: From a fundamental standpoint, the outlook continues to be favorable for the high yield market. At the macro level, economic strength and declining default rates should continue to make the sector attractive compared to other asset classes. On an issuer level, earnings continue to show solid growth year-over-year. However, growth slowed modestly during the second quarter and earnings missed became a bit more prevalent. We believe that sector selection will become even more important in the months ahead. In general, we still expect the improving economy to translate into higher cash flow and lower balance sheet leverage for most high yield issuers, which should bode well for the high yield market. Despite the broad fundamental market strength, we expect to remain underweight the Caa-rated securities and distressed part of the high yield market. We believe that this part of the high yield market is fully valued and that continued Fed tightening and declining liquidity will begin to negatively impact many of these issuers.

Top Ten Industries
as of September 30, 2004
(as a percent of net assets)

Corporate Bonds/Notes

Media	10.3%

Telecommunications	7.3%

Lodging	6.7%

Electric	6.4%

Diversified Financial Services	6.3%

Oil and Gas	4.8%

Chemicals	4.6%

Packaging and Containers	4.6%

Retail	4.2%

Pipelines	4.2%

Short-Term Investments

Securities Lending Collateral	18.7%

Repurchase Agreement	4.3%

Portfolio holdings are subject to change daily.

ING HIGH YIELD BOND FUND

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended September 30, 2004
	1 Year	5 Year	Since Inception December 15, 1998
Including Sales Charge:

Class A(1)	5.04%	5.00%	5.27%

Class B(2)	4.49%	4.98%	5.26%

Class C(3)	8.50%	5.26%	5.40%

Excluding Sales Charge:

Class A	10.28%	6.02%	6.16%

Class B	9.49%	5.27%	5.38%

Class C	9.50%	5.26%	5.40%

Lehman Brothers High Yield Bond Index(4)	12.55%	6.36%	5.58%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING High Yield Bond Fund against the Lehman Brothers High Yield Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Adviser has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Fund's portfolio.

(5) Since inception performance for index is shown from December 1, 1998.

ING HIGH YIELD OPPORTUNITY FUND

PORTFOLIO MANAGERS' REPORT

The ING High Yield Opportunity Fund+ (the "Fund") seeks a high level of current income and capital growth primarily through investments in high yield (high risk) debt securities, which are commonly referred to as "Junk Bonds", including those in the lowest ratings. The Fund is managed by a team of investment professionals led by Greg Jacobs, CFA and Kurt Kringelis, CFA, CPA, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) - the Sub-Adviser.

Performance: For the six months ended September 30, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 3.73% compared to 4.29% for the Credit Suisse First Boston ("CSFB") High Yield Bond Index(5).

Portfolio Specifics: Volatility in the Treasury market had a mixed impact on the portfolio during the past six months ended September 30, 2004. During the second calendar quarter, indications of an acceleration in economic growth led to expectations of an initial move by the Federal Reserve ("Fed") to raise interest rates. As the Treasury market began to sell off, investors sought to reduce exposure to the more interest-rate-sensitive segment of the high yield universe by selling higher quality securities. Lower quality securities rebounded in the third calendar quarter, as economic data released from July 2004 onward that pointed to a slowing of growth that alleviated at least some concerns of imminently and potentially significantly higher interest rates. During the past six months, Moody's Caa-rated securities delivered the best returns, followed by B-rated securities, and then Ba-rated securities. Credit quality refers to the Fund's underlying investments, not to the stability or safety of the Fund. The Fund benefited from a concentration in mid-tier securities and experienced lower volatility than the market during this period.

Sector differentiation proved to be an important factor during the period as the transportation sector significantly underperformed the index while the basic industry sectors modestly outperformed the index. Fund performance was positively impacted by an underweight in transportation, which significantly underperformed the index, and an underweight in technology, which also underperformed the index. Performance was also positively impacted by an overweight in the basic industry sectors, which collectively outperformed the index. Performance was hurt by an underweight in utilities, which outperformed the index, and an overweight in wireless, which underperformed the index.

Current Strategy and Outlook: From a fundamental standpoint, the outlook continues to be favorable for the high yield market. At the macro level, economic strength and declining default rates should continue to make the sector attractive compared to other asset classes. On an issuer level, earnings continue to show solid growth year-over-year. However, growth slowed modestly during the second quarter and earnings missed became a bit more prevalent. We believe that sector selection will become even more important in the months ahead. In general, we still expect the improving economy to translate into higher cash flow and lower balance sheet leverage for most high yield issuers, which should bode well for the high yield market. Despite the broad fundamental market strength, we expect to remain underweight the Caa-rated securities and distressed part of the high yield market. We believe that this part of the high yield market is fully valued and that continued Fed tightening and declining liquidity will begin to negatively impact many of these issuers.

Top Ten Industries
as of September 30, 2004
(as a percent of net assets)

Corporate Bonds/Notes

Media	10.4%

Telecommunications	7.7%

Electric	6.8%

Lodging	6.7%

Diversified Financial Services	6.7%

Pipelines	5.0%

Oil and Gas	4.9%

Packaging and Containers	4.8%

Retail	4.6%

Chemicals	4.4%

Short-Term Investments

Securities Lending Collateral	22.6%

Portfolio holdings are subject to change daily.

+ On October 7, 2004, the shareholders of ING High Yield Opportunity Fund approved the reorganization with and merger into the ING High Yield Bond Fund. The reorganization was completed on October 25, 2004. Accordingly, the ING High Yield Opportunity Fund is no longer offering its shares.

ING HIGH YIELD OPPORTUNITY FUND

PORTFOLIO MANAGERS' REPORT

	Average Annual Total Returns for the Periods Ended September 30, 2004
	1 Year	5 Year	Since Inception of Class A, B and C March 27, 1998	Since Inception of Class M May 17, 2002
Including Sales Charge:

Class A(1)	5.31%	0.68%	0.70%	-

Class B(2)	4.78%	0.81%	0.84%	-

Class C(3)	8.78%	1.05%	0.85%	-

Class M(4)	6.46%	-	-	4.55%

Excluding Sales Charge:

Class A	10.56%	1.66%	1.46%	-

Class B	9.78%	1.07%	0.84%	-

Class C	9.78%	1.05%	0.85%	-

Class M	10.04%	-	-	6.02%

CSFB High Yield Bond Index(5)	13.32%	7.65%	5.64%(6)	14.12%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING High Yield Opportunity Fund against the Credit Suisse First Boston High Yield Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Adviser has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Reflects deduction of the maximum Class M sales charge of 3.25%.

(5) The CSFB High Yield Bond Index is an unmanaged index that measures the performance of fixed income securities similar, but not identical, to those in the Fund's portfolio.

(6) Since inception performance for index is shown from April 1, 1998.

(7) Since inception performance for index is shown from June 1, 2002.

ING INTERMEDIATE BOND FUND

PORTFOLIO MANAGERS' REPORT

The ING Intermediate Bond Fund (the "Fund") seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity by investing at least 80% of its assets in investment grade debt securities. The Fund is managed by a team of investment professionals led by James B. Kauffmann, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) - the Sub-Adviser.

Performance: For the six months ended September 30, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 0.73% compared to 0.67% for the Lehman Brothers Aggregate Bond Index(4).

Portfolio Specifics: While our short duration stance was helpful in the first three months of this reporting period, by the end it was a source of underperformance relative to the benchmark, especially since we concentrated our underweight in shorter maturities, which proved to be the more resilient part of the yield curve. During the first half of the fiscal year ended September 30, 2004, we reduced our exposure to longer-dated and lower-rated corporates in the face of stretched valuations. In fact, our exposure to credit-sensitive sectors is now below the Lehman Brothers Aggregate Bond Index; consequently, the Fund's yield is slightly less than the Index.

We continue to actively manage our sector allocation and security selection exposures. For the six-month period ended September 30, 2004, we estimate that we generated 24 basis points of excess return from security selection, 21 basis points from sector allocation, but only 15 basis points from maturity and duration decisions due to our shorter duration during the second half of the reporting period. The Fund is overweight utilities, insurance, consumer non-cyclical and the real estate investment trust (REIT) sector. Exposure to emerging markets debt enhanced returns.

Current Strategy and Outlook: Uncertainties about the geopolitical situation and the level and direction of energy costs present portfolio managers with quite a set of wildcards; nevertheless, most measures of volatility remain very low. While the bond market continues to focus on the spate of mixed or softer economic releases, we do not believe that the yields on shorter maturity Treasuries fully reflect the future pace of economic activity and the rise in a number of inflation measures.

Tactically, the Fund is still short in duration in anticipation of improving global economic fundamentals despite the recent "soft patch" of slow employment growth and consumer spending. The Fund is underweight home mortgages, overweight asset-backed and commercial mortgage-backed securities, and underweight the intermediate and shorter-term part of the yield curve, which appears most vulnerable in a tightening cycle. We are also underweight U.S. Government Agency securities, which have witnessed some regulatory criticism. Stretched valuations in investment-grade credit issues still warrant caution. Indeed, we are beginning to see more shareholder friendly - read, bondholder unfriendly - actions by companies. We retain some exposure to emerging markets debt as many developing economies benefit from strong commodities and energy markets.

ING INTERMEDIATE BOND FUND

PORTFOLIO MANAGERS' REPORT

	Average Annual Total Returns for the Periods Ended September 30, 2004
	1 Year	5 Year	Since Inception of Class A, B and C December 15, 1998		Since Inception of Class O August 16, 2004		Since Inception of Class R March 16, 2004
Including Sales Charge:

Class A(1)	(0.78)%	8.08%	6.66%		-		-

Class B(2)	(1.53)%	8.00%	6.60%		-		-

Class C(3)	2.41%	8.33%	6.77%		-		-

Class O	-	-	-		0.97%		-

Class R	-	-	-		-		0.53%

Excluding Sales Charge:

Class A	4.17%	9.13%	7.56%		-		-

Class B	3.39%	8.29%	6.73%		-		-

Class C	3.39%	8.33%	6.77%		-		-

Class O	-	-	-		0.97%		-

Class R	-	-	-		-		0.53%

Lehman Brothers Aggregate Bond Index(4)	3.68%	7.48%	6.30	%(5)	0.27	%(6)	0.67	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Intermediate Bond Fund against the Lehman Brothers Aggregate Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Adviser has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(5) Since inception performance for index is shown from December 1, 1998.

(6) Since inception performance for index is shown from September 1, 2004.

(7) Since inception performance for index is shown from April 1, 2004.

ING NATIONAL TAX-EXEMPT BOND FUND

PORTFOLIO MANAGERS' REPORT

The ING National-Tax Exempt Bond Fund (the "Fund") seeks to provide investors with a high level of current income that is exempt from federal income taxes, consistent with preservation of capital. The Fund is managed by Robert Schonbrunn, Managing Director and Portfolio Manager, Karen Cronk, Managing Director and Portfolio Manager, Mark Iannarelli, Assistant Portfolio Manager, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) - the Sub-Adviser.

Performance: For the six months ended September 30, 2004, the Fund's Class A shares, excluding sales charges, returned 0.74% compared to 1.44% for the Lehman Brothers Municipal Bond Index(4) and 0.67% for the Lehman Brothers Aggregate Bond Index(5).

Portfolio Specifics: In the past six months ended September 30, 2004, there were two significant interest rate trends that veered in opposite directions. These trends resulted in an insignificant net change for the period, which affected the Fund's performance. During the second calendar quarter, rates increased as the economy strengthened and investors anticipated that the Federal Reserve ("Fed") would raise the Fed Funds rate. Rates declined during the third calendar quarter, as the expected economic recovery stalled and oil prices rose significantly above expectations. Yields on 10-year AAA General Obligation Municipal bonds rose from 3.49% on March 31, 2004 to 4.02% on June 30, 2004, and then fell back to 3.48% on September 30, 2004.

The Fund has been defensively postured with a lower sensitivity to interest rate change, high coupons that sell at premiums, and high quality issues. This strategy worked well in the beginning of the period in the second quarter when rates were rising, but not as well at the end of the reporting period when rates declined. The Fund has an overweighted position in shorter maturities and cash equivalents, which are beginning to benefit from rising short-term rates, but do not fully participate when longer-term rates decline. The intermediate- and longer-term part of the Fund has done well as rates have decreased. The Fund is earning a high current yield and has not had any bonds called by the issuers. The Fund's emphasis on quality has been slightly negative, as lower quality issues have outperformed recently.

Current Strategy and Outlook: In the economic environment of continued slow growth and relatively low inflation, it is anticipated that better investment opportunities lie ahead in the municipal bond market. Although the Fund will likely retain its overall defensive characteristics, there may be shifts from some of the intermediate-term issues into a combination of shorter- and longer-term issues to improve our position relative to a flatter yield curve. Select opportunities in longer maturity, higher yielding bonds and some lower quality issues will be continually evaluated. Going forward interest rate movement may not play as significant a role as it has in the past six months.

Looking ahead, the manager believes that the economic recovery will continue. The economy is currently experiencing a mid-period slowdown, which will alter the cycle, but will not end it. Although oil prices and some other commodity prices are high, overall inflation is expected to remain low based on productivity gains and worldwide competition. In this environment, the trend of interest rates will likely be higher than current levels; however, rate increases are not expected to be substantial in the near future.

PORTFOLIO MANAGERS' REPORT

ING NATIONAL TAX-EXEMPT BOND FUND

	Average Annual Total Returns for the Periods Ended September 30, 2004
	1 Year	Since Inception November 8, 1999
Including Sales Charge:

Class A(1)	(1.94)%	4.99%

Class B(2)	(2.72)%	4.90%

Class C(3)	1.22%	5.25%

Excluding Sales Charge:

Class A	2.95%	6.04%

Class B	2.18%	5.23%

Class C	2.20%	5.25%

Lehman Brothers Municipal Bond Index(4)	4.60%	7.13%(6)

Lehman Brothers Aggregate Bond Index(5)	3.68%	7.53%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING National Tax-Exempt Bond Fund against the Lehman Brothers Municipal Bond Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay (if any) on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Adviser has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Lehman Brothers Municipal Bond Index is an unmanaged index of approximately 1,100 investment grade tax-exempt bonds classified into four sectors: general obligation, revenue, insured and pre-refunded.

(5) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(6) Since inception performance for index is shown from November 1, 1999.

ING CLASSIC MONEY MARKET FUND, ING MONEY MARKET FUND
AND ING LEXINGTON MONEY MARKET TRUST(1)  PORTFOLIO MANAGERS' REPORT

The ING Classic Money Market Fund, the ING Money Market Fund and the ING Lexington Money Market Fund (the "Funds") seek to provide a high level of current income, consistent with preservation of capital and liquidity. The Funds are managed by a team of fixed income specialists led by Jennifer J. Thompson(2), CFA, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) - the Sub-Adviser.

Portfolio Specifics: During the six months ended September 30, 2004, the economic recovery was strong enough to convince the Federal Reserve Board ("Fed") that it could begin the process of gradually removing its highly accommodative monetary policy stance. Accordingly, it increased its Fed Funds target rate from 1.00% to 1.75%. The first move of 25 basis points came at the June 30, 2004 Federal Open Market Committee meeting ("FOMC") followed by two consecutive 25 basis point tightenings at the August and September meetings. The Fed began this tightening cycle due to a contemporaneous spike in job growth and inflation in late spring that convinced it of two things: the economic recovery reached a point that a negative shock would not derail it and that it needed to keep inflation and inflation expectations from spiraling out of control.

Though the economy hit a summer "soft patch" of slow employment growth and consumer spending, the FOMC remained bullish on the economic outlook and continued to increase rates. Economists currently estimate third-quarter real gross domestic product rebounded to approximately 4% from 3.3% in the second calendar quarter. However, by the end of the period, the persistent uptrend in oil prices raised the specter of decelerating growth going forward. Though many market participants think this will cause the FOMC to slow the pace of Fed Funds rate increases, there is little indication publicly by Fed members to support this view. The Fed Funds target rate remains low by historical standards and is still providing significant support to the economy. Going forward, however, we expect the flow of economic data to play a larger role in future FOMC meeting decisions.

To position for a rising rate environment, the Funds shifted from a barbell strategy to investing to each successive FOMC meeting date through the purchase of short-term commercial paper or floating rate notes. This strategy allowed the Funds to hedge against any underperformance associated with an unexpected increase in the size or pace of tightening. Accordingly, the Funds' weighted average maturity significantly declined and ended the period at 48 days for ING Classic Money Market, 49 days for ING Money Market Fund, and 51 days for ING Lexington Money Market Trust, compared to the benchmark's weighted average maturity of 42 days. However, securities purchased early in the six-month period when the Funds utilized a barbell strategy (and had a weighted average maturity significantly longer than the peer group) increasingly weighed on performance as the Fed raised rates.

Current Strategy and Outlook: Underlying core inflation appears moderate and monetary policy still remains highly accommodative for an economy growing at a healthy pace. Nevertheless, the near-term impact on growth from higher oil prices may cause the Fed to keep its Fed Funds target rate stable for a period of time. The impact of oil prices notwithstanding, we believe the economy is fundamentally strong

ING CLASSIC MONEY MARKET FUND, ING MONEY MARKET FUND
PORTFOLIO MANAGERS' REPORT  AND ING LEXINGTON MONEY MARKET TRUST(1)

enough to maintain trend growth, allowing the FOMC to raise its Fed Funds target rate at a "measured pace." As a result, the Funds will likely maintain its current strategy of investing in short maturity securities and opportunistically investing in longer maturities to the extent it makes sense under various Fed Funds rate scenarios.

Principal Risk Factor(s): An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

(1)  On September 2, 2004, the Board of Trustees of ING Funds Trust approved a proposal to reorganize the ING Money Market Fund and the ING Lexington Money Market Trust (the "Disappearing Funds") into the ING Classic Money Market Fund (the "Reorganization"). The proposed Reorganization is subject to approval by shareholders of the Disappearing Funds. If shareholder approval is obtained, it is expected that the Reorganization would take place during the first quarter of 2005.

(2)  Subsequent to period end, David S. Yealy, Senior Portfolio Manager, replaced Jennifer J. Thompson as lead of the management team of the Funds.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004 to September 30, 2004.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING GNMA Income Fund

Expense Analysis of an investment of $1,000

	Total Return Without Sales Charges	Beginning Account Value April 1, 2004	Ending Account Value September 30, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended September 30, 2004*
Actual Fund Return

Class A	0.39%	$1,000.00	$1,003.90	0.98%	$4.92

Class B	0.01	1,000.00	1,000.10	1.73	8.67

Class C	0.01	1,000.00	1,000.10	1.73	8.67

Class M	0.24	1,000.00	1,002.40	1.48	7.43

Hypothetical (Excluding Expenses)

Class A	5.00%	$1,000.00	$1,020.16	0.98%	$4.96

Class B	5.00	1,000.00	1,016.39	1.73	8.74

Class C	5.00	1,000.00	1,016.39	1.73	8.74

Class M	5.00	1,000.00	1,017.65	1.48	7.49

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

ING High Yield Bond Fund

Expense Analysis of an investment of $1,000

	Total Return Without Sales Charges	Beginning Account Value April 1, 2004	Ending Account Value September 30, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended September 30, 2004*
Actual Fund Return

Class A	3.38%	$1,000.00	$1,033.80	1.30%	$6.63

Class B	3.00	1,000.00	1,030.00	2.05	10.43

Class C	3.12	1,000.00	1,031.20	2.05	10.44

Hypothetical (Excluding Expenses)

Class A	5.00%	$1,000.00	$1,018.55	1.30%	$6.58

Class B	5.00	1,000.00	1,014.79	2.05	10.35

Class C	5.00	1,000.00	1,014.79	2.05	10.35

ING High Yield Opportunity Fund

Expense Analysis of an investment of $1,000

	Total Return Without Sales Charges	Beginning Account Value April 1, 2004	Ending Account Value September 30, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended September 30, 2004*
Actual Fund Return

Class A	3.73%	$1,000.00	$1,037.30	1.30%	$6.64

Class B	3.37	1,000.00	1,033.70	1.95	9.94

Class C	3.52	1,000.00	1,035.20	1.95	9.95

Class M	3.53	1,000.00	1,035.30	1.70	8.67

Hypothetical (Excluding Expenses)

Class A	5.00%	$1,000.00	$1,018.55	1.30%	$6.58

Class B	5.00	1,000.00	1,015.29	1.95	9.85

Class C	5.00	1,000.00	1,015.29	1.95	9.85

Class M	5.00	1,000.00	1,016.55	1.70	8.59

ING Intermediate Bond Fund

Expense Analysis of an investment of $1,000

	Total Return Without Sales Charges	Beginning Account Value April 1, 2004	Ending Account Value September 30, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended September 30, 2004*
Actual Fund Return

Class A	0.73%	$1,000.00	$1,007.30	0.99%	$4.98

Class B	0.34	1,000.00	1,003.40	1.74	8.74

Class C	0.44	1,000.00	1,004.40	1.74	8.74

Class O(1)	0.97	1,000.00	1,009.70	0.91	4.58

Class R	0.83	1,000.00	1,008.30	1.17	5.89

Hypothetical (Excluding Expenses)

Class A	5.00%	$1,000.00	$1,020.10	0.99%	$5.01

Class B	5.00	1,000.00	1,016.34	1.74	8.80

Class C	5.00	1,000.00	1,016.34	1.74	8.80

Class O(1)	5.00	1,000.00	995.44	0.91	4.61

Class R	5.00	1,000.00	994.13	1.17	5.92

(1)  Class commenced operations on August 16, 2004.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

ING National Tax-Exempt Bond Fund

Expense Analysis of an investment of $1,000

	Total Return Without Sales Charges	Beginning Account Value April 1, 2004	Ending Account Value September 30, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended September 30, 2004*
Actual Fund Return

Class A	0.74%	$1,000.00	$1,007.40	1.15%	$5.79

Class B	0.37	1,000.00	1,003.70	1.90	9.54

Class C	0.38	1,000.00	1,003.80	1.90	9.54

Hypothetical (Excluding Expenses)

Class A	5.00%	$1,000.00	$1,019.30	1.15%	$5.82

Class B	5.00	1,000.00	1,015.54	1.90	9.60

Class C	5.00	1,000.00	1,015.54	1.90	9.60

ING Classic Money Market Fund

Expense Analysis of an investment of $1,000

	Total Return Without Sales Charges	Beginning Account Value April 1, 2004	Ending Account Value September 30, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended September 30, 2004*
Actual Fund Return

Class A	0.28%	$1,000.00	$1,002.80	0.77%	$3.87

Class B	0.13	1,000.00	1,001.30	1.08	5.42

Class C	0.13	1,000.00	1,001.30	1.08	5.42

Hypothetical (Excluding Expenses)

Class A	5.00%	$1,000.00	$1,021.21	0.77%	$3.90

Class B	5.00	1,000.00	1,019.65	1.08	5.47

Class C	5.00	1,000.00	1,019.65	1.08	5.47

ING Money Market Fund

Expense Analysis of an investment of $1,000

	Total Return Without Sales Charges	Beginning Account Value April 1, 2004	Ending Account Value September 30, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended September 30, 2004*
Actual Fund Return

Class A	0.40%	$1,000.00	$1,004.00	0.60%	$3.01

Class B	-	1,000.00	1,000.00	1.34	6.70

Class C	-	1,000.00	1,000.00	1.33	6.65

Hypothetical (Excluding Expenses)

Class A	5.00%	$1,000.00	$1,022.06	0.60%	$3.04

Class B	5.00	1,000.00	1,018.35	1.34	6.78

Class C	5.00	1,000.00	1,018.40	1.33	6.73

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

ING Lexington Money Market Trust

Expense Analysis of an investment of $1,000

	Total Return Without Sales Charges	Beginning Account Value April 1, 2004	Ending Account Value September 30, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended September 30, 2004*
Actual Fund Return

Class A	0.27%	$1,000.00	$998.69	0.80%	$4.01

Hypothetical (Excluding Expenses)

Class A	5.00%	$1,000.00	$1,021.06	0.80%	$4.05

*  Expenses are equal to the Fund's annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2004 (Unaudited)

	ING GNMA Income Fund	ING High Yield Bond Fund	ING High Yield Opportunities Fund	ING Intermediate Bond Fund
ASSETS:

Investments in securities at value+*	$684,352,366	$68,865,850	$231,552,889	$648,414,533

Short-term investments**	34,406,057	13,534,319	53,825,247	73,409,156

Repurchase agreement	-	3,087,000	4,490,000	31,211,000

Cash	2,250,769	27,314	82,464	3,268

Cash collateral for futures	-	-	-	612,539

Receivables:

Investment securities sold	24,841,797	390,294	1,282,394	15,896,467

Fund shares sold	258,251	110,035	28,419	1,135,126

Dividends and interest	3,205,496	1,471,669	5,703,963	4,138,983

Prepaid expenses	51,090	18,238	36,879	67,596

Total assets	749,365,826	87,504,719	297,002,255	774,888,668

LIABILITIES:

Payable for investment securities purchased	24,433,594	842,337	2,733,409	97,927,318

Payable for fund shares redeemed	348,802	98,503	264,824	172,667

Payable for futures variation margin	-	-	-	4,281

Payable upon receipt of securities loaned	-	13,534,319	53,825,247	73,409,156

Income distribution payable	-	329,083	892,974	1,494,694

Payable to affiliates	604,233	102,154	358,165	486,763

Payable for trustee fees	60,357	1,260	8,120	4,590

Other accrued expenses and liabilities	328,237	42,791	236,730	130,382

Total liabilities	25,775,223	14,950,447	58,319,469	173,629,851

NET ASSETS	$723,590,603	$72,554,272	$238,682,786	$601,258,817

NET ASSETS WERE COMPRISED OF:

Paid-in capital	$715,347,382	$75,494,813	$693,109,611	$596,466,391

Undistributed net investment income (accumulated net investment loss)	(278,257)	(58,991)	(2,417,562)	11,828

Accumulated net realized gain (loss) on investments and futures	(13,650,460)	(6,016,541)	(444,834,499)	1,940,991

Net unrealized appreciation (depreciation) on investments, translation of assets in foreign currencies and futures	22,171,938	3,134,991	(7,174,764)	2,839,607

NET ASSETS	$723,590,603	$72,554,272	$238,682,786	$601,258,817

+ Including securities loaned at value	$-	$13,534,319	$52,503,115	$71,399,389

* Cost of investments in securities	$662,179,666	$65,730,859	$238,786,261	$645,698,895

** Cost of short-term investments	$34,406,819	$13,534,319	$53,825,247	$73,409,156

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2004 (Unaudited)

	ING GNMA Income Fund	ING High Yield Bond Fund	ING High Yield Opportunities Fund	ING Intermediate Bond Fund
Class A:

Net assets	$550,980,509	$43,026,467	$83,163,144	$398,784,516

Shares authorized	unlimited	unlimited	unlimited	unlimited

Par value	$0.001	$0.001	$0.001	$0.001

Shares outstanding	63,242,809	4,833,685	11,550,597	38,145,862

Net asset value and redemption price per share	$8.71	$8.90	$7.20	$10.45

Maximum offering price per share (4.75%)(1)	$9.14	$9.34	$7.56	$10.97

Class B:

Net assets	$111,541,672	$18,357,380	$134,809,272	$66,824,402

Shares authorized	unlimited	unlimited	unlimited	unlimited

Par value	$0.001	$0.001	$0.001	$0.001

Shares outstanding	12,862,919	2,062,910	18,616,576	6,404,411

Net asset value and redemption price per share(2)	$8.67	$8.90	$7.24	$10.43

Maximum offering price per share	$8.67	$8.90	$7.24	$10.43

Class C:

Net assets	$51,293,264	$11,170,425	$18,172,286	$68,717,151

Shares authorized	unlimited	unlimited	unlimited	unlimited

Par value	$0.001	$0.001	$0.001	$0.001

Shares outstanding	5,907,779	1,254,660	2,510,740	6,581,217

Net asset value and redemption price per share(2)	$8.68	$8.90	$7.24	$10.44

Maximum offering price per share	$8.68	$8.90	$7.24	$10.44

Class I:

Net assets	$9,460,052	n/a	n/a	$39,249,219

Shares authorized	unlimited	n/a	n/a	unlimited

Par value	$0.001	n/a	n/a	$0.001

Shares outstanding	1,084,864	n/a	n/a	3,754,152

Net asset value and redemption price per share	$8.72	n/a	n/a	$10.45

Maximum offering price per share	$8.72	n/a	n/a	$10.45

Class M:

Net assets	$212,198	n/a	$2,538,084	n/a

Shares authorized	unlimited	n/a	unlimited	n/a

Par value	$0.001	n/a	$0.001	n/a

Shares outstanding	24,318	n/a	353,017	n/a

Net asset value and redemption price per share	$8.73	n/a	$7.19	n/a

Maximum offering price per share (3.25%)(3)	$9.02	n/a	$7.43	n/a

Class Q:

Net assets	$102,908	n/a	n/a	n/a

Shares authorized	unlimited	n/a	n/a	n/a

Par value	$0.001	n/a	n/a	n/a

Shares outstanding	11,798	n/a	n/a	n/a

Net asset value and redemption price per share	$8.72	n/a	n/a	n/a

Maximum offering price per share	$8.72	n/a	n/a	n/a

Class O:

Net assets	n/a	n/a	n/a	$27,548,424

Shares authorized	n/a	n/a	n/a	unlimited

Par value	n/a	n/a	n/a	$0.001

Shares outstanding	n/a	n/a	n/a	2,635,169

Net asset value and redemption price per share	n/a	n/a	n/a	$10.45

Maximum offering price per share	n/a	n/a	n/a	$10.45

Class R:

Net assets	n/a	n/a	n/a	$135,105

Shares authorized	n/a	n/a	n/a	unlimited

Par value	n/a	n/a	n/a	$0.001

Shares outstanding	n/a	n/a	n/a	12,907

Net asset value and redemption price per share	n/a	n/a	n/a	$10.47

Maximum offering price per share	n/a	n/a	n/a	$10.47

(1)  Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

(3)  Maximum offering price is computed at 100/96.75 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2004 (Unaudited)

	ING National Tax-Exempt Bond Fund	ING Classic Money Market Fund	ING Money Market Fund	ING Lexington Money Market Trust
ASSETS:

Investments in securities at value*	$26,088,320	$-	$-	$-

Short-term investments at amortized cost	-	411,501,112	40,510,517	40,734,823

Repurchase agreement	-	20,873,000	2,976,000	2,770,000

Cash	2,112,008	12,159	1,061	1,375

Receivables:

Fund shares sold	-	45,887	343	-

Interest	347,519	864,591	67,354	74,471

Prepaid expenses	15,634	124,906	23,804	11,553

Reimbursement due from manager	-	-	4,002	-

Total assets	28,563,481	433,421,655	43,583,081	43,592,222

LIABILITIES:

Payable for investment securities purchased	-	4,300,000	400,000	400,000

Payable for fund shares redeemed	16	31,016	10,875	-

Income distribution payable	72,051	310,494	10,615	30,656

Payable to affiliates	35,444	227,977	40,411	59,390

Payable for trustee fees	625	12,223	2,424	37,858

Other accrued expenses and liabilities	32,790	426,815	104,452	59,684

Total liabilities	140,926	5,308,525	568,777	587,588

NET ASSETS	$28,422,555	$428,113,130	$43,014,304	$43,004,634

NET ASSETS WERE COMPRISED OF:

Paid-in capital	$26,809,440	$428,232,878	$42,991,167	$43,014,847

Undistributed net investment income (accumulated net investment loss)	(10,681)	-	34,160	-

Accumulated net realized gain (loss) on investments	178,348	(119,748)	(11,023)	(10,213)

Net unrealized appreciation on investments	1,445,448	-	-	-

NET ASSETS	$28,422,555	$428,113,130	$43,014,304	$43,004,634

* Cost of investments in securities	$24,642,872	$-	$-	$-

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2004 (Unaudited)

	ING National Tax-Exempt Bond Fund		ING Classic Money Market Fund	ING Money Market Fund	ING Lexington Money Market Trust
Class A:

Net assets	$23,828,909		$426,901,693	$17,377,426	$43,004,634

Shares authorized	unlimited		unlimited	unlimited	unlimited

Par value	$0.001		$0.001	$0.001	$0.001

Shares outstanding	2,230,116		427,042,564	17,391,337	43,014,860

Net asset value and redemption price per share	$10.69		$1.00	$1.00	$1.00

Maximum offering price per share	$11.22	(1)	$1.00	$1.00	$1.00

Class B:

Net assets	$2,833,048		$695,560	$20,384,336	n/a

Shares authorized	unlimited		unlimited	unlimited	n/a

Par value	$0.001		$0.001	$0.001	n/a

Shares outstanding	265,276		696,183	20,391,589	n/a

Net asset value and redemption price per share(2)	$10.68		$1.00	$1.00	n/a

Maximum offering price per share	$10.68		$1.00	$1.00	n/a

Class C:

Net assets	$1,760,598		$515,877	$5,252,542	n/a

Shares authorized	unlimited		unlimited	unlimited	n/a

Par value	$0.001		$0.001	$0.001	n/a

Shares outstanding	164,735		515,854	5,256,776	n/a

Net asset value and redemption price per share(2)	$10.69		$1.00	$1.00	n/a

Maximum offering price per share	$10.69		$1.00	$1.00	n/a

(1)  Maximum offering price (4.75%) is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended September 30, 2004 (Unaudited)

	ING GNMA Income Fund	ING High Yield Bond Fund	ING High Yield Opportunities Fund	ING Intermediate Bond Fund
INVESTMENT INCOME:

Dividends, net of foreign taxes withheld*	$924	$137,268	$502,647	$26,401

Interest	19,347,578	2,459,252	8,835,483	9,518,837

Securities lending income	-	20,987	77,831	77,944

Total investment income	19,348,502	2,617,507	9,415,961	9,623,182

EXPENSES:

Investment management fees	1,851,822	242,010	743,055	1,171,650

Distribution and service fees:

Class A	700,833	74,319	138,901	544,574

Class B	589,622	87,094	731,375	323,826

Class C	285,312	52,009	96,455	338,668

Class M	940	-	10,110	-

Class O	-	-	-	8,392

Class Q	138	-	-	-

Class R	-	-	-	315

Transfer agent fees:

Class A	196,498	12,033	34,976	130,034

Class B	41,591	4,961	64,106	27,929

Class C	20,280	2,967	8,473	29,316

Class I	580	-	-	1,030

Class M	91	-	1,184	-

Class Q	6	-	-	-

Administrative service fees	372,517	35,144	123,841	235,509

Shareholder reporting expense	80,215	8,520	38,550	49,480

Registration fees	42,566	21,847	44,568	46,129

Professional fees	38,560	4,839	11,958	19,958

Custody and accounting expense	44,130	11,151	15,525	29,529

Trustee fees	9,300	1,521	5,490	5,490

Miscellaneous expense	25,233	3,415	18,853	10,864

Total expenses	4,300,234	561,830	2,087,420	2,972,693

Less:

Net waived and reimbursed (recouped) fees	-	(195)	(70,000)	182,670

Net expenses	4,300,234	562,025	2,157,420	2,790,023

Net investment income	15,048,268	2,055,482	7,258,541	6,833,159

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:

Net realized gain (loss) on:

Investments	(1,687,373)	561,547	(6,198,108)	1,896,793

Futures	-	-	-	631,047

Net realized gain (loss) on investments and futures	(1,687,373)	561,547	(6,198,108)	2,527,840

Net change in unrealized appreciation or depreciation on:

Investments	(12,399,611)	(440,795)	6,550,450	(3,308,099)

Translation of assets in foreign currency	-	-	(11,117)	-

Futures	-	-	-	194,909

Net change in unrealized appreciation or depreciation on investments, translation of assets in foreign currency and futures	(12,399,611)	(440,795)	6,539,333	(3,113,190)

Net realized and unrealized gain (loss) on investments, translation of assets in foreign currency and futures	(14,086,984)	120,752	341,225	(585,350)

Increase in net assets resulting from operations	$961,284	$2,176,234	$7,599,766	$6,247,809

* Foreign taxes	$-	$-	$-	$2,231

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended September 30, 2004 (Unaudited)

	ING National Tax-Exempt Bond Fund	ING Classic Money Market Fund	ING Money Market Fund	ING Lexington Money Market Trust
INVESTMENT INCOME:

Interest	$585,495	$2,863,675	$297,065	$294,917

Total investment income	585,495	2,863,675	297,065	294,917

EXPENSES:

Investment management fees	69,363	534,095	77,447	110,689

Distribution and service fees:

Class A	41,402	1,597,505	22,230	-

Class B	13,514	3,670	105,056	-

Class C	6,919	2,703	27,304	-

Transfer agent fees:

Class A	2,759	17,713	10,115	23,712

Class B	306	33	11,999	-

Class C	136	26	3,115	-

Administrative service fees	13,873	-	22,128	22,119

Shareholder reporting expense	2,258	59,246	9,562	1,098

Registration fees	19,184	103,349	20,064	6,387

Professional fees	1,552	27,819	6,326	1,786

Custody and accounting expense	604	26,731	3,059	2,745

Trustee fees	549	8,967	1,281	7,045

Miscellaneous expense	1,230	13,903	4,040	1,410

Total expenses	173,649	2,395,760	323,726	176,991

Less:

Net waived and reimbursed (recouped) fees	(971)	750,704	93,487	-

Net expenses	174,620	1,645,056	230,239	176,991

Net investment income	410,875	1,218,619	66,826	117,926

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	17,794	(84,386)	(9,292)	(9,613)

Net change in unrealized appreciation or depreciation on investments	(229,829)	-	-	-

Net realized and unrealized loss on investments	(212,035)	(84,386)	(9,292)	(9,613)

Increase in net assets resulting from operations	$198,840	$1,134,233	$57,534	$108,313

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING GNMA Income Fund		ING High Yield Bond Fund
	Six Months Ended September 30, 2004	Year Ended March 31, 2004	Six Months Ended September 30, 2004	Year Ended March 31, 2004
FROM OPERATIONS:

Net investment income	$15,048,268	$28,917,044	$2,055,482	$4,553,434

Net realized gain (loss) on investments	(1,687,373)	8,427,554	561,547	2,675,633

Net change in unrealized appreciation or depreciation on investments	(12,399,611)	(8,582,732)	(440,795)	1,950,137

Net increase in net assets resulting from operations	961,284	28,761,866	2,176,234	9,179,204

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:

Class A	(14,920,325)	(29,836,564)	(1,318,134)	(3,048,684)

Class B	(2,729,419)	(5,789,107)	(474,988)	(1,015,389)

Class C	(1,321,943)	(3,227,764)	(283,789)	(530,989)

Class I	(252,125)	(416,717)	-	-

Class M	(6,109)	(26,359)	-	-

Class Q	(2,979)	(7,768)	-	-

Class T	-	(101,868)	-	-

Total distributions	(19,232,900)	(39,406,147)	(2,076,911)	(4,595,062)

FROM CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	66,888,632	287,964,697	13,226,531	46,425,856

Dividends reinvested	15,713,341	31,631,178	592,774	1,821,615

	82,601,973	319,595,875	13,819,305	48,247,471

Cost of shares redeemed	(138,111,709)	(434,339,499)	(14,907,139)	(39,529,207)

Net increase (decrease) in net assets resulting from capital share transactions	(55,509,736)	(114,743,624)	(1,087,834)	8,718,264

Net increase (decrease) in net assets	(73,781,352)	(125,387,905)	(988,511)	13,302,406

NET ASSETS:

Beginning of period	797,371,955	922,759,860	73,542,783	60,240,377

End of period	$723,590,603	$797,371,955	$72,554,272	$73,542,783

Undistributed net investment income (accumulated net investment loss) at end of period	$(278,257)	$3,906,376	$(58,991)	$(37,562)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING High Yield Opportunities Fund		ING Intermediate Bond Fund
	Six Months Ended September 30,	Year Ended March 31,	Six Months Ended September 30,	Year Ended March 31,
	2004	2004(1)	2004	2004
FROM OPERATIONS:

Net investment income	$7,258,541	$20,077,919	$6,833,159	$9,001,504

Net realized gain (loss) on investments and futures	(6,198,108)	(14,923,804)	2,527,840	7,562,532

Net change in unrealized appreciation or depreciation on investments, translation of assets in foreign currencies and futures	6,539,333	38,538,709	(3,113,190)	2,601,836

Net increase in net assets resulting from operations	7,599,766	43,692,824	6,247,809	19,165,872

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:

Class A	(2,141,990)	(6,620,497)	(4,821,627)	(6,168,955)

Class B	(3,453,177)	(11,285,739)	(757,564)	(1,586,935)

Class C	(455,514)	(1,496,050)	(793,415)	(1,555,446)

Class I	-	-	(350,305)	(511,108)

Class M	(67,681)	(204,182)	-	-

Class O	-	-	(108,408)	-

Class Q	-	(36,698)	-	-

Class R	-	-	(1,840)	-

Class T	-	(73,152)	-	-

Net realized gains:

Class A	-	(415,880)	(3,756,043)	(2,667,645)

Class B	-	(708,817)	(792,658)	(868,923)

Class C	-	(93,977)	(825,959)	(885,962)

Class I	-	-	(173,614)	(179,026)

Class M	-	(12,826)	-	-

Class Q	-	(2,305)	-	-

Class R	-	-	(1,681)	-

Class T	-	(4,595)	-	-

Total distributions	(6,118,362)	(20,954,718)	(12,383,114)	(14,424,000)

FROM CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	19,039,843	123,188,175	121,088,499	324,797,722

Net proceeds from shares issued in merger	-	-	137,658,413	-

Dividends reinvested	2,331,392	8,268,482	7,708,659	9,795,000

	21,371,235	131,456,657	266,455,571	334,592,722

Cost of shares redeemed	(54,895,182)	(213,103,859)	(81,325,207)	(193,289,159)

Net increase (decrease) in net assets resulting from capital share transactions	(33,523,947)	(81,647,202)	185,130,364	141,303,563

Net increase (decrease) in net assets	(32,042,543)	(58,909,096)	178,995,059	146,045,435

NET ASSETS:

Beginning of period	270,725,329	329,634,425	422,263,758	276,218,323

End of period	$238,682,786	$270,725,329	$601,258,817	$422,263,758

Undistributed net investment income (accumulated net investment loss) at end of period	$(2,417,562)	$(3,557,741)	$11,828	$11,828

(1)  Effective June 2, 2003, Class "T" shares converted into the corresponding Class "A" shares within this portfolio

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING National Tax-Exempt Bond Fund		ING Classic Money Market Fund
	Six Months Ended September 30,	Year Ended March 31,	Six Months Ended September 30,	Year Ended March 31,
	2004	2004	2004	2004
FROM OPERATIONS:

Net investment income	$410,875	$881,001	$1,218,619	$1,908,765

Net realized gain (loss) on investments	17,794	378,972	(84,386)	6

Net change in unrealized appreciation or depreciation on investments	(229,829)	(82,998)	-	-

Net increase in net assets resulting from operations	198,840	1,176,975	1,134,233	1,908,771

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:

Class A	(372,670)	(784,309)	(1,217,023)	(1,906,546)

Class B	(32,482)	(68,265)	(919)	(1,441)

Class C	(16,664)	(28,427)	(677)	(778)

Net realized gains:

Class A	-	(453,096)	-	-

Class B	-	(50,176)	-	-

Class C	-	(22,936)	-	-

Total distributions	(421,816)	(1,407,209)	(1,218,619)	(1,908,765)

FROM CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	1,601,946	5,900,197	168,499,093	419,717,782

Dividends reinvested	50,710	373,543	1,041,958	1,883,934

	1,652,656	6,273,740	169,541,051	421,601,716

Cost of shares redeemed	(836,965)	(5,716,470)	(141,702,210)	(481,887,854)

Net increase (decrease) in net assets resulting from capital share transactions	815,691	557,270	27,838,841	(60,286,138)

Net increase (decrease) in net assets	592,715	327,036	27,754,455	(60,286,132)

NET ASSETS:

Beginning of period	27,829,840	27,502,804	400,358,675	460,644,807

End of period	$28,422,555	$27,829,840	$428,113,130	$400,358,675

Undistributed net investment income (accumulated net investment loss) at end of period	$(10,681)	$260	$-	$-

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Money Market Fund		ING Lexington Money Market Trust
	Six Months Ended September 30, 2004	Year Ended March 31, 2004	Six Months Ended September 30, 2004	Year Ended March 31, 2004
FROM OPERATIONS:

Net investment income	$66,826	$130,259	$117,926	$179,988

Net realized gain (loss) on investments	(9,292)	5	(9,613)	8

Net increase in net assets resulting from operations	57,534	130,264	108,313	179,996

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:

Class A	(67,181)	(132,963)	(117,926)	(179,988)

Class B	-	(90)	-	-

Class C	-	(15)	-	-

Total distributions	(67,181)	(133,068)	(117,926)	(179,988)

FROM CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	26,079,616	63,158,828	6,891,506	18,239,101

Dividends reinvested	61,762	120,732	84,090	173,405

	26,141,378	63,279,560	6,975,596	18,412,506

Cost of shares redeemed	(24,383,060)	(83,349,898)	(10,163,842)	(22,362,541)

Net increase (decrease) in net assets resulting from capital share transactions	1,758,318	(20,070,338)	(3,188,246)	(3,950,035)

Net increase (decrease) in net assets	1,748,671	(20,073,142)	(3,197,859)	(3,950,027)

NET ASSETS:

Beginning of period	41,265,633	61,338,775	46,202,493	50,152,520

End of period	$43,014,304	$41,265,633	$43,004,634	$46,202,493

Undistributed net investment income at end of period	$34,160	$34,515	$-	$-

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND (UNAUDITED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended September 30,		Year Ended March 31,			Three Months Ended March 31,	Year Ended December 31,
	2004		2004	2003	2002	2001(1)	2000(2)	1999
Per Share Operating Performance:

Net asset value, beginning of period	$8.91		9.00	8.53	8.63	8.41	8.08	8.53

Income (loss) from investment operations:

Net investment income	$0.19		0.32	0.42	0.46	0.12	0.54	0.50

Net realized and unrealized gain (loss)

on investments	$(0.16)		0.02	0.49	(0.09)	0.22	0.27	(0.45)

Total from investment operations	$0.03		0.34	0.91	0.37	0.34	0.81	0.05

Less distributions from:

Net investment income	$0.23		0.43	0.44	0.47	0.12	0.48	0.50

Total distributions	$0.23		0.43	0.44	0.47	0.12	0.48	0.50

Net asset value, end of period	$8.71		8.91	9.00	8.53	8.63	8.41	8.08

Total Return(3)%		0.39	3.88	10.82	4.38	4.09	10.36	0.58

Ratios and Supplemental Data:

Net assets, end of period (000's)	$550,981		592,066	666,433	535,903	449,460	368,615	376,580

Ratios to average net assets:

Expenses(4)%	0.98		1.04	1.13	1.22	1.16	1.06	0.99

Net investment income(4)%	4.21		3.57	4.78	5.32	5.75	6.54	6.04

Portfolio turnover rate %	19		128	75	76	33	65	25

	Class B
	Six Months Ended September 30,	Year Ended March 31,			Three Months Ended March 31,	October 6, 2000(5) to December 31,
	2004	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:

Net asset value, beginning of period	$8.87	8.96	8.50	8.61	8.40	8.20

Income (loss) from investment operations:

Net investment income	$0.15	0.25	0.35	0.39	0.13	0.09

Net realized and unrealized gain (loss) on investments	$(0.15)	0.02	0.48	(0.09)	0.19	0.18

Total from investment operations	$-	0.27	0.83	0.30	0.32	0.27

Less distributions from:

Net investment income	$0.20	0.36	0.37	0.41	0.11	0.07

Total distributions	$0.20	0.36	0.37	0.41	0.11	0.07

Net asset value, end of period	$8.67	8.87	8.96	8.50	8.61	8.40

Total Return(3)%	0.01	3.12	9.95	3.53	3.70	3.32

Ratios and Supplemental Data:

Net assets, end of period (000's)	$111,542	130,339	150,549	79,302	47,406	866

Ratios to average net assets:

Expenses(4)%	1.73	1.79	1.88	1.98	1.90	1.81

Net investment income(4)%	3.46	2.84	3.98	4.55	4.88	5.79

Portfolio turnover rate %	19	128	75	76	33	65

(1)  The Fund changed its fiscal year end to March 31.

(2)  Effective July 26, 2000, ING Investments, LLC became the Investment Manager of the Fund.

(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5)  Commencement of operations.

See Accompanying Notes to Financial Statements.

ING GNMA INCOME FUND (UNAUDITED) (CONTINUED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended September 30,		Year Ended March 31,			Three Months Ended March 31,	October 13, 2000(2) to December 31,
	2004		2004	2003	2002	2001(1)	2000
Per Share Operating Performance:

Net asset value, beginning of period	$8.88		8.97	8.51	8.61	8.40	8.24

Income (loss) from investment operations:

Net investment income	$0.15		0.25	0.36	0.40	0.11	0.09

Net realized and unrealized gain (loss) on investments	$(0.15)		0.02	0.47	(0.09)	0.21	0.14

Total from investment operations	$-		0.27	0.83	0.31	0.32	0.23

Less distributions from:

Net investment income	$0.20		0.36	0.37	0.41	0.11	0.07

Total distributions	$0.20		0.36	0.37	0.41	0.11	0.07

Net asset value, end of period	$8.68		8.88	8.97	8.51	8.61	8.40

Total Return(3)%		0.01	3.11	9.95	3.65	3.69	2.82

Ratios and Supplemental Data:

Net assets, end of period (000's)	$51,293		65,762	87,970	37,193	13,744	1,833

Ratios to average net assets:

Expenses(4)%	1.73		1.79	1.88	1.99	1.93	1.81

Net investment income(4)%	3.46		2.92	3.97	4.52	4.87	5.79

Portfolio turnover rate %	19		128	75	76	33	65

	Class M
	Six Months Ended September 30,		Year Ended March 31,			February 23, 2001(2) to March 31,
	2004		2004	2003	2002	2001
Per Share Operating Performance:

Net asset value, beginning of period	$8.92		9.01	8.54	8.63	8.51

Income (loss) from investment operations:

Net investment income	$0.23		0.31	0.37	0.41	0.04

Net realized and unrealized gain (loss) on investments	$(0.21)		(0.02)	0.49	(0.07)	0.08

Total from investment operations	$0.02		0.29	0.86	0.34	0.12

Less distributions from:

Net investment income	$0.21		0.38	0.39	0.43	-

Total distributions	$0.21		0.38	0.39	0.43	-

Net asset value, end of period	$8.73		8.92	9.01	8.54	8.63

Total Return(3)%		0.24	3.30	10.29	4.03	1.41

Ratios and Supplemental Data:

Net assets, end of period (000's)	$212		312	1,111	495	247

Ratios to average net assets:

Expenses(4)%	1.48		1.54	1.62	1.73	1.61

Net investment income(4)%	3.71		3.23	4.19	4.81	4.88

Portfolio turnover rate %	19		128	75	76	33

(1)  The Fund changed its fiscal year end to March 31.

(2)  Commencement of operations.

(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

See Accompanying Notes to Financial Statements.

ING HIGH YIELD BOND FUND (UNAUDITED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended September 30,	Year Ended March 31,			Five Months Ended March 31,	Year Ended October 31,	December 15, 1998(2) to October 31,
	2004	2004	2003	2002	2001(1)	2000	1999
Per Share Operating Performance:

Net asset value, beginning of period	$8.88	8.29	8.74	9.36	9.24	9.96	10.00

Income (loss) from investment operations:

Net investment income	$0.27	0.59	0.61	0.78	0.39	0.85	0.67

Net realized and unrealized gain (loss)

on investments	$0.02	0.60	(0.45)	(0.62)	0.12	(0.65)	(0.04)

Total from investment operations	$0.29	1.19	0.16	0.16	0.51	0.20	0.63

Less distributions from:

Net investment income	$0.27	0.60	0.61	0.78	0.39	0.86	0.67

Net realized gain on investments	$-	-	-	-	-	0.06	-

Total distributions	$0.27	0.60	0.61	0.78	0.39	0.92	0.67

Net asset value, end of period	$8.90	8.88	8.29	8.74	9.36	9.24	9.96

Total Return(3)%	3.38	14.70	2.24	1.94	5.61	1.89	6.37

Ratios and Supplemental Data:

Net assets, end of period (000's)	$43,026	44,009	43,375	38,525	33,459	33,220	30,537

Ratios to average net assets:

Net expenses after expense

reimbursement/recoupment(4)(5)%	1.30	1.29	1.30	1.30	1.09	1.04	1.00

Gross expenses prior to expense

reimbursement/recoupment(4)%	1.34	1.33	1.43	1.79	1.63	2.16	2.32

Net investment income after expense

reimbursement/recoupment(4)(5)%	6.15	6.81	7.48	8.67	10.24	8.75	7.53

Portfolio turnover rate %	48	105	122	344	253	481	756

	Class B
	Six Months Ended September 30,	Year Ended March 31,			Five Months Ended March 31,	Year Ended October 31,	December 15, 1998(2) to October 31,
	2004	2004	2003	2002	2001(1)	2000	1999
Per Share Operating Performance:

Net asset value, beginning of period	$8.88	8.28	8.74	9.36	9.23	9.96	10.00

Income (loss) from investment operations:

Net investment income	$0.24	0.53	0.55	0.72	0.36	0.78	0.60

Net realized and unrealized gain (loss)

on investments	$0.02	0.60	(0.46)	(0.62)	0.14	(0.66)	(0.05)

Total from investment operations	$0.26	1.13	0.09	0.10	0.50	0.12	0.55

Less distributions from:

Net investment income	$0.24	0.53	0.55	0.72	0.37	0.79	0.59

Net realized gain on investments	$-	-	-	-	-	0.06	-

Total distributions	$0.24	0.53	0.55	0.72	0.37	0.85	0.59

Net asset value, end of period	$8.90	8.88	8.28	8.74	9.36	9.23	9.96

Total Return(3)%	3.00	14.01	1.37	1.29	5.43	1.02	5.57

Ratios and Supplemental Data:

Net assets, end of period (000's)	$18,357	18,753	11,584	6,673	5,025	3,702	2,374

Ratios to average net assets:

Net expenses after expense

reimbursement/recoupment(4)(5)%	2.05	2.04	2.05	2.05	1.84	1.79	1.72

Gross expenses prior to expense

reimbursement/recoupment(4)%	1.99	1.98	2.07	2.44	2.28	2.41	2.64

Net investment income after expense

reimbursement/recoupment(4)(5)%	5.40	6.04	6.73	7.85	9.49	7.99	6.90

Portfolio turnover rate %	48	105	122	344	253	481	756

(1)  The Fund changed its fiscal year end to March 31.

(2)  Commencement of operations.

(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5)  The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

ING HIGH YIELD BOND FUND (UNAUDITED) (CONTINUED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended September 30,	Year Ended March 31,			Five Months Ended March 31,	Year Ended October 31,	December 15, 1998(2) to October 31,
	2004	2004	2003	2002	2001(1)	2000	1999
Per Share Operating Performance:

Net asset value, beginning of period	$8.88	8.28	8.74	9.36	9.23	9.96	10.00

Income (loss) from investment operations:

Net investment income	$0.24	0.53	0.56	0.71	0.37	0.78	0.62

Net realized and unrealized gain (loss)

on investments	$0.02	0.60	(0.46)	(0.61)	0.12	(0.66)	(0.06)

Total from investment operations	$0.26	1.13	0.10	0.10	0.49	0.12	0.56

Less distributions from:

Net investment income	$0.24	0.53	0.56	0.72	0.36	0.79	0.60

Net realized gain on investments	$-	-	-	-	-	0.06	-

Total distributions	$0.24	0.53	0.56	0.72	0.36	0.85	0.60

Net asset value, end of period	$8.90	8.88	8.28	8.74	9.36	9.23	9.96

Total Return(3)%	3.00	14.03	1.43	1.21	5.39	1.02	5.67

Ratios and Supplemental Data:

Net assets, end of period (000's)	$11,170	10,780	5,281	1,633	1,314	1,578	776

Ratios to average net assets:

Net expenses after expense

reimbursement/recoupment(4)(5)%	2.05	2.04	2.04	2.05	1.84	1.79	1.73

Gross expenses prior to expense

reimbursement/recoupment(4)%	1.99	1.98	2.06	2.44	2.29	2.40	2.66

Net investment income after expense

reimbursement/recoupment(4)(5)%	5.40	6.04	6.72	7.92	9.42	7.98	7.01

Portfolio turnover rate %	48	105	122	344	253	481	756

(1)  The Fund changed its fiscal year end to March 31.

(2)  Commencement of operations.

(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years

See Accompanying Notes to Financial Statements.

ING HIGH YIELD OPPORTUNITY FUND (UNAUDITED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended September 30,	Year Ended March 31,			Nine Months Ended March 31,	Year Ended June 30,	Three Months Ended June 30,
	2004	2004	2003	2002	2001(1)	2000	1999(2)
Per Share Operating Performance:

Net asset value, beginning of period	$7.14	6.66	7.51	8.69	10.80	11.57	11.66

Income (loss) from investment operations:

Net investment income	$0.22	0.43	0.78	0.88	0.84	1.18	0.28

Net realized and unrealized gain (loss) on investments	$0.03	0.54	(0.84)	(1.07)	(2.09)	(0.75)	(0.09)

Total from investment operations	$0.25	0.97	(0.06)	(0.19)	(1.25)	0.43	0.19

Less distributions from:

Net investment income	$0.19	0.46	0.79	0.99	0.86	1.20	0.28

Return of Capital	$-	0.03	-	-	-	-	-

Total distributions	$0.19	0.49	0.79	0.99	0.86	1.20	0.28

Net asset value, end of period	$7.20	7.14	6.66	7.51	8.69	10.80	11.57

Total Return(3)%	3.73	14.94	(0.40)	(1.84)	(11.87)	3.96	1.60

Ratios and Supplemental Data:

Net assets, end of period (000's)	$83,163	81,082	101,603	53,122	55,230	34,416	16,795

Ratios to average net assets:

Net expenses after expense

reimbursement/recoupment(4)(5)%	1.30	1.32	1.13	1.17	1.10	1.18	1.10

Gross expenses prior to expense reimbursement/recoupment(4)%	1.25	1.34	1.47	1.45	1.32	1.37	1.37

Net investment income after expense

reimbursement/recoupment(4)(5)%	6.31	6.81	10.14	11.02	11.43	10.63	9.68

Portfolio turnover rate %	46	130	131	102	113	113	44

	Class B
	Six Months Ended September 30,	Year Ended March 31,			Nine Months Ended March 31,	Year Ended June 30,	Three Months Ended June 30,
	2004	2004	2003	2002	2001(1)	2000	1999(2)
Per Share Operating Performance:

Net asset value, beginning of period	$7.18	6.69	7.54	8.71	10.81	11.58	11.66

Income (loss) from investment operations:

Net investment income	$0.18	0.40	0.70	0.81	0.81	1.11	0.27

Net realized and unrealized gain (loss) on investments	$0.05	0.53	(0.81)	(1.05)	(2.10)	(0.75)	(0.09)

Total from investment operations	$0.23	0.93	(0.11)	(0.24)	(1.29)	0.36	0.18

Less distributions from:

Net investment income	$0.17	0.41	0.74	0.93	0.81	1.13	0.26

Return of Capital	$-	0.03	-	-	-	-	-

Total distributions	$0.17	0.44	0.74	0.93	0.81	1.13	0.26

Net asset value, end of period	$7.24	7.18	6.69	7.54	8.71	10.81	11.58

Total Return(3)%	3.37	14.30	(1.07)	(2.49)	(12.22)	3.28	1.53

Ratios and Supplemental Data:

Net assets, end of period (000's)	$134,809	165,296	192,643	143,742	181,175	103,246	41,882

Ratios to average net assets:

Net expenses after expense

reimbursement/recoupment(4)(5)%	1.95	1.97	1.78	1.82	1.75	1.83	1.75

Gross expenses prior to expense reimbursement/recoupment(4)%	1.90	1.99	2.12	2.10	1.97	2.02	2.02

Net investment income after expense

reimbursement/recoupment(4)(5)%	5.65	6.13	9.56	10.48	10.97	9.98	9.03

Portfolio turnover rate %	46	130	131	102	113	113	44

(1)  The Fund changed its fiscal year end to March 31.

(2)  Effective May 24, 1999, ING Investments, LLC, became the Investment Manager of the Fund and the Fund changed its year end to June 30.

(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

ING HIGH YIELD OPPORTUNITY FUND (UNAUDITED) (CONTINUED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended September 30,	Year Ended March 31,			Nine Months Ended March 31,	Year Ended June 30,	Three Months Ended June 30,
	2004	2004	2003	2002	2001(1)	2000	1999(2)
Per Share Operating Performance:

Net asset value, beginning of period	$7.17	6.69	7.53	8.71	10.81	11.58	11.66

Income (loss) from investment operations:

Net investment income	$0.18	0.39	0.69	0.80	0.81	1.10	0.27

Net realized and unrealized gain (loss) on investments	$0.06	0.53	(0.79)	(1.05)	(2.10)	(0.74)	(0.09)

Total from investment operations	$0.24	0.92	(0.10)	(0.25)	(1.29)	0.36	0.18

Less distributions from:

Net investment income	$0.17	0.41	0.74	0.93	0.81	1.13	0.26

Return of Capital	$-	0.03	-	-	-	-	-

Total distributions	$0.17	0.44	0.74	0.93	0.81	1.13	0.26

Net asset value, end of period	$7.24	7.17	6.69	7.53	8.71	10.81	11.58

Total Return(3)%	3.52	14.14	(0.96)	(2.60)	(12.22)	3.28	1.53

Ratios and Supplemental Data:

Net assets, end of period (000's)	$18,172	21,195	26,163	24,674	33,463	23,324	18,618

Ratios to average net assets:

Net expenses after expense

reimbursement/recoupment(4)(5)%	1.95	1.97	1.78	1.81	1.75	1.83	1.75

Gross expenses prior to expense reimbursement/recoupment(4)%	1.90	1.99	2.13	2.09	1.97	2.02	2.02

Net investment income after expense

reimbursement/recoupment(4)(5)%	5.65	6.13	9.61	10.47	10.93	9.98	9.03

Portfolio turnover rate %	46	130	131	102	113	113	44

	Class M
	Six Months Ended September 30, 2004	Year Ended March 31, 2004	May 17, 2002(6) to March 31, 2003
Per Share Operating Performance:

Net asset value, beginning of period	$7.13	6.65	7.58

Income (loss) from investment operations:

Net investment income	$0.21	0.42	0.54

Net realized and unrealized gain (loss) on investments	$0.03	0.52	(0.81)

Total from investment operations	$0.24	0.94	(0.27)

Less distributions from:

Net investment income	$0.18	0.43	0.66

Return of Capital	$-	0.03	-

Total distributions	$0.18	0.46	0.66

Net asset value, end of period	$7.19	7.13	6.65

Total Return(3)%	3.53	14.58	(3.16)

Ratios and Supplemental Data:

Net assets, end of period (000's)	$2,538	2,981	3,353

Ratios to average net assets:

Net expenses after expense reimbursement/recoupment(4)(5)%	1.70	1.72	1.52

Gross expenses prior to expense reimbursement/recoupment(4)%	1.65	1.74	1.82

Net investment income after expense reimbursement/recoupment(4)(5)%	5.90	6.38	9.41

Portfolio turnover rate %	46	130	131

(1)  The Fund changed its fiscal year end to March 31.

(2)  Effective May 24, 1999, ING Investments, LLC, became the Investment Manager of the Fund and the Fund changed its year end to June 30.

(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(6)  Commencement of operations.

See Accompanying Notes to Financial Statements.

ING INTERMEDIATE BOND FUND (UNAUDITED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended September 30,	Year Ended March 31,				Five Months Ended March 31,	Year Ended October 31,	December 15, 1998(2) to October 31,
	2004	2004	2003	2002		2001(1)	2000	1999
Per Share Operating Performance:

Net asset value, beginning of period	$10.67	10.51	9.91	10.18		9.52	9.40	10.00

Income (loss) from investment operations:

Net investment income	$0.16	0.31	0.35	0.51		0.28	0.61	0.45

Net realized and unrealized gain (loss) on investments	$(0.09)	0.32	0.77	0.42		0.66	0.12	(0.60)

Total from investment operations	$0.07	0.63	1.12	0.93		0.94	0.73	(0.15)

Less distributions from:

Net investment income	$0.16	0.33	0.37	0.53		0.28	0.61	0.45

Net realized gain on investments	$0.13	0.14	0.15	0.67		-	-	-

Total distributions	$0.29	0.47	0.52	1.20		0.28	0.61	0.45

Net asset value, end of period	$10.45	10.67	10.51	9.91		10.18	9.52	9.40

Total Return(3)%	0.73	6.16	11.48	9.27		10.01	8.11	(1.46)

Ratios and Supplemental Data:

Net assets, end of period (000's)	$398,785	268,086	146,649	41,503		33,597	29,893	32,013

Ratios to average net assets:

Net expenses after expense

reimbursement(4)(5)%	0.99	1.10	1.14	1.15		1.13	1.00	0.96

Gross expenses prior to expense reimbursement(4)%	1.10	1.18	1.24	1.36		1.53	2.08	2.12

Net investment income after expense

reimbursement(4)(5)%	3.10	2.91	3.21	4.93		6.94	6.48	5.38

Portfolio turnover rate %	203	475	639	1,216	*	838	733	432

	Class B
	Six Months Ended September 30,	Year Ended March 31,				Five Months Ended March 31,	Year Ended October 31,	December 15, 1998(2) to October 31,
	2004	2004	2003	2002		2001(1)	2000	1999
Per Share Operating Performance:

Net asset value, beginning of period	$10.65	10.50	9.90	10.18		9.52	9.40	10.00

Income (loss) from investment operations:

Net investment income	$0.12	0.23	0.28	0.44		0.26	0.53	0.40

Net realized and unrealized gain (loss) on investments	$(0.09)	0.31	0.76	0.40		0.66	0.13	(0.61)

Total from investment operations	$0.03	0.54	1.04	0.84		0.92	0.66	(0.21)

Less distributions from:

Net investment income	$0.12	0.25	0.29	0.45		0.26	0.54	0.39

Net realized gain on investments	$0.13	0.14	0.15	0.67		-	-	-

Total distributions	$0.25	0.39	0.44	1.12		0.26	0.54	0.39

Net asset value, end of period	$10.43	10.65	10.50	9.90		10.18	9.52	9.40

Total Return(3)%	0.34	5.28	10.64	8.37		9.74	7.30	(2.13)

Ratios and Supplemental Data:

Net assets, end of period (000's)	$66,824	67,402	61,544	11,216		2,807	1,523	1,958

Ratios to average net assets:

Net expenses after expense

reimbursement/recoupment(4)(5)%	1.74	1.85	1.89	1.90		1.88	1.74	1.70

Gross expenses prior to expense reimbursement/recoupment(4)%	1.75	1.83	1.89	2.01		2.18	2.33	2.39

Net investment income after expense

reimbursement/recoupment(4)(5)%	2.34	2.16	2.39	4.09		6.20	5.71	4.83

Portfolio turnover rate %	203	475	639	1,216	*	838	733	432

(1)  The Fund changed its fiscal year end to March 31.

(2)  Commencement of operations.

(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments LLC within three years.

*  Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

See Accompanying Notes to Financial Statements.

ING INTERMEDIATE BOND FUND (UNAUDITED) (CONTINUED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended September 30,	Year Ended March 31,				Five Months Ended March 31,	Year Ended October 31,	December 15, 1998(2) to October 31,
	2004	2004	2003	2002		2001(1)	2000	1999
Per Share Operating Performance:

Net asset value, beginning of period	$10.65	10.50	9.90	10.19		9.52	9.40	10.00

Income (loss) from investment operations:

Net investment income	$0.12	0.23	0.28	0.44		0.26	0.54	0.42

Net realized and unrealized gain (loss) on investments	$(0.08)	0.31	0.76	0.39		0.67	0.12	(0.63)

Total from investment operations	$0.04	0.54	1.04	0.83		0.93	0.66	(0.21)

Less distributions from:

Net investment income	$0.12	0.25	0.29	0.45		0.26	0.54	0.39

Net realized gain on investments	$0.13	0.14	0.15	0.67		-	-	-

Total distributions	$0.25	0.39	0.44	1.12		0.26	0.54	0.39

Net asset value, end of period	$10.44	10.65	10.50	9.90		10.19	9.52	9.40

Total Return(3)%	0.44	5.28	10.68	8.24		9.86	7.32	(2.10)

Ratios and Supplemental Data:

Net assets, end of period (000's)	$68,717	71,228	52,979	6,382		4,470	5,248	1,082

Ratios to average net assets:

Net expenses after expense

reimbursement/recoupment(4)(5)%	1.74	1.85	1.90	1.90		1.85	1.73	1.71

Gross expenses prior to expense reimbursement/recoupment(4)%	1.75	1.83	1.90	2.01		2.18	2.32	2.44

Net investment income after expense

reimbursement/recoupment(4)(5)%	2.34	2.16	2.36	4.20		6.37	5.74	4.94

Portfolio turnover rate %	203	475	639	1,216	*	838	733	432

	Class O		Class R
	August 16, 2004(2) to September 30, 2004		Six Months Ended September 30, 2004	March 16, 2004(2) to March 31, 2004
Per Share Operating Performance:

Net asset value, beginning of period	$10.39		10.67	10.71

Income (loss) from investment operations:

Net investment income	$0.00	**	0.02	0.01

Net realized and unrealized gain (loss) on investments	$0.06		(0.22)	(0.05)

Total from investment operations	$0.06		(0.20)	(0.04)

Net asset value, end of period	$10.45		10.47	10.67

Total Return(3)%	0.97		0.83	(0.37)

Ratios and Supplemental Data:

Net assets, end of period (000's)	$27,548		135	1

Ratios to average net assets:

Net expenses after expense reimbursement(4)(5)%	0.91		1.17	1.25

Gross expenses prior to expense reimbursement(4)%	0.91		1.17	1.25

Net investment income after expense reimbursement(4)(5)%	3.23		2.92	3.20

Portfolio turnover rate %	203		203	475

(1)  The Fund changed its fiscal year end to March 31.

(2)  Commencement of operations.

(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*  Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

**  Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements.

ING NATIONAL TAX-EXEMPT BOND FUND (UNAUDITED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended September 30,	Year Ended March 31,			Five Months Ended March 31,	November 8, 1999(2) to October 31,
	2004	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:

Net asset value, beginning of period	$10.78	10.87	10.32	10.50	10.11	10.00

Income (loss) from investment operations:

Net investment income	$0.17	0.35	0.39	0.41	0.19	0.48

Net realized and unrealized gain (loss) on investments	$(0.09)	0.12	0.67	(0.18)	0.39	0.11

Total from investment operations	$0.08	0.47	1.06	0.23	0.58	0.59

Less distributions from:

Net investment income	$0.17	0.35	0.39	0.41	0.19	0.48

Net realized gain on investments	$-	0.21	0.12	-	-	-

Total distributions	$0.17	0.56	0.51	0.41	0.19	0.48

Net asset value, end of period	$10.69	10.78	10.87	10.32	10.50	10.11

Total Return(3)%	0.74	4.41	10.44	2.25	5.79	6.09

Ratios and Supplemental Data:

Net assets, end of period (000's)	$23,829	24,082	23,647	22,868	22,074	21,592

Ratios to average net assets:

Net expenses after

expense reimbursement/recoupment(4)(5)%	1.15	1.15	1.15	1.10	1.06	0.95

Gross expenses prior to expense reimbursement/recoupment(4)%	1.16	1.27	1.28	1.52	1.50	2.12

Net investment income after expense

reimbursement/recoupment(4)(5)%	3.07	3.23	3.64	3.97	4.45	4.92

Portfolio turnover rate %	8	31	22	27	7	50

	Class B
	Six Months Ended September 30,	Year Ended March 31,			Five Months Ended March 31,	November 8, 1999(2) to October 31,
	2004	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:

Net asset value, beginning of period	$10.77	10.86	10.31	10.48	10.09	10.00

Income (loss) from investment operations:

Net investment income	$0.13	0.27	0.31	0.34	0.17	0.38

Net realized and unrealized gain (loss) on investments	$(0.09)	0.12	0.67	(0.17)	0.39	0.11

Total from investment operations	$0.04	0.39	0.98	0.17	0.56	0.49

Less distributions from:

Net investment income	$0.13	0.27	0.31	0.34	0.17	0.40

Net realized gain on investments	$-	0.21	0.12	-	-	-

Total distributions	$0.13	0.48	0.43	0.34	0.17	0.40

Net asset value, end of period	$10.68	10.77	10.86	10.31	10.48	10.09

Total Return(3)%	0.37	3.63	9.65	1.59	5.54	5.02

Ratios and Supplemental Data:

Net assets, end of period (000's)	$2,833	2,643	2,792	1,265	588	311

Ratios to average net assets:

Net expenses after

expense reimbursement/recoupment(4)(5)%	1.90	1.90	1.90	1.84	1.83	1.67

Gross expenses prior to expense

reimbursement/recoupment(4)%	1.81	1.92	1.94	2.16	2.17	2.32

Net investment income after

expense reimbursement/recoupment(4)(5)%	2.32	2.48	2.86	3.22	3.69	3.93

Portfolio turnover rate %	8	31	22	27	7	50

(1)  The Fund changed its fiscal year end to March 31.

(2)  Commencement of operations.

(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

ING NATIONAL TAX-EXEMPT BOND FUND (UNAUDITED) (CONTINUED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended September 30,	Year Ended March 31,			Five Months Ended March 31,	November 8, 1999(3) to October 31,
	2004	2004	2003	2002	2001(2)	2000
Per Share Operating Performance:

Net asset value, beginning of period	$10.78	10.87	10.33	10.49	10.11	10.00

Income (loss) from investment operations:

Net investment income	$0.13	0.27	0.31	0.34	0.16	0.39

Net realized and unrealized gain (loss) on investments	$(0.09)	0.12	0.66	(0.16)	0.38	0.12

Total from investment operations	$0.04	0.39	0.97	0.18	0.54	0.51

Less distributions from:

Net investment income	$0.13	0.27	0.31	0.34	0.16	0.40

Net realized gains on investments	$-	0.21	0.12	-	-	-

Total distributions	$0.13	0.48	0.43	0.34	0.16	0.40

Net asset value, end of period	$10.69	10.78	10.87	10.33	10.49	10.11

Total Return(3)%	0.38	3.63	9.56	1.69	5.34	5.29

Ratios and Supplemental Data:

Net assets, end of period (000's)	$1,761	1,104	1,065	271	440	439

Ratios to average net assets:

Net expenses after expense

reimbursement/recoupment(4)(5)%	1.90	1.90	1.90	1.83	1.81	1.68

Gross expenses prior to expense

reimbursement/recoupment(4)%	1.81	1.92	1.94	2.18	2.16	2.33

Net investment income after expense

reimbursement/recoupment(4)(5)%	2.32	2.49	2.84	3.21	3.70	4.00

Portfolio turnover rate %	8	31	22	27	7	50

(1)  The Fund changed its fiscal year end to March 31.

(2)  Commencement of operations.

(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

ING CLASSIC MONEY MARKET FUND (UNAUDITED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended September 30,		Year Ended March 31,					Five Months Ended March 31,	Year Ended October 31,	December 15, 1998(2) to October 31,
	2004		2004		2003		2002	2001(1)	2000	1999
Per Share Operating Performance:

Net asset value, beginning of period	$1.00		1.00		1.00		1.00	1.00	1.00	1.00

Income from investment operations:

Net investment income	$0.00	*	0.00	*	0.01		0.03	0.02	0.06	0.04

Total from investment operations	$0.00	*	0.00	*	0.01		0.03	0.02	0.06	0.04

Less distributions from:

Net investment income	$0.00	*	0.00	*	0.01		0.03	0.02	0.06	0.04

Total distributions	$0.00	*	0.00	*	0.01		0.03	0.02	0.06	0.04

Net asset value, end of period	$1.00		1.00		1.00		1.00	1.00	1.00	1.00

Total Return(3)%		0.28	0.44		1.06		2.83	2.36	5.70	3.98

Ratios and Supplemental Data:

Net assets, end of period (000's)	$426,902		398,997		458,964		549,999	515,651	440,651	228,124

Ratios to average net assets:

Net expenses after expense

reimbursement(4)(5)%	0.77		0.77		0.77		0.77	0.77	0.74	0.73

Gross expenses prior to expense

reimbursement(4)%	1.12		1.16		1.27		1.27	1.30	1.42	1.67

Net investment income after expense

reimbursement(4)(5)%	0.57		0.44		1.06		2.75	5.61	5.59	4.59

	Class B
	Six Months Ended September 30,		Year Ended March 31,					Five Months Ended March 31,	Year Ended October 31,	December 15, 1998(2) to October 31,
	2004		2004		2003		2002	2001(1)	2000	1999
Per Share Operating Performance:

Net asset value, beginning of period	$1.00		1.00		1.00		1.00	1.00	1.00	1.00

Income from investment operations:

Net investment income	$0.00	*	0.00	*	0.00	*	0.02	0.02	0.05	0.03

Total from investment operations	$0.00	*	0.00	*	0.00	*	0.02	0.02	0.05	0.03

Less distributions from:

Net investment income	$0.00	*	0.00	*	0.00	*	0.02	0.02	0.05	0.03

Total distributions	$0.00	*	0.00	*	0.00	*	0.02	0.02	0.05	0.03

Net asset value, end of period	$1.00		1.00		1.00		1.00	1.00	1.00	1.00

Total Return(3)%	0.13		0.15		0.43		2.21	2.11	5.03	3.31

Ratios and Supplemental Data:

Net assets, end of period (000's)	$696		816		1,156		1,987	2,714	2,706	1,173

Ratios to average net assets:

Net expenses after expense

reimbursement(4)(5)%	1.08		1.07		1.40		1.37	1.41	1.38	1.41

Gross expenses prior to expense reimbursement(4)%	1.37		1.41		1.52		1.53	1.55	1.67	1.79

Net investment income after expense

reimbursement(4)(5)%	0.25		0.15		0.46		2.27	5.10	4.93	3.85

(1)  The Fund changed its fiscal year end to March 31.

(2)  Commencement of operations.

(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*  Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements.

ING CLASSIC MONEY MARKET FUND (UNAUDITED) (CONTINUED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended September 30,		Year Ended March 31,					Five Months Ended March 31,	Year Ended October 31,	December 15, 1998(2) to October 31,
	2004		2004		2003		2002	2001(1)	2000	1999
Per Share Operating Performance:

Net asset value, beginning of period	$1.00		1.00		1.00		1.00	1.00	1.00	1.00

Income from investment operations:

Net investment income	$0.00	*	0.00	*	0.00	*	0.02	0.02	0.05	0.03

Total from investment operations	$0.00	*	0.00	*	0.00	*	0.02	0.02	0.05	0.03

Less distributions from:

Net investment income	$0.00	*	0.00	*	0.00	*	0.02	0.02	0.05	0.03

Total distributions	$0.00	*	0.00	*	0.00	*	0.02	0.02	0.05	0.03

Net asset value, end of period	$1.00		1.00		1.00		1.00	1.00	1.00	1.00

Total Return(3)%	0.13		0.14		0.42		2.20	2.08	5.03	3.30

Ratios and Supplemental Data:

Net assets, end of period (000's)	$516		546		524		590	2,583	2,035	444

Ratios to average net assets:

Net expenses after expense

reimbursement(4)(5)%	1.08		1.07		1.40		1.38	1.40	1.39	1.41

Gross expenses prior to expense

reimbursement(4)%	1.37		1.41		1.52		1.53	1.55	1.67	1.78

Net investment income after expense

reimbursement(4)(5)%	0.25		0.15		0.42		2.44	5.00	5.03	3.89

(1)  The Fund changed its fiscal year end to March 31.

(2)  Commencement of operations.

(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*  Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements.

ING MONEY MARKET FUND (UNAUDITED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended September 30,		Year Ended March 31,						Nine Months Ended March 31,		November 24, 1999(3) to June 30,
	2004		2004		2003		2002(1)		2001(2)		2000
Per Share Operating Performance:

Net asset value, beginning of period	$1.00		1.00		1.00		1.00		1.00		1.00

Income from investment operations:

Net investment income	$0.00	†	0.01		0.01		0.02	*	0.04	*	0.02	*

Total from investment operations	$0.00	†	0.01		0.01		0.02		0.04		0.02

Less distributions from:

Net investment income	$0.00	†	0.01		0.01		0.02		0.04		0.02

Total distributions	$0.00	†	0.01		0.01		0.02		0.04		0.02

Net asset value, end of period	$1.00		1.00		1.00		1.00		1.00		1.00

Total Return(4)%		0.40	0.75		0.76		2.10		3.86		3.58

Ratios and Supplemental Data:

Net assets, end of period (000's)	$17,377		16,331		16,127		28,668		73,290		75,430

Ratios to average net assets:

Net expenses after expense

reimbursement(5)(6)%	0.60		0.46		0.92		0.93	**	0.91	**	0.85	**

Gross expenses prior to expense

reimbursement(5)%	1.01		1.08		1.14		0.99		0.74		2.28

Net investment income after expense

reimbursement(5)(6)%	0.75		0.75		0.77		2.26		5.23		5.18

	Class B
	Six Months Ended September 30,		Year Ended March 31,						Nine Months Ended March 31,		July 12, 1999(3) to June 30,
	2004		2004		2003		2002(1)		2001(2)		2000
Per Share Operating Performance:

Net asset value, beginning of period	$1.00		1.00		1.00		1.00		1.00		1.00

Income from investment operations:

Net investment income	$0.00	†	0.00	†	0.00	†	0.01	*	0.03	*	0.03	*

Total from investment operations	$0.00	†	0.00	†	0.00	†	0.01		0.03		0.03

Less distributions from:

Net investment income	$0.00	†	0.00	†	0.00	†	0.01		0.03		0.03

Total distributions	$0.00	†	0.00	†	0.00	†	0.01		0.03		0.03

Net asset value, end of period	$1.00		1.00		1.00		1.00		1.00		1.00

Total Return(4)	%0.00††		0.00	††	0.00	††	1.38		3.34		3.60

Ratios and Supplemental Data:

Net assets, end of period (000's)	$20,384		19,760		34,548		30,241		32,117		12,035

Ratios to average net assets:

Net expenses after expense

reimbursement(5)(6)%	1.34		1.21		1.61		1.70	**	1.64	**	1.60	**

Gross expenses prior to expense

reimbursement(5)%	1.77		1.84		1.91		1.75		1.50		3.03

Net investment income after expense

reimbursement(5)(6)%	0.00	††	0.00	††	0.01		1.26		4.31		3.96

(1)  Effective May 21, 2001, ING Investments, LLC took over direct management of the Fund.

(2)  The Fund changed its fiscal year end to March 31.

(3)  Commencement of operations.

(4)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5)  Annualized for periods less than one year.

(6)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*  Recognition of net investment income by the Fund was affected by the timing of the declaration of dividends by the underlying investment company in which the Fund invested.

**  Does not include expenses of the investment company in which the Fund invested prior to May 2001.

†  Amount is less than $0.01 per share.

††  Amount is less than 0.01% per share.

See Accompanying Notes to Financial Statements.

ING MONEY MARKET FUND (UNAUDITED) (CONTINUED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

Class C

	Six Months Ended September 30,		Year Ended March 31,						Nine Months Ended March 31,		July 12, 1999(3) to June 30,
	2004		2004		2003		2002(1)		2001(2)		2000
Per Share Operating Performance:

Net asset value, beginning of period	$1.00		1.00		1.00		1.00		1.00		1.00

Income from investment operations:

Net investment income	$0.00	†	0.00	†	0.00	†	0.01	*	0.03	*	0.02	*

Total from investment operations	$0.00	†	0.00	†	0.00	†	0.01		0.03		0.02

Less distributions from:

Net investment income	$0.00	†	0.00	†	0.00	†	0.01		0.03		0.02

Total distributions	$0.00	†	0.00	†	0.00	†	0.01		0.03		0.02

Net asset value, end of period	$1.00		1.00		1.00		1.00		1.00		1.00

Total Return(4)%	0.00	††	0.00	††	0.01		1.33		3.34		3.58

Ratios and Supplemental Data:

Net assets, end of period (000's)	$5,253		5,174		10,664		10,403		27,404		5,431

Ratios to average net assets:

Net expenses after expense

reimbursement(5)(6)%	1.34		1.21		1.62		1.68	**	1.59	**	1.60	**

Gross expenses prior to expense

reimbursement(5)%	1.77		1.84		1.90		1.71		1.49		3.03

Net investment income after expense

reimbursement(5)(6)%	0.00	††	0.00	††	0.01		1.60		4.36		3.96

(1)  Effective May 21, 2001, ING Investments, LLC took over direct management of the Fund.

(2)  The Fund changed its fiscal year end to March 31.

(3)  Commencement of operations.

(4)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5)  Annualized for periods less than one year.

(6)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*  Recognition of net investment income by the Fund was affected by the timing of the declaration of dividends by the underlying investment company in which the Fund invested.

**  Does not include expenses of the investment company in which the Fund invested prior to May 2001.

†  Amount is less than $0.01 per share.

††  Amount is less than 0.01% per share.

See Accompanying Notes to Financial Statements.

ING LEXINGTON MONEY MARKET TRUST (UNAUDITED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Six Months Ended September 30,		Year Ended March 31,				Three Months Ended March 31,	Year Ended December 31,
	2004		2004		2003	2002	2001(1)	2000(2)	1999
Per Share Operating Performance:

Net asset value, beginning of period	$1.00		1.00		1.00	1.00	1.00	1.00	1.00

Income from investment operations:

Net investment income	$0.00	*	0.00	*	0.01	0.02	0.01	0.05	0.04

Total from investment operations	$0.00	*	0.00	*	0.01	0.02	0.01	0.05	0.04

Less distributions from:

Net investment income	$0.00	*	0.00	*	0.01	0.02	0.01	0.05	0.04

Total distributions	$0.00	*	0.00	*	0.01	0.02	0.01	0.05	0.04

Net asset value, end of period	$1.00		1.00		1.00	1.00	1.00	1.00	1.00

Total Return(3)%		0.27	0.38		0.69	2.11	1.22	5.57	4.34

Ratios and Supplemental Data:

Net assets, end of period (000's)	$43,005		46,202		50,153	55,222	63,177	62,859	97,850

Ratios to average net assets:

Net expenses after expense

reimbursement(4)(5)%	0.80		0.82		0.92	0.98	0.92	1.00	1.00

Gross expenses prior to expense

reimbursement(4)%	0.80		0.82		0.92	1.08	0.92	1.08	1.01

Net investment income after expense

reimbursement(4)(5)%	0.53		0.38		0.69	2.15	4.85	5.53	4.26

(1)  The Trust changed its fiscal year end to March 31.

(2)  Effective July 26, 2000 ING Investments, LLC became the Investment Manager of the Trust.

(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(5)  Annualized for periods less than one year.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2004 (Unaudited)

NOTE 1 - ORGANIZATION

Organization. ING Funds Trust ("Trust") is a Delaware business trust registered as an open-end management investment company. The Trust was organized on July 30, 1998. It consists of eight separately managed series: ING GNMA Income Fund ("GNMA Fund"), ING High Yield Bond Fund ("High Yield Bond Fund"), ING High Yield Opportunity Fund ("High Yield Opportunity Fund"), ING Intermediate Bond Fund ("Intermediate Bond Fund"), ING National Tax-Exempt Bond Fund ("National Tax-Exempt Bond Fund"), ING Classic Money Market Fund ("Classic Money Market Fund"), ING Money Market Fund ("Money Market Fund") and ING Lexington Money Market Trust ("Money Market Trust").

The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class O, Class Q and Class R, except for Money Market Trust, which only offers Class A Shares. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

ING Investments, LLC ("ING Investments"), serves as the Investment Manager to the Funds. ING Investments has engaged ING Investment Management Co. (formerly, Aeltus Investment Management, Inc., "ING IM"), to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC (the "Distributor") is the principal underwriter of the Funds. The Distributor, ING Investments and ING IM are indirect wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution active in banking, insurance and asset management.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Trustees ("Board") of the Funds. Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest approximates market value.

Classic Money Market Fund, Money Market Fund and Money Market Trust use the amortized cost method to value their portfolios securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2004 (Unaudited) (continued)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities - at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.  Foreign Currency Transactions and Futures Contracts. The High Yield Bond, High Yield Opportunity, Intermediate Bond and National Tax-Exempt Bond Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The High Yield Bond, High Yield Opportunity and Intermediate Bond Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the

NOTES TO FINANCIAL STATEMENTS as of September 30, 2004 (Unaudited) (continued)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

contract at the time it was opened and the value at the time it was closed.

E.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. National Tax-Exempt Bond Fund, Intermediate Bond Fund, High Yield Opportunity Fund, High Yield Bond Fund, Classic Money Market Fund, Money Market Fund and Money Market Trust declare and become ex-dividend daily and pay dividends monthly. GNMA Fund declares and becomes ex-dividend monthly and pays dividends monthly. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.  Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.  Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.  Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I.  Securities Lending. Each Fund (except GNMA Fund) has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.  Illiquid and Restricted Securities. GNMA Fund may not invest in illiquid securities. Money Market Trust may not invest more than 5% of its net assets, in illiquid securities, Classic Money Market Fund and Money Market Fund may not invest more than 10% of their net assets in illiquid securities and all other Funds may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market

NOTES TO FINANCIAL STATEMENTS as of September 30, 2004 (Unaudited) (continued)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K.  Delayed Delivery Transaction. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

L.  Mortgage Dollar Roll Transactions. Each Fund (except National Tax-Exempt Bond Fund and Money Market Trust) may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

M.  Options Contracts. The High Yield Bond, High Yield Opportunity and Intermediate Bond Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

N.  Construction Loan Securities (GNMA Fund). The GNMA Fund may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

NOTE 3 - INVESTMENT TRANSACTIONS

For the six months ended September 30, 2004, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
High Yield Bond Fund	$33,477,955	$34,212,179

High Yield Opportunity Fund	110,392,072	137,840,490

Intermediate Bond Fund	210,133,746	202,261,265

National Tax-Exempt Bond Fund	2,199,730	2,389,290

U.S. Government securities not included above were as follows:

	Purchases	Sales
GNMA Fund	$141,024,305	$178,294,693

Intermediate Bond Fund	1,117,520,786	941,915,787

NOTES TO FINANCIAL STATEMENTS as of September 30, 2004 (Unaudited) (continued)

NOTE 4 - INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

All Funds in this report have an Investment Management Agreement with ING Investments, LLC (the "Investment Manager"). The Investment Management Agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For GNMA Fund - 0.60% of the first $150 million, 0.50% of the next $250 million, 0.45% of the next $400 million and 0.40% in excess of $800 million; for National Tax-Exempt Bond - 0.50%; for High Yield Opportunity Fund - 0.60%; for High Yield Bond Fund - 0.65% of the first $250 million, 0.60% of the next $250 million and 0.55% in excess of $500 million; for Classic Money Market Fund - 0.25%; for Money Market Fund - 0.35%; for Money Market Trust - 0.50% of the first $500 million and 0.45% in excess of $500 million; for Intermediate Bond - 0.50% of the first $500 million, 0.45% of the next $500 million, 0.425% of the next $1 billion and 0.40% in excess of $2 billion.

The Investment Manager has entered into a Sub-Advisory Agreement with ING IM. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Funds' assets in accordance with the Funds' investment objectives, policies, and limitations.

ING Funds Services, LLC ("IFS"), a wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the GNMA Fund, High Yield Bond Fund, High Yield Opportunity Fund, Intermediate Bond Fund, National Tax-Exempt Bond Fund, Money Market Fund and Money Market Trust a fee at an annual rate of 0.10% of its average daily net assets.

NOTE 5 - DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class B	Class C	Class M	Class O	Class Q	Class R
GNMA Fund	0.25%	1.00%	1.00%	0.75%	N/A	0.25%	N/A

High Yield Bond Fund	0.35%	1.00%	1.00%	N/A	N/A	N/A	N/A

High Yield Opportunity Fund	0.35%	1.00%	1.00%	0.75%	N/A	0.25%	N/A

Intermediate Bond Fund	0.35%	1.00%	1.00%	N/A	0.25%	N/A	0.50%

National Tax-Exempt Bond Fund	0.35%	1.00%	1.00%	N/A	N/A	N/A	N/A

Classic Money Market Fund	0.75%	1.00%	1.00%	N/A	N/A	N/A	N/A

Money Market Fund	0.25%	1.00%	1.00%	N/A	N/A	N/A	N/A

During the six months ended September 30, 2004, the Distributor waived 0.10% of the Class A Distribution fee for High Yield Bond Fund, Intermediate Bond and National Tax-Exempt Bond Fund.

During the six months ended September 30, 2004, the Distributor voluntarily waived Distribution and Service Fees of $748,818, $1,085 and $801 for the Classic Money Market Fund for Class A, Class B and Class C, respectively.

The Distributor also receives the proceeds of initial sales charge paid by shareholders upon the purchase of Class A and Class M shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the six months ended September 30, 2004, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class B Shares	Class C Shares	Class M Shares
Initial Sales Charges	$42,041	N/A	N/A	$10

Contingent Deferred Sales Charges	31,612	N/A	$21,091	N/A

NOTES TO FINANCIAL STATEMENTS as of September 30, 2004 (Unaudited) (continued)

NOTE 6 - OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2004, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
GNMA Fund	$296,513	$59,496	$248,224	$604,233

High Yield Bond Fund	59,949	5,926	36,279	102,154

High Yield Opportunity Fund	156,962	19,492	181,712	358,166

Intermediate Bond Fund	241,182	47,958	197,623	486,763

National Tax-Exempt Bond Fund	24,467	2,333	8,644	35,444

Classic Money Market Fund	89,751	-	138,226	227,977

Money Market Fund	12,379	3,537	24,495	40,411

Money Market Trust	55,843	3,547	-	59,390

At September 30, 2004, ING Life Insurance and Annuity Co., a wholly-owned indirect subsidiary of ING Groep N.V., held 7.44%, 36.38%, 17.30% and 73.29% of the shares outstanding of GNMA Fund, High Yield Bond Fund, Intermediate Bond Fund and National Tax-Exempt Bond Fund, respectively. Control is defined by the Investment Company Act of 1940 ("1940 Act") as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because High Yield Bond and National Tax-Exempt Bond have a common owner that owns over 25% of the outstanding securities of each of them, the two Funds may be deemed to be affiliates of each other.

Each Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 7 - EXPENSE LIMITATIONS

For the following Funds, pursuant to written Expense Limitation Agreements, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the following annual expenses to average daily net assets ratios:

	Class A	Class B	Class C	Class I	Class M	Class O	Class Q	Class R
GNMA Fund	1.29%	2.04%	2.04%	1.04%	1.79%	N/A	1.29%	N/A

High Yield Bond Fund	1.20%	1.95%	1.95%	N/A	N/A	N/A	N/A	N/A

High Yield Opportunity Fund	1.30%	1.95%	1.95%	N/A	1.70%	N/A	N/A	N/A

Intermediate Bond Fund(1)	1.00%	1.75%	1.75%	0.75%	N/A	1.00%	N/A	1.25%

National Tax- Exempt Bond Fund	1.15%	1.90%	1.90%	N/A	N/A	N/A	N/A	N/A

Classic Money Market Fund	0.77%	1.41%	1.41%	N/A	N/A	N/A	N/A	N/A

Money Market Fund	1.50%	2.25%	2.25%	N/A	N/A	N/A	N/A	N/A

Money Market Trust	1.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1) Prior to February 1, 2004, the expense limitation rates for Class A, Class B, Class C, Class I and Class O were 1.15%, 1.90%, 1.90%, 0.90%, 1.40% and 1.15% respectively.

The Investment Manager may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

During the six months ended September 30, 2004, the Investment Manager voluntarily reimbursed Class A, Class B and Class C of the Money Market Fund $37,032, $44,615 and $11,840, respectively. These voluntary reimbursements were in addition to any contractual obligations under the Expense Limitation Agreement.

As of September 30, 2004, the amounts of reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	September 30,
	2005	2006	2007	Total
High Yield Bond Fund	$134,098	$-	$-	$134,098

High Yield Opportunity Fund	1,169,540	544,983	-	1,714,523

Intermediate Bond Fund	-	-	31,024	31,024

National Tax-Exempt Bond Fund	49,422	4,294	-	53,716

Classic Money Market Fund	682,854	215,345	-	898,199

Money Market Fund	54,749	448,918	221,103	724,770

NOTES TO FINANCIAL STATEMENTS as of September 30, 2004 (Unaudited) (continued)

NOTE 7 - EXPENSE LIMITATIONS (continued)

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 - LINE OF CREDIT

All of the Funds included in this report with the exception of GNMA Fund, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

During the six months ended September 30, 2004 the High Yield Opportunity Fund utilized the line of credit for 20 days with an approximate average daily balance of $939,500 and an approximate weighted average interest rate of 1.96%.

NOTE 9 - CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended September 30, 2004	Year Ended March 31, 2004	Six Months Ended September 30, 2004	Year Ended March 31, 2004	Six Months Ended September 30, 2004	Year Ended March 31, 2004
GNMA Income Fund (Number of Shares)

Shares sold	6,428,008	25,619,769	627,523	3,701,108	431,088	3,267,282

Dividends reinvested	1,490,911	2,892,954	201,633	412,142	89,972	221,048

Shares redeemed	(11,123,868)	(36,101,757)	(2,661,900)	(6,217,595)	(2,019,363)	(5,888,039)

Net decrease in shares outstanding	(3,204,949)	(7,589,034)	(1,832,744)	(2,104,345)	(1,498,303)	(2,399,709)

GNMA Income Fund ($)

Shares sold	$55,725,223	$220,712,735	$5,423,696	$32,777,068	$3,726,186	$29,016,572

Dividends reinvested	12,933,167	25,548,426	1,742,794	3,633,981	778,431	1,940,307

Shares redeemed	(96,250,971)	(313,803,016)	(22,933,093)	(54,830,946)	(17,429,252)	(51,944,184)

Net decrease	$(27,592,581)	$(67,541,855)	$(15,766,603)	$(18,419,897)	$(12,924,635)	$(20,987,305)

	Class I Shares		Class M Shares		Class Q Shares
	Six Months Ended September 30, 2004	Year Ended March 31, 2004	Six Months Ended September 30, 2004	Year Ended March 31, 2004	Six Months Ended September 30, 2004	Year Ended March 31, 2004
GNMA Income Fund (Number of Shares)

Shares sold	231,830	608,292	-	3,037	-	-

Dividends reinvested	29,046	47,173	484	2,172	296	610

Shares redeemed	(158,262)	(444,235)	(11,099)	(93,627)	(3,468)	(5,994)

Net increase (decrease) in shares outstanding	102,614	211,230	(10,615)	(88,418)	(3,172)	(5,384)

GNMA Income Fund ($)

Shares sold	$2,013,527	$5,431,127	$-	$27,195	$-	$-

Dividends reinvested	252,171	416,747	4,208	19,277	2,570	5,396

Shares redeemed	(1,372,421)	(3,934,648)	(96,145)	(831,602)	(29,827)	(52,619)

Net increase (decrease)	$893,277	$1,913,226	$(91,937)	$(785,130)	$(27,257)	$(47,223)

NOTES TO FINANCIAL STATEMENTS as of September 30, 2004 (Unaudited) (continued)

NOTE 9 - CAPITAL SHARES (continued)

Class T Shares
Year Ended March 31, 2004(1)
GNMA Income Fund (Number of Shares)

Dividends reinvested	7,490

Shares redeemed	(1,070,267)

Net decrease in shares outstanding	(1,062,777)

GNMA Income Fund ($)

Dividends reinvested	$67,044

Shares redeemed	(8,942,484)

Net decrease	$(8,875,440)

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended September 30, 2004	Year Ended March 31, 2004	Six Months Ended September 30, 2004	Year Ended March 31, 2004	Six Months Ended September 30, 2004	Year Ended March 31, 2004
High Yield Bond Fund (Number of Shares)

Shares sold	930,942	3,014,354	327,109	1,477,608	251,678	913,884

Dividends reinvested	33,539	129,183	19,957	53,496	14,684	28,230

Shares redeemed	(1,086,646)	(3,423,033)	(396,679)	(817,189)	(225,925)	(365,555)

Net increase (decrease) in shares outstanding	(122,165)	(279,496)	(49,613)	713,915	40,437	576,559

High Yield Bond Fund ($)

Shares sold	$8,156,118	$25,756,838	$2,861,324	$12,764,015	$2,209,089	$7,905,003

Dividends reinvested	291,957	1,110,915	173,136	464,713	127,681	245,987

Shares redeemed	(9,513,942)	(29,267,363)	(3,434,229)	(7,104,046)	(1,958,968)	(3,157,798)

Net increase (decrease)	$(1,065,867)	$(2,399,610)	$(399,769)	$6,124,682	$377,802	$4,993,192

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended September 30, 2004	Year Ended March 31, 2004	Six Months Ended September 30, 2004	Year Ended March 31, 2004	Six Months Ended September 30, 2004	Year Ended March 31, 2004
High Yield Opportunity Fund (Number of Shares)

Shares sold	2,452,039	14,744,281	157,980	2,176,865	76,532	1,026,957

Dividends reinvested	125,379	438,411	178,629	631,217	23,024	90,317

Shares redeemed	(2,390,527)	(19,073,909)	(4,754,107)	(8,548,854)	(544,078)	(2,071,835)

Net increase (decrease) in shares outstanding	186,891	(3,891,217)	(4,417,498)	(5,740,772)	(444,522)	(954,561)

High Yield Opportunity Fund ($)

Shares sold	$17,372,736	$100,648,682	$1,118,112	$15,182,882	$543,528	$7,068,956

Dividends reinvested	879,841	3,043,945	1,260,355	4,403,736	162,302	629,027

Shares redeemed	(16,763,907)	(131,654,284)	(33,634,970)	(60,143,344)	(3,834,510)	(14,398,323)

Net increase (decrease)	$1,488,670	$(27,961,657)	$(31,256,503)	$(40,556,726)	$(3,128,680)	$(6,700,340)

	Class M Shares			Class Q Shares	Class T Shares
	Six Months Ended September 30, 2004	Year Ended March 31, 2004	Six Months Ended September 30, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004(1)
High Yield Opportunity Fund (Number of Shares)

Shares sold	792	779	-	41,144	-

Dividends reinvested	3,767	13,615	357	5,660	8,554

Shares redeemed	(69,808)	(100,308)	(24,245)	(159,316)	(751,809)

Net decrease in shares outstanding	(65,249)	(85,914)	(23,888)	(112,512)	(743,255)

High Yield Opportunity Fund ($)

Shares sold	$5,467	$5,361	$-	$282,294	$-

Dividends reinvested	26,396	94,295	2,498	38,994	58,485

Shares redeemed	(490,654)	(700,303)	(171,141)	(1,081,123)	(5,126,482)

Net decrease	$(458,791)	$(600,647)	$(168,643)	$(759,835)	$(5,067,997)

(1) Effective June 2, 2003, Class "T" shares converted into the corresponding Class "A" shares within this Fund. Class "T" shares are no longer offered.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2004 (Unaudited) (continued)

NOTE 9 - CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended September 30, 2004	Year Ended March 31, 2004	Six Months Ended September 30, 2004	Year Ended March 31, 2004	Six Months Ended September 30, 2004	Year Ended March 31, 2004
Intermediate Bond Fund (Number of Shares)

Shares sold	9,573,820	23,789,274	653,290	2,574,476	1,033,528	4,087,450

Shares issued in merger	7,719,739	-	279,541	-	177,974	-

Dividends reinvested	537,508	601,543	86,249	143,583	76,355	119,937

Shares redeemed	(4,912,055)	(13,118,758)	(945,539)	(2,250,151)	(1,392,354)	(2,567,915)

Net increase (decrease) in shares outstanding	12,919,012	11,272,059	73,541	467,908	(104,497)	1,639,472

Intermediate Bond Fund ($)

Shares sold	$97,025,370	$249,408,518	$6,775,541	$27,153,069	$10,749,595	$43,266,790

Shares issued in merger	81,024,830	-	2,925,680	-	1,860,336	-

Dividends reinvested	5,581,978	6,335,065	893,743	1,509,025	791,966	1,260,697

Shares redeemed	(50,912,547)	(136,162,176)	(9,790,894)	(23,726,034)	(14,433,697)	(27,040,140)

Net increase (decrease)	$132,719,631	$119,581,407	$804,070	$4,936,060	$(1,031,800)	$17,487,347

	Class I Shares		Class O Shares	Class R Shares
	Six Months Ended September 30, 2004	Year Ended March 31, 2004	August 16, 2004(1) to September 30, 2004	Six Months Ended September 30, 2004	Year Ended March 31, 2004
Intermediate Bond Fund (Number of Shares)

Shares sold	250,507	476,004	386,814	13,129	48

Shares issued in merger	2,441,606	-	2,497,900	-	-

Dividends reinvested	39,239	65,475	3,181	-	-

Shares redeemed	(340,976)	(609,124)	(252,726)	(269)	(1)

Net increase (decrease) in shares outstanding	2,390,376	(67,645)	2,635,169	12,860	47

Intermediate Bond Fund ($)

Shares sold	$1,748,376	$4,968,831	$4,651,212	$138,405	$514

Shares issued in merger	25,636,140	-	26,211,427	-	-

Dividends reinvested	407,702	690,213	33,270	-	-

Shares redeemed	(3,548,890)	(6,360,799)	(2,636,359)	(2,820)	(10)

Net increase (decrease)	$24,243,328	$(701,755)	$28,259,550	$135,585	$504

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended September 30, 2004	Year Ended March 31, 2004	Six Months Ended September 30, 2004	Year Ended March 31, 2004	Six Months Ended September 30, 2004	Year Ended March 31, 2004
National Tax-Exempt Bond Fund (Number of Shares)

Shares sold	16,310	456,328	49,930	57,806	85,874	28,257

Dividends reinvested	2,635	25,856	1,331	5,368	838	3,304

Shares redeemed	(23,551)	(423,168)	(31,391)	(74,750)	(24,442)	(27,023)

Net increase (decrease) in shares outstanding	(4,606)	59,016	19,870	(11,576)	62,270	4,538

National Tax-Exempt Bond Fund ($)

Shares sold	$171,543	$4,960,064	$525,676	$629,452	$904,727	$310,681

Dividends reinvested	27,837	280,211	14,014	57,744	8,859	35,588

Shares redeemed	(249,124)	(4,618,660)	(329,980)	(807,779)	(257,861)	(290,031)

Net increase (decrease)	$(49,744)	$621,615	$209,710	$(120,583)	$655,725	$56,238

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2004 (Unaudited) (continued)

NOTE 9 - CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended September 30, 2004	Year Ended March 31, 2004	Six Months Ended September 30, 2004	Year Ended March 31, 2004	Six Months Ended September 30, 2004	Year Ended March 31, 2004
Classic Money Market Fund (Number of Shares)

Shares sold	168,435,405	420,747,212	22,516	157,965	41,172	62,057

Dividends reinvested	1,040,612	1,881,730	772	1,415	574	776

Shares redeemed	(141,487,503)	(482,594,852)	(143,186)	(500,061)	(71,521)	(41,138)

Net increase (decrease) in shares outstanding	27,988,514	(59,965,910)	(119,898)	(340,681)	(29,775)	21,695

Classic Money Market Fund ($)

Shares sold	$168,435,405	$419,497,760	$22,516	$157,965	$41,172	$62,057

Dividends reinvested	1,040,612	1,881,743	772	1,415	574	776

Shares redeemed	(141,487,503)	(481,346,654)	(143,186)	(500,062)	(71,521)	(41,138)

Net increase (decrease)	$27,988,514	$(59,967,151)	$(119,898)	$(340,682)	$(29,775)	$21,695

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended September 30, 2004	Year Ended March 31, 2004	Six Months Ended September 30, 2004	Year Ended March 31, 2004	Six Months Ended September 30, 2004	Year Ended March 31, 2004
Money Market Fund (Number of Shares)

Shares sold	13,705,047	6,884,008	8,814,357	36,486,332	3,560,211	19,788,430

Dividends reinvested	61,762	120,683	-	47	-	2

Shares redeemed	(12,716,735)	(6,797,296)	(8,185,761)	(51,274,207)	(3,480,559)	(25,277,969)

Net increase (decrease) in shares outstanding	1,050,074	207,395	628,596	(14,787,828)	79,652	(5,489,537)

Money Market Fund ($)

Shares sold	$13,705,047	$6,884,017	$8,814,357	$36,486,351	$3,560,212	$19,788,460

Dividends reinvested	61,762	120,683	-	47	-	2

Shares redeemed	(12,716,740)	(6,797,671)	(8,185,761)	(51,274,207)	(3,480,559)	(25,278,020)

Net increase (decrease)	$1,050,069	$207,029	$628,596	$(14,787,809)	$79,653	$(5,489,558)

	Class A Shares
	Six Months Ended September 30, 2004	Year Ended March 31, 2004
Money Market Trust (Number of Shares)

Shares sold	6,891,506	18,239,103

Dividends reinvested	84,091	173,405

Shares redeemed	(10,163,832)	(22,362,541)

Net decrease in shares outstanding	(3,188,235)	(3,950,033)

Money Market Trust ($)

Shares sold	$6,891,506	$18,239,101

Dividends reinvested	84,090	173,405

Shares redeemed	(10,163,842)	(22,362,541)

Net decrease	$(3,188,246)	$(3,950,035)

NOTES TO FINANCIAL STATEMENTS as of September 30, 2004 (Unaudited) (continued)

NOTE 10 - CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, High Yield Opportunity Fund and High Yield Bond Fund invest substantially in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Funds that held defaulted securities at September 30, 2004 were as follows:

Fund	Security	Market Value
High Yield Opportunity Fund	Adelphia Business Solutions	$6

	ICG Services, Inc.	4

	Intl. Utility Structures, Inc.	2

	Source Media, Inc.	1

	WinStar Communications, Inc.	625

		$638

For financial reporting purposes, it is each Fund's accounting practice to discontinue the accrual of income and to provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.

NOTE 11 - FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals.

Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

For tax purposes, the Funds may designate as net investment income dividends or capital gain distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

Dividends paid by the Funds from net investment income and distribution of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders for the six months ended September 30, 2004 and the year ended March 31, 2004 were as follows:

Six Months Ended September 30, 2004	Ordinary Income	Long-Term Capital Gains	Short-Term Capital Gains
GNMA Income Fund	$19,232,900	$-	$-

High Yield Bond Fund	2,076,911	-	-

High Yield Opportunity Fund	6,118,362	-	-

Intermediate Bond Fund	6,833,159	372,253	5,177,702

National Tax-Exempt Bond Fund	421,816	-	-

Classic Money Market Fund	1,218,619	-	-

Money Market Fund	67,181	-	-

Money Market Trust	117,926	-	-

Year Ended March 31, 2004	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains	Dividends Paid Deduction on Redemptions	Return of Capital
GNMA Fund	$39,406,147	$-	$-	$-	$-

High Yield Bond Fund	4,595,062	-	-	-	-

High Yield Opportunity Fund	19,716,315	-	-	-	1,238,403

Intermediate Bond Fund	14,424,000	-	-	432,360	-

National Tax-Exempt Bond Fund	62,260	870,059	474,890	-	-

Classic Money Market Fund	1,908,765	-	-	-	-

Money Market Fund	133,068	-	-	42,157	-

Money Market Trust	179,988	-	-	-	-

NOTES TO FINANCIAL STATEMENTS as of September 30, 2004 (Unaudited) (continued)

NOTE 11 - FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2004 were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Losses Deferred	Capital Loss Carryforwards	Expiration Dates
GNMA Fund	$3,906,376	$-	$-	$34,571,547	$(1,394,075)	$(4,473,153)	2006

						(1,688,098)	2007

						(2,870,184)	2008

						(527,639)	2010

						(1,009,937)	2012

						$(10,569,011)

High Yield Bond Fund	$209,732	$-	$-	$3,523,101	$-	$(3,445,507)	2010

						(3,079,896)	2011

						$(6,525,403)

High Yield Opportunity Fund	$-	$-	$-	$(14,323,521)	$-	$(23,109,629)	2006

						(47,276,599)	2007

						(27,206,911)	2008

						(78,500,574)	2009

						(115,139,658)	2010

						(79,792,137)	2011

						(67,125,769)	2012

						$(438,151,277)

Intermediate Bond Fund	$5,501,924	$-	$370,548	$5,369,966	$-	$-	-

National Tax-Exempt Bond Fund	$-	$57,926	$160,554	$1,675,277	$-	$-	-

Classic Money Market Fund	$227	$-	$-	$-	$-	$(35,311)	2011

						(51)	2012

						$(35,362)

Money Market Fund	$34,888	$-	$-	$-	$-	$(1,279)	2011

						(451)	2012

						$(1,730)

Money Market Trust	$466	$-	$-	$-	$-	$(164)	2011

						(436)	2012

						$(600)

NOTE 12 - REORGANIZATIONS

On August 16, 2004, ING Intermediate Bond Fund as listed below ("Acquiring Fund"), acquired the assets and certain liabilities of the ING Bond Fund, also listed below ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 9 - Capital Shares. Net assets and unrealized appreciation as of the reorganization dates were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000)	Total Net Assets of Acquiring Fund (000)	Acquired Fund Unrealized Appreciation (000)	Conversion Ratio
ING Intermediate Bond Fund	ING Bond Fund	$137,658	$448,460	$1,594	1.01

The net assets of the ING Intermediate Bond Fund after the acquisition were approximately $586,118,000.

On June 3, 2004, the Board approved a proposal to reorganize the High Yield Opportunity Fund, the "Disappearing Fund", into the High Yield Bond Fund (the "Reorganization"). The proposed Reorganization is subject to approval by shareholders of the Disappearing Funds. If shareholder approval is obtained, it is expected that the Reorganization would take place during the third quarter of 2004.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2004 (Unaudited) (continued)

NOTE 12 - REORGANIZATIONS (continued)

On September 2, 2004, the Board approved a proposal to reorganize the Money Market Fund and Money Market Trust, the "Disappearing Funds", into the Classic Money Market Fund (the "Reorganization"). The proposed Reorganization is subject to approval by shareholders of the Disappearing Funds. If shareholder approval is obtained, it is expected that the Reorganization would take place during the first quarter of 2005.

NOTE 13 - ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds' Board of Trustees, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% (10% for Classic Money Market Fund and Money Market Fund and 5% for Money Market Trust) of the Fund's net assets, at market value, at time of purchase.

Fund	Security	Principal Amount/ Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
High Yield Bond Fund	GT Group Telecom, Inc.	500	3/19/03	$-	$-	0.00%

	O Sullivan Industries, Inc.	373	3/19/03	-	-	0.00%

	O Sullivan Industries, Inc.	1,000	3/19/03	-	-	0.00%

				$-	$-	0.00%

High Yield Opportunity Fund	Adelphia Business Solutions	61,806	7/20/00	$-	$6	0.00%

	Comforce Corp.	92,950	12/23/98	-	930	0.00%

	Dayton Superior Corp.	3,100	8/10/00	-	31	0.00%

	ICG Communications, Inc.	6,600	8/3/95	-	1	0.00%

	ICG Services, Inc., 0.000%, due 02/15/08	3,600,000	3/6/00	3,200,065	4	0.00%

	Intl. Utility Structures, Inc., 0.000%, due 02/01/08	2,456,000	8/1/01	1,154,358	2	0.00%

	Intl. Wireless Communications Holdings, Inc.	483,445	8/9/96	8,404,221	48	0.00%

	Jordan Telecommunications	2,350	1/31/00	-	65,511	0.02%

	North Atlantic Trading Co.	17,906	3/23/04	210,182	18	0.00%

	Russell-Stanley Holdings, Inc.	100,000	11/28/00	346,704	10	0.00%

	Source Media, Inc., 0.000%, due 11/01/04	623,056	7/25/03	-	1	0.00%

	WinStar Communications, Inc., 0.000%, due 04/15/10	6,250,000	1/12/01	4,337,809	625	0.00%

				$25,920,788	$184,585	0.06%

Intermediate Bond Fund	Apine III, 2.261%, due 08/16/14	434,000	8/04/04	$434,000	$434,000	0.07%

	Apine III, 2.661%, due 08/16/15	434,000	8/04/04	434,000	434,000	0.07%

	Apine III, 4.461%, due 08/16/16	276,000	8/04/04	276,000	276,000	0.05%

	Apine III, 7.711%, due 08/16/17	669,000	8/16/04	669,000	669,000	0.11%

				$1,813,000	$1,813,000	0.30%

Classic Money Market Fund	Goldman Sachs Group, Inc., 1.280%, due 10/27/04	4,100,000	1/28/04	$4,100,000	$4,100,000	0.96%

	Money Market Trust Series A, 1.835%, due 10/07/05	9,200,000	3/12/03	9,200,000	9,200,000	2.15%

	Newcastle CDO I Ltd., 1.870%, due 09/24/38	4,500,000	10/23/03	4,500,000	4,500,000	1.05%

				$17,800,000	$17,800,000	4.16%

Money Market Fund	Goldman Sachs Group, Inc., 1.280%, due 10/27/04	600,000	1/28/04	$300,000	$300,000	0.70%

	Money Market Trust Series A, 1.835%, due 10/07/05	1,300,000	9/24/03	1,300,000	1,300,000	3.02%

	Newcastle CDO I Ltd., 1.870%, due 09/24/38	600,000	10/23/03	600,000	600,000	1.39%

				$2,200,000	$2,200,000	5.12%

Money Market Trust	Goldman Sachs Group, Inc., 1.280%, due 10/27/04	300,000	1/28/04	$300,000	$300,000	0.70%

	Money Market Trust Series A, 1.835%, due 10/07/05	1,000,000	4/30/03	1,000,000	1,000,000	2.33%

	Newcastle CDO I Ltd., 1.870%, due 09/24/38	300,000	10/23/03	300,000	300,000	0.70%

				$1,600,000	$1,600,000	3.72%

NOTE 14 - SECURITIES LENDING

Under an agreement with The Bank of New York ("BNY"), the Funds (except GNMA Fund) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement").

NOTES TO FINANCIAL STATEMENTS as of September 30, 2004 (Unaudited) (continued)

NOTE 14 - SECURITIES LENDING (continued)

The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At September 30, 2004, the following Funds had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Value of Collateral
High Yield Bond Fund	$13,534,319	$13,189,322

High Yield Opportunity Fund	52,503,115	53,825,247

Intermediate Bond Fund	71,399,389	73,409,156

NOTE 15 - SUBSEQUENT EVENTS

Dividends. Subsequent to September 30, 2004 the following Funds declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
GNMA Income Fund

Class A	$0.0375	October 5, 2004	September 30, 2004

Class B	$0.0321	October 5, 2004	September 30, 2004

Class C	$0.0320	October 5, 2004	September 30, 2004

Class I	$0.0396	October 5, 2004	September 30, 2004

Class M	$0.0338	October 5, 2004	September 30, 2004

Class Q	$0.0377	October 5, 2004	September 30, 2004

Class A	$0.0375	November 3, 2004	October 29, 2004

Class B	$0.0320	November 3, 2004	October 29, 2004

Class C	$0.0319	November 3, 2004	October 29, 2004

Class I	$0.0397	November 3, 2004	October 29, 2004

Class M	$0.0337	November 3, 2004	October 29, 2004

Class Q	$0.0358	November 3, 2004	October 29, 2004

	Per Share Amount	Payable Date	Record Date
High Yield Bond Fund

Class A	$0.0401	November 1, 2004	Daily

Class B	$0.0344	November 1, 2004	Daily

Class C	$0.0346	November 1, 2004	Daily

Intermediate Bond Fund

Class A	$0.0291	November 1, 2004	Daily

Class B	$0.0223	November 1, 2004	Daily

Class C	$0.0224	November 1, 2004	Daily

Class I	$0.0318	November 1, 2004	Daily

Class O	$0.0293	November 1, 2004	Daily

Class R	$0.0275	November 1, 2004	Daily

National Tax-Exempt Bond Fund

Class A	$0.0238	November 1, 2004	Daily

Class B	$0.0172	November 1, 2004	Daily

Class C	$0.0179	November 1, 2004	Daily

Classic Money Market Fund

Class A	$0.0009	November 1, 2004	Daily

Class B	$0.0003	November 1, 2004	Daily

Class C	$0.0003	November 1, 2004	Daily

Money Market Fund

Class A	$0.0007	November 1, 2004	Daily

Class B	$0.0000	November 1, 2004	Daily

Class C	$0.0000	November 1, 2004	Daily

Money Market Trust

Class A	$0.0009	November 1, 2004	Daily

On October 7, 2004, the shareholders of ING High Yield Opportunity Fund approved the reorganization with and merger into the ING High Yield Bond Fund. The reorganization was completed on October 25, 2004. Accordingly, the ING High Yield Opportunity Fund is no longer offering its shares.

  PORTFOLIO OF INVESTMENTS
ING GNMA INCOME FUND  as of September 30, 2004 (Unaudited)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 88.1%

	Federal Home Loan Mortgage Corporation: 0.2%

$259,261	7.000%, due 11/01/14	$275,076

817,102	7.500%, due 12/01/14	869,056

231,184	7.500%, due 01/01/30	248,292

237,720	8.000%, due 01/01/30	258,759

		1,651,183

	Federal National Mortgage Association: 0.2%

171,891	6.500%, due 06/01/14	182,277

226,527	7.000%, due 03/01/15	240,514

302,319	7.500%, due 05/01/28	324,214

320,721	8.500%, due 08/01/11	342,994

93,748	8.500%, due 05/01/15	101,147

70,547	8.500%, due 08/01/15	76,115

305,772	8.500%, due 09/01/15	329,903

		1,597,164

	Government National Mortgage Association: 87.7%

9,844,313	3.750%, due 05/20/34	9,778,016

39,148,386	5.000%, due 05/15/33-04/15/34	39,058,129

134,352,100	5.500%, due 04/20/29-08/20/34	136,952,578

544,076	5.650%, due 07/15/29	568,704

132,662,694	6.000%, due 07/15/28-07/20/34	137,779,576

925,550	6.250%, due 04/15/26-04/15/28	972,648

133,209	6.340%, due 02/15/29	127,985

5,771,548	6.400%, due 10/15/33-08/15/38	6,014,458

1,157,729	6.470%, due 09/15/33	1,209,086

32,114,571	6.500%, due 02/15/22-02/15/40	34,260,618

14,455,015	6.625%, due 01/15/34-01/15/40	15,817,663

4,078,970	6.650%, due 10/15/14-09/15/32	4,396,547

3,503,816	6.670%, due 01/15/40	3,890,918

6,172,541	6.687%, due 07/15/40	6,914,837

272,207	6.700%, due 12/15/14	280,782

4,292,083	6.745%, due 10/15/39	4,729,524

12,812,893	6.750%, due 06/15/13-01/15/41	14,120,611

2,836,308	6.810%, due 07/15/39	3,165,792

4,045,857	6.820%, due 05/15/27-04/15/34	4,327,377

9,789,391	6.840%, due 10/15/36	11,088,762

1,795,177	6.870%, due 03/15/39	2,012,774

3,254,808	6.875%, due 02/15/40	3,647,164

2,161,133	6.900%, due 01/15/32	2,454,448

2,866,007	6.950%, due 12/15/29	2,969,166

58,097,023	7.000%, due 07/15/22-12/15/35	61,958,597

8,933,730	7.010%, due 02/15/37	10,186,524

5,537,732	7.100%, due 11/15/39	6,313,992

8,914,777	7.125%, due 09/15/39	10,064,357

3,326,807	7.150%, due 07/15/36	3,804,289

3,672,609	7.250%, due 08/15/22-09/15/31	3,952,094

2,939,899	7.300%, due 08/15/36	3,313,268

4,741,764	7.500%, due 12/15/19-09/15/32	5,099,004

4,991,230	7.600%, due 08/15/31	5,585,798

9,407,739	7.625%, due 07/15/38	10,135,285

74,403	7.650%, due 12/15/12	77,670

460,757	7.700%, due 08/15/13	481,936

9,374,118	7.750%, due 06/15/14-12/15/35	10,237,856

1,038,351	7.800%, due 05/15/19-01/15/42	1,170,629

9,808,372	7.875%, due 09/15/29-04/15/38	10,473,704

11,459,430	8.000%, due 12/15/14-11/15/38	12,473,234

129,987	8.050%, due 07/15/19-04/15/21	142,651

1,252,488	8.100%, due 06/15/12-07/15/12	1,316,093

Principal Amount		Value
$4,968,928	8.125%, due 05/15/38	$5,489,671

4,934,413	8.150%, due 12/15/11-09/15/15	5,200,630

5,187,323	8.200%, due 10/15/11-05/15/13	5,418,439

2,037,798	8.250%, due 10/15/24-03/15/41	2,249,326

6,947,665	8.500%, due 12/15/29-10/15/31	7,479,848

117,096	8.750%, due 10/15/23-06/15/27	118,426

2,814,818	9.000%, due 05/15/20-12/15/34	2,897,319

1,366,073	9.250%, due 06/15/30	1,459,764

972,291	10.250%, due 08/15/29	1,063,950

		634,702,517

	Total U.S. Government Agency Obligations (Cost $615,601,535)	637,950,864

U.S. TREASURY OBLIGATIONS: 6.4%

	U.S. Treasury Notes: 6.4%

47,000,000	1.500%, due 03/31/06	46,401,502

	Total U.S. Treasury Obligations (Cost $46,578,131)	46,401,502

	Total Long-Term Investments (Cost $662,179,666)	684,352,366

SHORT-TERM INVESTMENTS: 4.8%

	U.S. Treasury Bills: 4.8%

34,500,000	1.560%, due 12/02/04		34,406,057

	Total Short-Term Investments (Cost $34,406,819)		34,406,057

	Total Investments in Securities (Cost $696,586,485)*	99.3%	$718,758,423

	Other Assets and Liabilities-Net	0.7%	4,832,180

	Net Assets	100.0%	$723,590,603

Government National Mortgage Association ("GNMA") manages a program of Mortgage-backed securities in order to attract funds for secondary mortgages and provide liquidity for existing mortgage securities. GNMA is a quasi-government agency.

Federal Home Loan Mortgage Corporation ("FHLMC") purchase mortgages from a mortgage originator and holds them as investments in its portfolio, or securitizes them. FHLMC is a private corporation.

*  Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$26,393,117

Gross Unrealized Depreciation	(4,221,179)

Net Unrealized Appreciation	$22,171,938

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND  as of September 30, 2004 (Unaudited)

Principal Amount			Value
CORPORATE BONDS/NOTES: 94.8%

		Advertising: 0.6%

$105,000		RH Donnelley Finance Corp., 8.875%, due 12/15/10	$119,175

160,000		Vertis, Inc., 9.750%, due 04/01/09	172,800

75,000	L	Vertis, Inc., 10.875%, due 06/15/09	81,000

70,000	#	Vertis, Inc., 13.500%, due 12/07/09	70,350

			443,325

		Aerospace/Defense: 1.2%

190,000		DRS Technologies, Inc., 6.875%, due 11/01/13	198,550

140,000		L-3 Communications Corp., 6.125%, due 07/15/13	142,450

270,000		L-3 Communications Corp., 7.625%, due 06/15/12	298,350

215,000		Sequa Corp., 9.000%, due 08/01/09	237,575

			876,925

		Apparel: 0.9%

300,000		Phillips-Van Heusen, 8.125%, due 05/01/13	322,500

315,000		Russell Corp., 9.250%, due 05/01/10	343,350

			665,850

		Auto Parts and Equipment: 1.8%

205,000		ArvinMeritor, Inc., 6.625%, due 06/15/07	214,738

60,000		Dana Corp., 9.000%, due 08/15/11	72,750

145,000		Dana Corp., 10.125%, due 03/15/10	165,300

5,000		Eagle-Picher Industries, Inc., 9.750%, due 09/01/13	5,125

170,000		Rexnord Corp., 10.125%, due 12/15/12	192,950

235,000	L	Tenneco Automotive, Inc., 10.250%, due 07/15/13	269,075

301,000		TRW Automotive, Inc., 11.000%, due 02/15/13	359,695

			1,279,633

		Building Materials: 0.5%

100,000	#	Ply Gem Industries, Inc., 9.000%, due 02/15/12	100,250

135,000	#	THL Buildco, Inc., 8.500%, due 09/01/14	142,088

100,000		US Concrete, Inc., 8.375%, due 04/01/14	105,000

			347,338

		Chemicals: 4.6%

215,000		Equistar Funding Corp., 10.625%, due 05/01/11	246,175

370,000		IMC Global, Inc., 10.875%, due 06/01/08	450,475

710,000	L	Lyondell Chemical Co., 9.625%, due 05/01/07	776,563

Principal Amount			Value
$730,000		Nalco Co., 7.750%, due 11/15/11	$777,450

590,000	L	PolyOne Corp., 8.875%, due 05/01/12	604,750

470,000		Rockwood Specialties Group, Inc., 10.625%, due 05/15/11	519,350

			3,374,763

		Commercial Services: 0.8%

350,000		Corrections Corp. of America, 7.500%, due 05/01/11	371,437

245,000		United Rentals North America, Inc., 6.500%, due 02/15/12	237,038

			608,475

		Distribution/Wholesale: 0.5%

325,000		Aviall, Inc., 7.625%, due 07/01/11	352,625

			352,625

		Diversified Financial Services: 6.3%

420,000	@@,#	BCP Caylux Holdings Luxembourg SCA, 9.625%, due 06/15/14	455,700

320,000		Bluewater Finance Ltd., 10.250%, due 02/15/12	348,800

280,000	#,L	Crystal US Holdings 3 LLC, 5.310%, due 10/01/14	168,700

1,040,000	#,L	Dow Jones CDX NA HY, 8.000%, due 12/29/09	1,043,249

240,000	#	Global Cash Finance Corp., 8.750%, due 03/15/12	255,600

586,796	#	Hollinger Participation Trust, 0.000%, due 11/15/10	673,348

320,000	L	Nexstar Finance, Inc., 12.000%, due 04/01/08	353,600

305,000	#	PanAmSat Holding Corp., 5.320%, due 11/01/14	179,569

230,000	#	Rainbow National Services LLC, 8.750%, due 09/01/12	239,775

210,000	#	Rainbow National Services LLC, 10.375%, due 09/01/14	221,025

240,000		Universal City Development Partners, 11.750%, due 04/01/10	280,800

345,000	#	Vanguard Health Holding Co II LLC, 9.000%, due 10/01/14	347,588

			4,567,754

		Electric: 6.4%

375,000	#,L	AES Corp., 8.750%, due 05/15/13	424,688

365,000		AES Corp., 8.875%, due 02/15/11	407,888

395,000	#	Allegheny Energy Supply Statutory Trust 2001, 10.250%, due 11/15/07	454,250

15,000	#	Allegheny Energy Supply Statutory Trust 2001, 13.000%, due 11/15/07	15,825

200,000	#,L	Calpine Corp., 8.750%, due 07/15/13	152,000

214,882		Homer City Funding LLC, 8.734%, due 10/01/26	241,742

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND  as of September 30, 2004 (Unaudited) (continued)

Principal Amount			Value
		Electric (continued)

$100,000		Illinois Power Co., 7.500%, due 07/15/25	$103,000

250,000		Illinois Power Co., 11.500%, due 12/15/10	297,500

835,000		Midwest Generation LLC, 8.300%, due 07/02/09	877,271

695,000		Nevada Power Co., 10.875%, due 10/15/09	808,805

340,000	#	NRG Energy, Inc., 8.000%, due 12/15/13	365,925

370,000	L	Reliant Energy, Inc., 9.250%, due 07/15/10	399,138

75,000		TECO Energy, Inc., 7.500%, due 06/15/10	81,375

			4,629,407

		Electrical Components and Equipment: 0.2%

110,000	@@	FIMEP SA, 10.500%, due 02/15/13	129,250

			129,250

		Electronics: 0.7%

300,000		Fisher Scientific Intl., 8.000%, due 09/01/13	337,500

85,000		Sanmina-SCI Corp., 10.375%, due 01/15/10	97,644

90,000		Stoneridge, Inc., 11.500%, due 05/01/12	102,375

			537,519

		Entertainment: 2.6%

530,000	#	American Casino & Entertainment Properties LLC, 7.850%, due 02/01/12	559,149

220,000		Argosy Gaming Co., 9.000%, due 09/01/11	248,050

205,000		Carmike Cinemas, Inc., 7.500%, due 02/15/14	208,588

250,000	L	Cinemark USA, Inc., 9.000%, due 02/01/13	280,625

165,000	#	LCE Acquisition Corp., 9.000%, due 08/01/14	171,188

140,000	#,L	Marquee, Inc., 8.625%, due 08/15/12	149,100

245,000	#	Warner Music Group, 7.375%, due 04/15/14	254,800

			1,871,500

		Environmental Control: 1.6%

1,075,000		Allied Waste North America, 8.500%, due 12/01/08	1,171,750

			1,171,750

		Food: 4.1%

370,000		Del Monte Corp., 8.625%, due 12/15/12	413,475

445,000		Delhaize America, Inc., 8.125%, due 04/15/11	510,426

335,000		Dole Food Co., 8.625%, due 05/01/09	366,825

545,000	#	Land O' Lakes, Inc., 9.000%, due 12/15/10	570,206

Principal Amount			Value
$210,000		Roundy's Inc., 8.875%, due 06/15/12	$227,325

320,000		Smithfield Foods, Inc., 7.750%, due 05/15/13	348,800

350,000		Swift & Co., 10.125%, due 10/01/09	385,875

150,000		Swift & Co., 12.500%, due 01/01/10	166,500

			2,989,432

		Forest Products and Paper: 4.1%

660,000		Abitibi-Consolidated Finance LP, 7.875%, due 08/01/09	691,350

560,000	#	Appleton Papers, Inc., 8.125%, due 06/15/11	579,600

435,000	L	Georgia-Pacific Corp., 8.125%, due 05/15/11	504,600

180,000		Georgia-Pacific Corp., 8.875%, due 02/01/10	211,500

275,000		Georgia-Pacific Corp., 9.375%, due 02/01/13	325,188

255,000	@@	Millar Western Forest Products Ltd., 7.750%, due 11/15/13	269,025

350,000	@@	Norske Skog Canada Ltd., 7.375%, due 03/01/14	367,500

			2,948,763

		Healthcare-Products: 0.6%

60,000	#	Medical Device Manufacturing, 10.000%, due 07/15/12	63,900

375,000	#	VWR Intl., Inc., 8.000%, due 04/15/14	398,438

			462,338

		Healthcare-Services: 2.5%

200,000	#	Beverly Enterprises, Inc., 7.875%, due 06/15/14	215,000

515,000		Genesis HealthCare Corp, 8.000%, due 10/15/13	563,926

430,000		HCA, Inc., 7.875%, due 02/01/11	486,907

450,000		HCA, Inc., 8.750%, due 09/01/10	528,106

			1,793,939

		Home Builders: 2.5%

155,000		DR Horton, Inc., 7.875%, due 08/15/11	179,994

225,000	#	KB Home, 6.375%, due 08/15/11	237,375

175,000		Meritage Corp., 9.750%, due 06/01/11	197,313

445,000		Technical Olympic USA, Inc., 9.000%, due 07/01/10	489,499

95,000		Technical Olympic USA, Inc., 10.375%, due 07/01/12	106,875

250,000		WCI Communities, Inc., 10.625%, due 02/15/11	283,125

130,000		William Lyon Homes, Inc., 7.500%, due 02/15/14	133,250

145,000		William Lyon Homes, Inc., 10.750%, due 04/01/13	168,200

			1,795,631

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND  as of September 30, 2004 (Unaudited) (continued)

Principal Amount			Value
		Home Furnishings: 0.4%

$260,000	#	Norcraft Finance Corp., 9.000%, due 11/01/11	$284,700

50,000	#,L	Norcraft Holdings LP, 4.010%, due 09/01/12	36,500

			321,200

		Household Products/Wares: 0.6%

385,000	#,L	American Achievement Corp., 8.250%, due 04/01/12	406,175

			406,175

		Iron/Steel: 1.3%

530,000	L	AK Steel Corp., 7.875%, due 02/15/09	528,675

330,000		United States Steel Corp., 9.750%, due 05/15/10	379,500

			908,175

		Leisure Time: 1.3%

270,000	#	NCL Corp., 10.625%, due 07/15/14	284,175

165,000		Royal Caribbean Cruises Ltd., 7.500%, due 10/15/27	172,425

435,000		Royal Caribbean Cruises Ltd., 8.000%, due 05/15/10	492,094

			948,694

		Lodging: 6.7%

540,000		Ameristar Casinos, Inc., 10.750%, due 02/15/09	615,599

100,000		Aztar Corp., 9.000%, due 08/15/11	111,250

325,000		Caesars Entertainment, Inc., 9.375%, due 02/15/07	363,188

490,000		Harrah's Operating Co., Inc., 8.000%, due 02/01/11	569,485

460,000	L	Hilton Hotels Corp., 7.625%, due 12/01/12	537,050

255,000	L	John Q Hammons Hotels LP, 8.875%, due 05/15/12	285,600

50,000	L	Mandalay Resort Group, 6.500%, due 07/31/09	52,125

290,000		Mandalay Resort Group, 9.500%, due 08/01/08	334,950

220,000	L	MGM Mirage, 8.375%, due 02/01/11	243,925

385,000	L	MGM Mirage, 8.500%, due 09/15/10	439,381

250,000		MGM Mirage, 9.750%, due 06/01/07	279,063

135,000	L	Station Casinos, Inc., 6.000%, due 04/01/12	139,050

190,000	L	Station Casinos, Inc., 6.500%, due 02/01/14	194,275

290,000		Venetian Casino Resort LLC, 11.000%, due 06/15/10	337,125

275,000	L	Wynn Las Vegas Capital Corp., 12.000%, due 11/01/10	345,125

			4,847,191

Principal Amount			Value
		Machinery-Construction and Mining: 0.5%

$335,000		Terex Corp., 7.375%, due 01/15/14	$353,425

			353,425

		Machinery-Diversified: 0.3%

180,000	L	Cummins, Inc., 9.500%, due 12/01/10	208,800

			208,800

		Media: 10.3%

110,000		American Media Operation, Inc., 10.250%, due 05/01/09	116,325

175,000		Block Communications, Inc., 9.250%, due 04/15/09	185,938

70,000	@@	CanWest Media, Inc., 7.625%, due 04/15/13	75,600

245,000	@@	CanWest Media, Inc., 10.625%, due 05/15/11	279,913

195,000		Charter Communications Holdings Capital Corp., 9.625%, due 11/15/09	154,538

350,000	#	Charter Communications Operating Capital Corp., 8.000%, due 04/30/12	350,874

235,000		CSC Holdings, Inc., 7.625%, due 04/01/11	248,806

325,000		CSC Holdings, Inc., 7.875%, due 12/15/07	346,531

225,000		CSC Holdings, Inc., 8.125%, due 07/15/09	240,188

85,000		CSC Holdings, Inc., 10.500%, due 05/15/16	96,900

90,000		Dex Media East Finance Co., 9.875%, due 11/15/09	103,950

120,000		Dex Media East Finance Co., 12.125%, due 11/15/12	150,000

100,000		Dex Media Finance Co., 8.500%, due 08/15/10	114,000

304,000	L	Dex Media Finance Co., 9.875%, due 08/15/13	358,719

565,000		DirecTV Holdings LLC, 8.375%, due 03/15/13	645,512

200,000		Echostar DBS Corp., 5.750%, due 10/01/08	202,000

105,000	#	Echostar DBS Corp., 6.625%, due 10/01/14	104,869

175,000	L	Emmis Operating Co., 6.875%, due 05/15/12	182,438

230,000		Entravision Communications Corp., 8.125%, due 03/15/09	245,525

125,000		Granite Broadcasting Corp., 9.750%, due 12/01/10	116,250

380,000		Gray Television, Inc., 9.250%, due 12/15/11	428,449

135,000		Houghton Mifflin Co., 8.250%, due 02/01/11	141,750

155,000	+,L	Insight Communications Co., Inc., .000%, due 02/15/11	145,700

210,000	@@,#	Kabel Deutschland GmbH, 10.625%, due 07/01/14	229,950

110,000		Nexstar Finance Holdings, Inc., 3.080%, due 04/01/13	84,838

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND  as of September 30, 2004 (Unaudited) (continued)

Principal Amount			Value
		Media (continued)

$105,000	+	Nexstar Finance, Inc., 7.000%, due 01/15/14	$103,950

195,000		Paxson Communications Corp., 10.750%, due 07/15/08	196,950

65,000	@@	Quebecor Media, Inc., 13.050%, due 07/15/11	63,050

345,000	@@,+	Quebecor Media, Inc., 11.125%, due 07/15/11	400,199

175,000		Reader's Digest Association, Inc., 6.500%, due 03/01/11	181,125

25,000	@@	Rogers Cable, Inc., 5.500%, due 03/15/14	23,125

35,000		Salem Communications Corp., 7.750%, due 12/15/10	37,100

172,000		Salem Communications Holding Corp., 9.000%, due 07/01/11	189,200

135,000	@@,L	Shaw Communications, Inc., 7.200%, due 12/15/11	147,488

195,000	L	Sinclair Broadcast Group, Inc., 8.750%, due 12/15/11	212,550

215,000		Spanish Broadcasting System, 9.625%, due 11/01/09	226,288

250,000		Young Broadcasting, Inc., 8.500%, due 12/15/08	266,875

133,000	L	Young Broadcasting, Inc., 10.000%, due 03/01/11	137,655

			7,535,118

		Miscellaneous Manufacturing: 0.9%

185,000		Koppers, Inc., 9.875%, due 10/15/13	205,350

365,000	#,L	Samsonite Corp., 8.875%, due 06/01/11	383,250

80,000		SPX Corp., 7.500%, due 01/01/13	81,700

			670,300

		Office/Business Equipment: 0.6%

165,000		Xerox Corp., 6.875%, due 08/15/11	173,250

50,000		Xerox Corp., 7.625%, due 06/15/13	54,250

150,000	L	Xerox Corp., 9.750%, due 01/15/09	175,500

			403,000

		Oil and Gas: 4.8%

745,000		Chesapeake Energy Corp., 7.500%, due 09/15/13	819,499

350,000	L	Energy Partners Ltd., 8.750%, due 08/01/10	381,500

285,000	#,L	Newfield Exploration Co., 6.625%, due 09/01/14	298,538

335,000	#	Parker Drilling Co., 6.540%, due 09/01/10	337,513

220,000		Swift Energy Co., 7.625%, due 07/15/11	236,500

525,000		Swift Energy Co., 9.375%, due 05/01/12	590,625

550,000	@@	Western Oil Sands, Inc., 8.375%, due 05/01/12	636,624

Principal Amount			Value
$170,000		Whiting Petroleum Corp., 7.250%, due 05/01/12	$172,550

			3,473,349

		Oil and Gas Services: 2.2%

175,000		Grant Prideco Escrow Corp., 9.000%, due 12/15/09	196,438

500,000		Grant Prideco, Inc., 9.625%, due 12/01/07	566,250

300,000		Hanover Compressor Co., 9.000%, due 06/01/14	330,750

435,000	L	Hanover Equipment Trust, 8.500%, due 09/01/08	469,800

			1,563,238

		Packaging and Containers: 4.6%

295,000		BWAY Corp., 10.000%, due 10/15/10	324,500

645,000	@@,L	Crown European Holdings SA, 10.875%, due 03/01/13	753,037

645,000		Jefferson Smurfit Corp., 8.250%, due 10/01/12	714,338

685,000		Owens-Brockway, 8.250%, due 05/15/13	732,950

600,000		Owens-Brockway, 8.875%, due 02/15/09	655,500

160,000	L	Solo Cup Co., 8.500%, due 02/15/14	158,400

			3,338,725

		Pharmaceuticals: 0.7%

485,000		AmerisourceBergen Corp., 8.125%, due 09/01/08	540,775

			540,775

		Pipelines: 4.2%

265,000	L	ANR Pipeline Co., 8.875%, due 03/15/10	299,450

380,000	L	El Paso Corp., 7.875%, due 06/15/12	379,050

430,000		El Paso Natural Gas Co., 7.625%, due 08/01/10	462,250

82,000		GulfTerra Energy Finance Corp., 10.625%, due 12/01/12	103,320

144,000		GulfTerra Energy Partners LP, 8.500%, due 06/01/10	168,300

210,000		Southern Natural Gas Co., 8.000%, due 03/01/32	217,875

355,000		Transcontinental Gas Pipe LN, 7.250%, due 12/01/26	371,863

855,000		Transcontinental Gas Pipe LN, 8.875%, due 07/15/12	1,044,168

			3,046,276

		Real Estate Investment Trusts: 1.3%

49,000		Felcor Lodging LP, 10.000%, due 09/15/08	51,695

280,000		Host Marriott LP, 7.125%, due 11/01/13	295,400

145,000		iStar Financial, Inc., 5.125%, due 04/01/11	145,408

410,000		MeriStar Hospitality Finance Corp., 10.500%, due 06/15/09	451,000

			943,503

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND  as of September 30, 2004 (Unaudited) (continued)

Principal Amount			Value
		Retail: 4.2%

$145,000	#	Denny's Corp., 10.000%, due 10/01/12	$146,269

180,000	L	Denny's Corp., 11.250%, due 01/15/08	187,650

400,000		Dollar General Corp., 8.625%, due 06/15/10	462,000

170,000		Domino's, Inc., 8.250%, due 07/01/11	184,875

205,000	#,L	Duane Reade, Inc., 9.750%, due 08/01/11	194,750

285,000	L	Gap, Inc., 10.300%, due 12/15/08	350,550

435,000		General Nutrition Centers, Inc., 8.500%, due 12/01/10	446,963

455,000		JC Penney Co., Inc., 8.000%, due 03/01/10	520,406

200,000		Rite Aid Corp., 8.125%, due 05/01/10	211,000

325,000		Star Gas Finance Co., 10.250%, due 02/15/13	357,500

			3,061,963

		Semiconductors: 0.1%

58,000		ON Semiconductor Corp., 13.000%, due 05/15/08	65,250

			65,250

		Telecommunications: 7.3%

535,000	L	American Tower Corp., 9.375%, due 02/01/09	569,774

365,000		American Towers, Inc., 7.250%, due 12/01/11	381,425

95,000	#	Centennial Communications Corp., 8.125%, due 02/01/14	91,081

210,000		Centennial Communications Corp., 10.125%, due 06/15/13	222,075

140,000	L	Cincinnati Bell, Inc., 7.250%, due 07/15/13	135,450

105,000	L	Citizens Communications Co., 7.625%, due 08/15/08	110,775

265,000	L	Crown Castle Intl. Corp., 7.500%, due 12/01/13	278,913

135,000	L	Crown Castle Intl. Corp., 9.375%, due 08/01/11	155,925

240,000	L	Crown Castle Intl. Corp., 10.750%, due 08/01/11	268,200

110,000	@@,#	Inmarsat Finance PLC, 7.625%, due 06/30/12	109,725

225,000		Insight Capital, Inc., 10.500%, due 11/01/10	247,500

75,000	L	Lucent Technologies, Inc., 5.500%, due 11/15/08	75,375

170,000	L	Lucent Technologies, Inc., 7.250%, due 07/15/06	181,050

50,000		MetroPCS, Inc., 10.750%, due 10/01/11	54,000

5,000		Nextel Communications, Inc, 6.875%, due 10/31/13	5,225

515,000		Nextel Communications, Inc., 7.375%, due 08/01/15	556,199

90,000	L	Nextel Partners, Inc., 8.125%, due 07/01/11	95,850

Principal Amount			Value
$110,000		Nextel Partners, Inc., 12.500%, due 11/15/09	$127,600

195,000	#,L	PanAmSat Corp., 9.000%, due 08/15/14	203,775

105,000		Qwest Capital Funding, Inc., 7.750%, due 08/15/06	105,919

70,000	#	Qwest Corp., 7.875%, due 09/01/11	72,975

60,000	#	Qwest Corp., 9.125%, due 03/15/12	66,300

290,000	#	Qwest Services Corp., 13.500%, due 12/15/07	331,325

175,000	#	Qwest Services Corp., 14.000%, due 12/15/10	205,188

110,000	@@	Rogers Wireless Communications, Inc., 9.625%, due 05/01/11	123,200

95,000	#	Rural Cellular Corp., 8.250%, due 03/15/12	97,138

140,000	L	SBA Communications Corp., 9.750%, due 12/15/11	114,100

95,000		Spectrasite, Inc., 8.250%, due 05/15/10	102,600

265,000		Western Wireless Corp., 9.250%, due 07/15/13	271,625

			5,360,287

		Total Corporate Bonds/Notes (Cost $65,715,518)	68,841,661

Shares			Value
PREFERRED STOCK: 0.0%

		Media: 0.0%

96	@,L	Paxson Communications Corp.	7,224

			7,224

		Telecommunications: 0.0%

373	@@,I,X	O Sullivan Industries, Inc.	-

			-

		Total Preferred Stock (Cost $8,664)	7,224

WARRANTS: 0.0%

90	@,#	American Tower Corp.	16,965

500	@@,I,X	GT Group Telecom, Inc.	-

1,000	@@,I,X	O Sullivan Industries, Inc.	-

		Total Warrants (Cost $6,677)	16,965

		Total Long-Term Investments (Cost $65,730,859)	68,865,850

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND  as of September 30, 2004 (Unaudited) (continued)

Principal Amount				Value
SHORT-TERM INVESTMENTS: 23.0%

		Securities Lending CollateralCC: 18.7%

$13,534,319		The Bank of New York Institutional Cash Reserves Fund		$13,534,319

		Total Securities Lending Collateral (Cost $13,534,319)		13,534,319

		Repurchase Agreement: 4.3%

3,087,000	S	Morgan Stanley Repurchase Agreement dated 09/30/04, 1.850%, due 10/01/04, $3,087,159 to be received upon repurchase (Collateralized by Federal Home Loan Bank, 5.375%, Market value plus accrued interest $3,151,695, due 05/15/06)		3,087,000

		Total Repurchase Agreement (Cost $3,087,000)		3,087,000

		Total Short-Term Investments (Cost $16,621,319)		16,621,319

		Total Investments in Securities (Cost $82,352,178)*	117.8%	$85,487,169

		Other Assets and Liabilities-Net	(17.8)	(12,932,897)

		Net Assets	100.0%	$72,554,272

@  Non-income producing security

@@  Foreign issuer

+  Step-up basis bonds. Interest rates shown reflect current and future coupon rates.

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

S  Segregated securities for futures, when-issued or delayed delivery securities held at September 30, 2004.

L  Loaned security, a portion or all of the security is on loan at September 30, 2004.

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

*  Cost for federal income tax purposes is $82,404,864. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,220,406

Gross Unrealized Depreciation	(138,101)

Net Unrealized Appreciation	$3,082,305

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING HIGH YIELD OPPORTUNITY FUND  as of September 30, 2004 (Unaudited)

Principal Amount			Value
CORPORATE BONDS/NOTES: 96.9%

		Advertising: 0.6%

$335,000		RH Donnelley Finance Corp., 8.875%, due 12/15/10	$380,225

565,000		Vertis, Inc., 9.750%, due 04/01/09	610,200

250,000	L	Vertis, Inc., 10.875%, due 06/15/09	270,000

235,000	#,L	Vertis, Inc., 13.500%, due 12/07/09	236,175

			1,496,600

		Aerospace/Defense: 1.4%

690,000		DRS Technologies, Inc., 6.875%, due 11/01/13	721,050

495,000	L	L-3 Communications Corp., 6.125%, due 07/15/13	503,663

970,000	L	L-3 Communications Corp., 7.625%, due 06/15/12	1,071,850

825,000		Sequa Corp., 8.875%, due 04/01/08	899,250

50,000		Sequa Corp., 9.000%, due 08/01/09	55,250

			3,251,063

		Apparel: 1.0%

1,225,000		Phillips-Van Heusen, 8.125%, due 05/01/13	1,316,875

1,050,000		Russell Corp., 9.250%, due 05/01/10	1,144,500

			2,461,375

		Auto Parts and Equipment: 1.9%

735,000		ArvinMeritor, Inc., 6.625%, due 06/15/07	769,913

205,000		Dana Corp., 9.000%, due 08/15/11	248,563

550,000	L	Dana Corp., 10.125%, due 03/15/10	627,000

25,000		Eagle-Picher Industries, Inc., 9.750%, due 09/01/13	25,625

690,000		Rexnord Corp., 10.125%, due 12/15/12	783,150

780,000	L	Tenneco Automotive, Inc., 10.250%, due 07/15/13	893,100

1,025,000		TRW Automotive, Inc., 11.000%, due 02/15/13	1,224,874

			4,572,225

		Building Materials: 0.5%

335,000	#	Ply Gem Industries, Inc., 9.000%, due 02/15/12	335,838

445,000	#	THL Buildco, Inc., 8.500%, due 09/01/14	468,362

335,000		US Concrete, Inc., 8.375%, due 04/01/14	351,750

			1,155,950

		Chemicals: 4.4%

755,000	L	Equistar Funding Corp., 10.625%, due 05/01/11	864,475

1,245,000		IMC Global, Inc., 10.875%, due 06/01/08	1,515,788

Principal Amount			Value
$1,895,000	L	Lyondell Chemical Co., 9.625%, due 05/01/07	$2,072,656

2,260,000		Nalco Co., 7.750%, due 11/15/11	2,406,900

1,720,000	L	PolyOne Corp., 8.875%, due 05/01/12	1,763,000

1,700,000		Rockwood Specialties Group, Inc., 10.625%, due 05/15/11	1,878,500

			10,501,319

		Commercial Services: 0.9%

1,250,000		Corrections Corp. of America, 7.500%, due 05/01/11	1,326,562

815,000		United Rentals North America, Inc., 6.500%, due 02/15/12	788,513

			2,115,075

		Distribution/Wholesale: 0.5%

1,100,000	L	Aviall, Inc., 7.625%, due 07/01/11	1,193,500

			1,193,500

		Diversified Financial Services: 6.7%

1,505,000	@@,#	BCP Caylux Holdings Luxembourg SCA, 9.625%, due 06/15/14	1,632,925

1,130,000		Bluewater Finance Ltd., 10.250%, due 02/15/12	1,231,700

905,000	#	Crystal US Holdings 3 LLC, 5.130%, due 10/01/14	545,263

3,785,000	#,L	Dow Jones CDX NA HY, 8.000%, due 12/29/09	3,796,827

700,000	#	Global Cash Finance Corp., 8.750%, due 03/15/12	745,500

2,194,530	#	Hollinger Participation Trust, 0.000%, due 11/15/10	2,518,223

1,230,000		Nexstar Finance, Inc., 12.000%, due 04/01/08	1,359,150

985,000	#	PanAmSat Holding Corp., 5.320%, due 11/01/14	579,919

715,000	#	Rainbow National Services LLC, 8.750%, due 09/01/12	745,388

675,000	#	Rainbow National Services LLC, 10.375%, due 09/01/14	710,438

860,000		Universal City Development Partners, 11.750%, due 04/01/10	1,006,200

1,130,000	#	Vanguard Health Holding Co. II LLC, 9.000%, due 10/01/14	1,138,475

			16,010,008

		Electric: 6.8%

1,320,000	#	AES Corp., 8.750%, due 05/15/13	1,494,900

1,010,000	L	AES Corp., 8.875%, due 02/15/11	1,128,675

1,500,000	#	Allegheny Energy Supply Statutory Trust 2001, 10.250%, due 11/15/07	1,725,000

60,000	#	Allegheny Energy Supply Statutory Trust 2001, 13.000%, due 11/15/07	63,300

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING HIGH YIELD OPPORTUNITY FUND  as of September 30, 2004 (Unaudited) (continued)

Principal Amount			Value
		Electric (continued)

$670,000	#,L	Calpine Corp., 8.750%, due 07/15/13	$509,200

1,064,414		Homer City Funding LLC, 8.734%, due 10/01/26	1,197,466

475,000		Illinois Power Co., 7.500%, due 07/15/25	489,250

1,200,000		Illinois Power Co., 11.500%, due 12/15/10	1,428,000

2,990,000		Midwest Generation LLC, 8.300%, due 07/02/09	3,141,368

2,145,000		Nevada Power Co., 10.875%, due 10/15/09	2,496,243

955,000	#	NRG Energy, Inc., 8.000%, due 12/15/13	1,027,819

1,210,000	L	Reliant Energy, Inc., 9.250%, due 07/15/10	1,305,288

260,000		TECO Energy, Inc., 7.500%, due 06/15/10	282,100

			16,288,609

		Electrical Components and Equipment: 0.2%

365,000	@@	Lengrand Holdings SA, 10.500%, due 02/15/13	428,875

			428,875

		Electronics: 0.8%

1,045,000		Fisher Scientific Intl., 8.000%, due 09/01/13	1,175,625

280,000		Sanmina-SCI Corp., 10.375%, due 01/15/10	321,650

295,000		Stoneridge, Inc., 11.500%, due 05/01/12	335,563

			1,832,838

		Entertainment: 2.6%

1,605,000	#	American Casino & Entertainment Properties LLC, 7.850%, due 02/01/12	1,693,275

790,000		Argosy Gaming Co., 9.000%, due 09/01/11	890,725

740,000		Carmike Cinemas, Inc., 7.500%, due 02/15/14	752,950

890,000	L	Cinemark USA, Inc., 9.000%, due 02/01/13	999,025

560,000	#	LCE Acquisition Corp., 9.000%, due 08/01/14	581,000

460,000	#,L	Marquee, Inc., 8.625%, due 08/15/12	489,900

850,000	#	Warner Music Group, 7.375%, due 04/15/14	884,000

			6,290,875

		Environmental Control: 1.0%

2,135,000		Allied Waste North America, 8.500%, due 12/01/08	2,327,150

			2,327,150

		Food: 3.7%

1,330,000		Del Monte Corp., 8.625%, due 12/15/12	1,486,275

730,000		Delhaize America, Inc., 8.125%, due 04/15/11	837,328

Principal Amount			Value
$895,000		Dole Food Co., 8.625%, due 05/01/09	$980,025

1,450,000	#	Land O' Lakes, Inc., 9.000%, due 12/15/10	1,517,062

690,000		Roundy's Inc., 8.875%, due 06/15/12	746,925

1,235,000		Smithfield Foods, Inc., 7.750%, due 05/15/13	1,346,150

1,145,000	L	Swift & Co., 10.125%, due 10/01/09	1,262,363

595,000		Swift & Co., 12.500%, due 01/01/10	660,450

			8,836,578

		Forest Products and Paper: 4.4%

2,190,000		Abitibi-Consolidated Finance LP, 7.875%, due 08/01/09	2,294,025

1,840,000	#,L	Appleton Papers, Inc., 8.125%, due 06/15/11	1,904,400

1,460,000	L	Georgia-Pacific Corp., 8.125%, due 05/15/11	1,693,600

930,000		Georgia-Pacific Corp., 8.875%, due 02/01/10	1,092,750

980,000		Georgia-Pacific Corp., 9.375%, due 02/01/13	1,158,850

920,000	@@	Millar Western Forest Products Ltd., 7.750%, due 11/15/13	970,600

1,265,000	@@	Norske Skog Canada Ltd., 7.375%, due 03/01/14	1,328,250

			10,442,475

		Healthcare-Products: 0.7%

210,000	#	Medical Device Manufacturing, 10.000%, due 07/15/12	223,650

1,365,000	#	VWR Intl., Inc., 8.000%, due 04/15/14	1,450,313

			1,673,963

		Healthcare-Services: 1.9%

700,000	#	Beverly Enterprises, Inc., 7.875%, due 06/15/14	752,500

1,865,000		Genesis HealthCare Corp., 8.000%, due 10/15/13	2,042,175

1,555,000		HCA, Inc., 7.875%, due 02/01/11	1,760,793

			4,555,468

		Home Builders: 2.6%

505,000		DR Horton, Inc., 7.875%, due 08/15/11	586,431

735,000	#,L	KB Home, 6.375%, due 08/15/11	775,425

625,000		Meritage Corp., 9.750%, due 06/01/11	704,688

1,495,000		Technical Olympic USA, Inc., 9.000%, due 07/01/10	1,644,499

345,000		Technical Olympic USA, Inc., 10.375%, due 07/01/12	388,125

855,000	L	WCI Communities, Inc., 10.625%, due 02/15/11	968,288

445,000		William Lyon Homes, Inc., 7.500%, due 02/15/14	456,125

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING HIGH YIELD OPPORTUNITY FUND  as of September 30, 2004 (Unaudited) (continued)

Principal Amount			Value
		Home Builders (continued)

$520,000		William Lyon Homes, Inc., 10.750%, due 04/01/13	$603,200

			6,126,781

		Home Furnishings: 0.5%

170,000	#,L	Norcraft Holdings LP, 4.010%, due 09/01/12	124,100

940,000	#	Norcraft Finance Corp., 9.000%, due 11/01/11	1,029,300

			1,153,400

		Household Products/Wares: 0.6%

1,390,000	#,L	American Achievement Corp., 8.250%, due 04/01/12	1,466,450

			1,466,450

		Iron/Steel: 1.4%

1,895,000	L	AK Steel Corp., 7.875%, due 02/15/09	1,890,263

1,175,000		United States Steel Corp., 9.750%, due 05/15/10	1,351,250

			3,241,513

		Leisure Time: 1.2%

645,000	#	NCL Corp., 10.625%, due 07/15/14	678,863

595,000		Royal Caribbean Cruises Ltd., 7.500%, due 10/15/27	621,775

1,355,000		Royal Caribbean Cruises Ltd., 8.000%, due 05/15/10	1,532,843

			2,833,481

		Lodging: 6.7%

2,170,000		Ameristar Casinos, Inc., 10.750%, due 02/15/09	2,473,799

350,000		Aztar Corp., 9.000%, due 08/15/11	389,375

770,000		Caesars Entertainment, Inc., 9.375%, due 02/15/07	860,475

1,695,000		Harrah's Operating Co., Inc., 8.000%, due 02/01/11	1,969,956

1,500,000	L	Hilton Hotels Corp., 7.625%, due 12/01/12	1,751,250

740,000		John Q Hammons Hotels LP, 8.875%, due 05/15/12	828,800

185,000	L	Mandalay Resort Group, 6.500%, due 07/31/09	192,863

960,000		Mandalay Resort Group, 9.500%, due 08/01/08	1,108,800

800,000	L	MGM Mirage, 8.375%, due 02/01/11	887,000

1,375,000	L	MGM Mirage, 8.500%, due 09/15/10	1,569,219

885,000		MGM Mirage, 9.750%, due 06/01/07	987,881

500,000	L	Station Casinos, Inc., 6.500%, due 02/01/14	511,250

1,155,000		Venetian Casino Resort LLC, 11.000%, due 06/15/10	1,342,688

952,000	L	Wynn Las Vegas Capital Corp., 12.000%, due 11/01/10	1,194,760

			16,068,116

Principal Amount			Value
		Machinery-Construction and Mining: 0.5%

$1,185,000		Terex Corp., 7.375%, due 01/15/14	$1,250,175

			1,250,175

		Machinery-Diversified: 0.3%

635,000		Cummins, Inc., 9.500%, due 12/01/10	736,600

			736,600

		Media: 10.4%

350,000		American Media Operation, Inc., 10.250%, due 05/01/09	370,125

630,000		Block Communications, Inc., 9.250%, due 04/15/09	669,375

220,000	@@	CanWest Media, Inc., 7.625%, due 04/15/13	237,600

875,000	@@	CanWest Media, Inc., 10.625%, due 05/15/11	999,688

1,160,000	#	Charter Communications Operating Capital Corp., 8.000%, due 04/30/12	1,162,900

675,000		Charter Communications Holdings Capital Corp., 9.625%, due 11/15/09	534,938

775,000		CSC Holdings, Inc., 7.625%, due 04/01/11	820,531

1,045,000		CSC Holdings, Inc., 7.875%, due 12/15/07	1,114,231

775,000		CSC Holdings, Inc., 8.125%, due 07/15/09	827,313

295,000	L	CSC Holdings, Inc., 10.500%, due 05/15/16	336,300

295,000		Dex Media East Finance Co., 9.875%, due 11/15/09	340,725

455,000		Dex Media East Finance Co., 12.125%, due 11/15/12	568,750

340,000		Dex Media Finance Co., 8.500%, due 08/15/10	387,600

1,060,000	L	Dex Media Finance Co., 9.875%, due 08/15/13	1,250,799

1,900,000		DirecTV Holdings LLC, 8.375%, due 03/15/13	2,170,749

745,000		Echostar DBS Corp., 5.750%, due 10/01/08	752,450

340,000	#	Echostar DBS Corp., 6.625%, due 10/01/14	339,575

595,000	L	Emmis Operating Co., 6.875%, due 05/15/12	620,288

840,000		Entravision Communications Corp., 8.125%, due 03/15/09	896,700

425,000		Granite Broadcasting Corp., 9.750%, due 12/01/10	395,250

1,385,000		Gray Television, Inc., 9.250%, due 12/15/11	1,561,587

445,000		Houghton Mifflin Co., 8.250%, due 02/01/11	467,250

500,000	+,L	Insight Communications Co., Inc., 0.970%, due 02/15/11	470,000

750,000	@@,#	Kabel Deutschland GmbH, 10.625%, due 07/01/14	821,250

350,000	L	Nexstar Finance Holdings, Inc., 3.080%, due 04/01/13	269,938

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING HIGH YIELD OPPORTUNITY FUND  as of September 30, 2004 (Unaudited) (continued)

Principal Amount			Value
		Media (continued)

$380,000	+	Nexstar Finance, Inc., 7.000%, due 01/15/14	$376,200

655,000	L	Paxson Communications Corp., 10.750%, due 07/15/08	661,550

225,000	@@	Quebecor Media, Inc., 13.750%, due 07/15/11	218,250

1,205,000	@@,+	Quebecor Media, Inc., 11.125%, due 07/15/11	1,397,799

615,000		Reader's Digest Association, Inc., 6.500%, due 03/01/11	636,525

85,000	@@	Rogers Cable, Inc., 5.500%, due 03/15/14	78,625

115,000		Salem Communications Corp., 7.750%, due 12/15/10	121,900

622,000		Salem Communications Holding Corp., 9.000%, due 07/01/11	684,200

455,000	@@,L	Shaw Communications, Inc., 7.200%, due 12/15/11	497,088

635,000	L	Sinclair Broadcast Group, Inc., 8.750%, due 12/15/11	692,150

623,056	I,**,X	Source Media, Inc., 0.000%, due 11/01/04	1

30,000		Spanish Broadcasting System, 9.625%, due 11/01/09	31,575

840,000		Young Broadcasting, Inc., 8.500%, due 12/15/08	896,700

440,000	L	Young Broadcasting, Inc., 10.000%, due 03/01/11	455,400

			25,133,875

		Metal Fabricate/Hardware: 0.0%

2,456,000	@@,I,**,X	International Utility Structures, Inc., 0.000%, due 02/01/08	2

			2

		Miscellaneous Manufacturing: 0.9%

745,000		Koppers, Inc., 9.875%, due 10/15/13	826,950

1,065,000	#,L	Samsonite Corp., 8.875%, due 06/01/11	1,118,250

265,000		SPX Corp., 7.500%, due 01/01/13	270,631

			2,215,831

		Office/Business Equipment: 0.6%

555,000		Xerox Corp., 6.875%, due 08/15/11	582,750

150,000		Xerox Corp., 7.625%, due 06/15/13	162,750

500,000	L	Xerox Corp., 9.750%, due 01/15/09	585,000

			1,330,500

		Oil and Gas: 4.9%

2,465,000	L	Chesapeake Energy Corp., 7.500%, due 09/15/13	2,711,500

980,000	L	Energy Partners Ltd., 8.750%, due 08/01/10	1,068,200

610,000	#,L	Newfield Exploration Co., 6.625%, due 09/01/14	638,975

1,110,000	#	Parker Drilling Co., 6.540%, due 09/01/10	1,118,325

Principal Amount			Value
$725,000		Swift Energy Co., 7.625%, due 07/15/11	$779,375

1,890,000		Swift Energy Co., 9.375%, due 05/01/12	2,126,250

2,250,000	@@	Western Oil Sands, Inc., 8.375%, due 05/01/12	2,604,375

605,000		Whiting Petroleum Corp., 7.250%, due 05/01/12	614,075

			11,661,075

		Oil and Gas Services: 2.6%

2,950,000		Grant Prideco Escrow Corp., 9.000%, due 12/15/09	3,311,375

1,070,000	L	Hanover Compressor Co., 9.000%, due 06/01/14	1,179,675

1,390,000	L	Hanover Equipment Trust, 8.500%, due 09/01/08	1,501,200

250,000		Hanover Equipment Trust, 8.750%, due 09/01/11	274,375

			6,266,625

		Packaging and Containers: 4.8%

955,000		BWAY Corp., 10.000%, due 10/15/10	1,050,500

2,275,000	@@,L	Crown European Holdings SA, 10.875%, due 03/01/13	2,656,062

2,310,000		Jefferson Smurfit Corp., 8.250%, due 10/01/12	2,558,325

2,175,000	L	Owens-Brockway, 8.250%, due 05/15/13	2,327,250

2,145,000		Owens-Brockway, 8.875%, due 02/15/09	2,343,413

540,000	L	Solo Cup Co., 8.500%, due 02/15/14	534,600

			11,470,150

		Pharmaceuticals: 0.3%

550,000		AmerisourceBergen Corp., 8.125%, due 09/01/08	613,250

			613,250

		Pipelines: 5.0%

1,110,000	L	ANR Pipeline Co., 8.875%, due 03/15/10	1,254,300

1,375,000	L	El Paso Corp., 7.875%, due 06/15/12	1,371,563

1,545,000		El Paso Natural Gas Co., 7.625%, due 08/01/10	1,660,875

1,384,000		GulfTerra Energy Partners LP, 8.500%, due 06/01/10	1,617,550

600,000		Southern Natural Gas Co., 8.000%, due 03/01/32	622,500

1,425,000		Transcontinental Gas Pipe LN, 7.250%, due 12/01/26	1,492,688

3,155,000		Transcontinental Gas Pipe LN, 8.875%, due 07/15/12	3,853,043

			11,872,519

		Real Estate Investment Trusts: 1.2%

785,000		Host Marriott LP, 7.125%, due 11/01/13	828,175

530,000		iStar Financial, Inc., 5.125%, due 04/01/11	531,490

1,380,000	L	MeriStar Hospitality Finance Corp., 10.500%, due 06/15/09	1,518,000

			2,877,665

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING HIGH YIELD OPPORTUNITY FUND  as of September 30, 2004 (Unaudited) (continued)

Principal Amount			Value
		Retail: 4.6%

$465,000	#,L	Denny's Corp., 10.000%, due 10/01/12	$469,069

625,000		Denny's Corp., 11.250%, due 01/15/08	651,563

1,365,000		Dollar General Corp., 8.625%, due 06/15/10	1,576,575

660,000		Domino's, Inc., 8.250%, due 07/01/11	717,750

705,000	#,L	Duane Reade, Inc., 9.750%, due 08/01/11	669,750

1,105,000	L	Gap, Inc., 10.300%, due 12/15/08	1,359,150

1,560,000	L	General Nutrition Centers, Inc., 8.500%, due 12/01/10	1,602,900

1,645,000		JC Penney Co., Inc., 8.000%, due 03/01/10	1,881,468

700,000		Rite Aid Corp., 8.125%, due 05/01/10	738,500

1,120,000		Star Gas Finance Co., 10.250%, due 02/15/13	1,232,000

			10,898,725

		Semiconductors: 0.1%

207,000		ON Semiconductor Corp., 13.000%, due 05/15/08	232,875

			232,875

		Telecommunications: 7.7%

1,902,000	L	American Tower Corp., 9.375%, due 02/01/09	2,025,629

1,200,000		American Towers, Inc., 7.250%, due 12/01/11	1,253,999

280,000	#	Centennial Communications Corp., 8.125%, due 02/01/14	268,450

680,000		Centennial Communications Corp., 10.125%, due 06/15/13	719,100

530,000	L	Cincinnati Bell, Inc., 7.250%, due 07/15/13	512,775

345,000	L	Citizens Communications Co., 7.625%, due 08/15/08	363,975

865,000	L	Crown Castle Intl. Corp., 7.500%, due 12/01/13	910,413

450,000	L	Crown Castle Intl. Corp., 9.375%, due 08/01/11	519,750

865,000	L	Crown Castle Intl. Corp., 10.750%, due 08/01/11	966,638

3,600,000	+,I,**,X	ICG Services, Inc., 0.000%, due 02/15/08	4

370,000	@@,#	Inmarsat Finance PLC, 7.625%, due 06/30/12	369,075

795,000		Insight Capital, Inc., 10.500%, due 11/01/10	874,500

255,000	L	Lucent Technologies, Inc., 5.500%, due 11/15/08	256,275

590,000	L,S	Lucent Technologies, Inc., 7.250%, due 07/15/06	628,350

175,000		MetroPCS, Inc., 10.750%, due 10/01/11	189,000

5,000		Nextel Communications, Inc, 6.875%, due 10/31/13	5,225

1,785,000		Nextel Communications, Inc., 7.375%, due 08/01/15	1,927,799

320,000	L	Nextel Partners, Inc., 8.125%, due 07/01/11	340,800

Principal Amount			Value
$555,000		Nextel Partners, Inc., 12.500%, due 11/15/09	$643,800

645,000	#,L	PanAmSat Corp., 9.000%, due 08/15/14	674,025

350,000		Qwest Capital Funding, Inc., 7.750%, due 08/15/06	353,063

225,000	#	Qwest Corp., 7.875%, due 09/01/11	234,563

200,000	#	Qwest Corp., 9.125%, due 03/15/12	221,000

995,000	#,L	Qwest Services Corp., 13.500%, due 12/15/07	1,136,787

614,000	#	Qwest Services Corp., 14.000%, due 12/15/10	719,915

365,000	@@	Rogers Wireless Communications, Inc., 9.625%, due 05/01/11	408,800

315,000	#	Rural Cellular Corp., 8.250%, due 03/15/12	322,088

465,000	L	SBA Communications Corp., 2.860%, due 12/15/11	378,975

345,000		Spectrasite, Inc., 8.250%, due 05/15/10	372,600

885,000		Western Wireless Corp., 9.250%, due 07/15/13	907,125

6,250,000	I,**,X	WinStar Communications, Inc., 12.750%, due 04/15/10	625

			18,505,123

		Total Corporate Bonds/Notes (Cost $229,780,531)	231,388,677

Shares			Value
COMMON STOCK: 0.0%

		Diversified Financial Services: 0.0%

17,906	I,##,X	North Atlantic Trading Co.	18

			18

		Packaging and Containers: 0.0%

100,000	I,X	Russell-Stanley Holdings, Inc.	10

			10

		Telecommunications: 0.0%

61,806	I,**,X	Adelphia Business Solutions	6

132		Completel Europe NV	4,236

1,481		ICG Communications, Inc.	1,038

483,445	I,X	International Wireless Communications Holdings, Inc.	48

2,350	I,X	Jordan Telecommunications	65,511

	15	Mpower Holding Corp.	19

			70,858

		Total Common Stock (Cost $8,965,004)	70,886

WARRANT: 0.0%

490		American Tower Corp.	92,364

92,950	I,X	Comforce Corp.	930

3,100	#,I	Dayton Superior Corp.	31

6,600	#,I,X	ICG Communications, Inc.	1

		Total Warrants (Cost $40,726)	93,326

		Total Long-Term Investments (Cost $238,786,261)	231,552,889

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING HIGH YIELD OPPORTUNITY FUND  as of September 30, 2004 (Unaudited) (continued)

Principal Amount				Value
SHORT-TERM INVESTMENTS: 24.5%

		Securities Lending CollateralCC: 22.6%

$53,825,247		The Bank of New York Institutional Cash Reserves Fund		$53,825,247

		Total Securities Lending Collateral (Cost $53,825,247)		53,825,247

		Repurchase Agreement: 1.9%

4,490,000	S	Morgan Stanley Repurchase Agreement dated 09/30/04, 1.850% due 10/01/04, $4,490,231 to be received upon repurchase (Collateralized by $4,310,000 Federal Home Loan Bank, 5.375%, Market value plus accrued interest $4,581,385, due 05/15/06)		4,490,000

		Total Repurchase Agreement (Cost $4,490,000)		4,490,000

		Total Short-Term Investments (Cost $58,315,247)		58,315,247

		Total Investments in Securities (Cost $297,101,508)*	121.4%	$289,868,136

		Other Assets and Liabilities-Net	(21.4)	(51,185,350)

		Net Assets	100.0%	$238,682,786

@  Non-income producing security

@@  Foreign issuer

STRIP  Separate Trading of Registered Interest and Principal of Securities

+  Step-up basis bonds. Interest rates shown reflect current and future coupon rates.

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

##  Illiquid and restricted securities

cc  Securities purchased with cash collateral for securities loaned.

S  Segregated securities for futures, when-issued or delayed delivery securities held at September 30, 2004.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at September 30, 2004.

**  Defaulted security

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

*  Cost for federal income tax purposes is $297,710,932. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$10,438,533

Gross Unrealized Depreciation	(18,281,329)

Net Unrealized Depreciation	$(7,842,796)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  as of September 30, 2004 (Unaudited)

Principal Amount			Value
CORPORATE BONDS/NOTES: 25.7%

		Airlines: 0.3%

$430,000		American Airlines, Inc., 7.250%, due 02/05/09	$397,750

1,846,000		American Airlines, Inc., 7.324%, due 10/15/09	1,463,437

			1,861,187

		Auto Manufacturers: 0.3%

473,000	L	Ford Motor Co., 6.625%, due 10/01/28	429,431

1,069,000		General Motors Corp., 8.375%, due 07/15/33	1,138,237

			1,567,668

		Banks: 5.4%

660,000		Australia & New Zealand Banking Group Ltd., 1.494%, due 10/29/49	568,003

1,073,000	@@,#	Banco Bradesco SA/Cayman Islands, 8.750%, due 10/24/13	1,121,285

2,421,000	@@,L	Banco Santander Chile SA, 7.375%, due 07/18/12	2,772,873

490,000		Bank of Nova Scotia, 2.115%, due 08/31/85	409,156

1,136,000		BankAmerica Capital II, 8.000%, due 12/15/26	1,267,549

997,000	@@,#	Danske Bank A/S, 5.914%, due 12/29/49	1,050,596

440,000		Den Norske Bank ASA, 2.125%, due 08/29/49	364,650

1,994,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	2,416,981

1,198,000		FBS Capital I, 8.090%, due 11/15/26	1,348,629

1,059,000	@@,#,L	HBOS Capital Funding LP, 6.071%, due 06/30/49	1,121,699

1,590,000		Lloyds TSB Bank PLC, 2.090%, due 08/29/49	1,380,455

1,570,000		Lloyds TSB Bank PLC, 2.188%, due 06/29/49	1,381,090

1,614,000		M&T Bank Corp., 3.850%, due 04/01/13	1,609,562

1,142,000		Mellon Capital I, 7.720%, due 12/01/26	1,270,226

510,000		National Australia Bank Ltd., 1.463%, due 10/29/49	439,059

1,710,000	@@	National Westminster Bank PLC, 1.938%, due 11/29/49	1,455,882

1,338,000	#,L	Rabobank Capital Funding II, 5.260%, due 12/29/49	1,352,252

1,640,000	@@	Royal Bank of Canada, 1.750%, due 06/29/85	1,415,755

780,000	@@	Royal Bank of Scotland Group PLC, 2.063%, due 12/29/49	678,478

420,000	@@	Societe Generale, 1.688%, due 11/29/49	354,928

3,460,000	@@	Standard Chartered PLC, 1.800%, due 11/29/49	2,780,472

2,470,000	@@	Standard Chartered PLC, 2.070%, due 12/29/49	1,982,175

1,103,000		Wells Fargo Capital I, 7.960%, due 12/15/26	1,253,023

Principal Amount			Value
$590,000		Westpac Banking Corp, 2.338%, due 09/29/49	$503,560

2,420,000	#	Westpac Capital Trust IV, 5.256%, due 12/29/49	2,383,320

			32,681,658

		Beverages: 1.0%

3,262,000	@@	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	3,702,369

217,000	@@	Cia Brasileira de Bebidas, 10.500%, due 12/15/11	268,538

1,806,000	#	Miller Brewing Co., 4.250%, due 08/15/08	1,837,504

			5,808,411

		Chemicals: 0.1%

434,000	L	Dow Chemical Co., 5.750%, due 11/15/09	466,257

397,000	@@,#	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	427,728

			893,985

		Diversified Financial Services: 4.1%

434,000	#,I,XX	Alpine III, 2.261%, due 08/16/14	434,000

434,000	#,I,XX	Alpine III, 2.661%, due 08/16/14	434,000

276,000	#,I,XX	Alpine III, 4.461%, due 08/16/14	276,000

669,000	#,I,XX	Alpine III, 7.711%, due 08/16/14	669,000

339,471	#	Arcel Finance Ltd., 5.984%, due 02/01/09	355,409

901,000	#	Arcel Finance Ltd., 6.361%, due 05/01/12	910,863

512,000	#	Arcel Finance Ltd., 7.048%, due 09/01/11	538,426

1,508,000	L	Boeing Capital Corp., 7.375%, due 09/27/10	1,754,183

2,015,000	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	1,999,888

1,153,000		Citigroup Capital II, 7.750%, due 12/01/36	1,276,258

1,135,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	1,259,546

2,066,000	#	Farmers Exchange Capital, 7.200%, due 07/15/48	2,097,797

570,000		Financiere CSFB NV, 2.125%, due 03/29/49	465,397

1,271,000		General Motors Acceptance Corp., 7.750%, due 01/19/10	1,398,174

7,367	#	Hollinger Participation Trust, 0.000%, due 11/15/10	8,454

611,000	#	HVB Funding Trust III, 9.000%, due 10/22/31	788,584

662,000		JPM Capital Trust I, 7.540%, due 01/15/27	708,492

522,000		JPM Capital Trust II, 7.950%, due 02/01/27	582,855

3,559,000	#	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	3,634,315

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  as of September 30, 2004 (Unaudited) (continued)

Principal Amount			Value
		Diversified Financial Services (continued)

$1,285,084	@@,#	PF Export Receivables Master Trust, 3.748%, due 06/01/13	$1,260,661

1,714,036	@@,#	PF Export Receivables Master Trust, 6.436%, due 06/01/15	1,721,021

2,058,000	L	UFJ Finance Aruba AEC, 8.750%, due 11/29/49	2,274,437

15,000		Universal City Development Partners, 11.750%, due 04/01/10	17,550

			24,865,310

		Electric: 5.0%

1,057,000	@@,#,L	AES Gener SA, 7.500%, due 03/25/14	1,067,570

1,517,715	#	Allegheny Energy Supply Statutory Trust 2001, 10.250%, due 11/15/07	1,745,372

160,042	#	Allegheny Energy Supply Statutory Trust 2001, 13.000%, due 11/15/07	168,844

1,854,160		CE Generation LLC, 7.416%, due 12/15/18	1,925,332

1,839,000	L	Consumers Energy Co., 4.250%, due 04/15/08	1,871,841

1,444,000		DTE Energy Co., 2.740%, due 06/01/07	1,444,637

2,635,000	@@,L	Empresa Nacional de Electricidad SA/Chile, 7.750%, due 07/15/08	2,887,989

3,551,000		Enserch Capital I, 2.950%, due 07/01/28	3,499,318

2,110,000		Enterprise Capital Trust II, 3.195%, due 06/30/28	2,005,211

1,511,000	#	Monongahela Power Co., 6.700%, due 06/15/14	1,645,085

2,384,000		Ohio Power Co., 6.375%, due 07/15/33	2,467,173

4,105,000		PG&E Corp., 6.875%, due 07/15/08	4,464,187

209,472	#	Power Contract Financing LLC, 5.200%, due 02/01/06	212,526

1,068,000	#	Power Contract Financing LLC, 6.256%, due 02/01/10	1,113,074

384,092		PPL Montana LLC, 8.903%, due 07/02/20	426,583

896,000		Sithe/Independence Funding, 9.000%, due 12/30/13	1,017,591

623,000	#	Tenaska Virginia Partners LP, 6.119%, due 03/30/24	653,253

1,301,000		TXU Corp., 4.446%, due 11/16/06	1,326,865

			29,942,451

		Engineering and Construction: 0.1%

970,000	@@	Dong Ah Construction, 2.160%, due 12/29/49	830,459

			830,459

		Food: 0.9%

831,000		Kroger Co., 7.250%, due 06/01/09	938,041

Principal Amount			Value
$1,478,000		Safeway, Inc., 4.800%, due 07/16/07	$1,520,291

987,000	L	Supervalu, Inc., 7.875%, due 08/01/09	1,133,474

1,947,000		Tyson Foods, Inc., 7.250%, due 10/01/06	2,088,972

			5,680,778

		Gas: 0.2%

1,343,000	#	Williams Gas Pipelines Central, Inc., 7.375%, due 11/15/06	1,452,119

			1,452,119

		Home Builders: 0.3%

1,579,000		DR Horton, Inc., 5.625%, due 09/15/14	1,579,000

54,000		Technical Olympic USA, Inc., 9.000%, due 07/01/10	59,400

			1,638,400

		Insurance: 0.7%

380,000	#	Farmers Insurance Exchange, 6.000%, due 08/01/14	387,168

977,000	#	Farmers Insurance Exchange, 8.625%, due 05/01/24	1,156,886

1,244,000	#	Monumental Global Funding II, 3.850%, due 03/03/08	1,264,623

1,083,000		Prudential Financial, Inc., 4.104%, due 11/15/06	1,101,570

			3,910,247

		Machinery-Diversified: 0.5%

3,200,000	@@	Inficon Holding AG, 1.971%, due 06/29/49	2,733,251

			2,733,251

		Media: 0.4%

64,000	L	Comcast Cable Communications, 7.125%, due 06/15/13	72,504

1,029,000		Time Warner Entertainment Co. LP, 8.875%, due 10/01/12	1,267,276

691,000	L	Time Warner, Inc., 6.875%, due 05/01/12	772,085

			2,111,865

		Mining: 0.5%

1,068,000	@@,#	Corp Nacional del Cobre de Chile, 5.500%, due 10/15/13	1,114,361

1,684,000		Vale Overseas Ltd., 8.625%, due 03/08/07	1,869,240

			2,983,601

		Miscellaneous Manufacturing: 0.0%

5,000		SPX Corp., 7.500%, due 01/01/13	5,106

			5,106

		Multi-National: 0.5%

2,576,000	@@	Corp Andina de Fomento CAF, 6.875%, due 03/15/12	2,902,212

			2,902,212

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  as of September 30, 2004 (Unaudited) (continued)

Principal Amount			Value
		Oil and Gas: 2.0%

$1,099,000	L	Amerada Hess Corp., 6.650%, due 08/15/11	$1,215,094

1,586,000		Amerada Hess Corp., 7.875%, due 10/01/29	1,839,457

1,518,000	@@,#	Empresa Nacional de Petroleo, 4.875%, due 03/15/14	1,499,427

20,000	L	Energy Partners Ltd., 8.750%, due 08/01/10	21,800

1,478,000	@@,#,L	Gazprom Intl. SA, 7.201%, due 02/01/20	1,500,170

1,110,000	@@,#	Morgan Stanley Bank AG for OAO Gazprom, 9.625%, due 03/01/13	1,237,650

3,227,000	#,L	Pemex Project Funding Master Trust, 3.180%, due 06/15/10	3,268,952

905,000		Valero Energy Corp., 8.750%, due 06/15/30	1,183,183

			11,765,733

		Packaging and Containers: 0.5%

642,000	#	Sealed Air Corp., 5.375%, due 04/15/08	670,866

1,843,000	#	Sealed Air Corp., 6.950%, due 05/15/09	2,043,174

			2,714,040

		Pipelines: 0.0%

18,000		GulfTerra Energy Finance Corp., 10.625%, due 12/01/12	22,680

20,000		Transcontinental Gas Pipe LN, 8.875%, due 07/15/12	24,425

			47,105

		Real Estate: 0.6%

1,636,000		EOP Operating LP, 7.750%, due 11/15/07	1,828,072

209,000		Liberty Property-LP, 6.375%, due 08/15/12	227,465

163,000		Liberty Property-LP, 6.950%, due 12/01/06	176,394

1,406,000		Liberty Property-LP, 7.750%, due 04/15/09	1,607,996

			3,839,927

		Real Estate Investment Trusts: 0.8%

657,000		Rouse Co., 3.625%, due 03/15/09	614,036

657,000		Rouse Co., 5.375%, due 11/26/13	627,707

1,205,000		Simon Property Group LP, 4.875%, due 03/18/10	1,229,405

2,134,000		Simon Property Group LP, 6.375%, due 11/15/07	2,309,560

			4,780,708

		Retail: 0.0%

39,000		Dollar General Corp., 8.625%, due 06/15/10	45,045

			45,045

Principal Amount			Value
		Savings and Loans: 0.2%

$1,104,000		Great Western Financial, 8.206%, due 02/01/27	$1,250,902

			1,250,902

		Telecommunications: 1.2%

1,480,000		BellSouth Corp., 4.200%, due 09/15/09	1,490,157

1,439,000	@@	Cia de Telecomunicaciones de Chile SA, 7.625%, due 07/15/06	1,532,762

819,000	+	Sprint Capital Corp., 4.780%, due 08/17/06	842,363

628,000		Sprint Capital Corp., 8.375%, due 03/15/12	761,684

1,415,000		Verizon Florida, Inc., 6.125%, due 01/15/13	1,512,403

1,177,000		Verizon Virginia, Inc., 4.625%, due 03/15/13	1,151,303

			7,290,672

		Transportation: 0.1%

853,000	@@,#	MISC Capital Ltd., 5.000%, due 07/01/09	881,475

			881,475

		Total Corporate Bonds/Notes (Cost $151,173,979)	154,484,315

U.S. GOVERNMENT AGENCY OBLIGATIONS: 28.6%

		Federal Home Loan Mortgage Corporation: 9.1%

1,306,797		1.740%, due 05/25/31	1,307,363

992,722		1.755%, due 04/25/30	993,235

459,262		1.765%, due 01/25/32	459,763

1,033,538		1.950%, due 02/15/32	1,035,609

2,248,613		2.250%, due 04/15/32	2,259,751

11,845,000		2.700%, due 03/16/07	11,769,252

5,160,000		2.750%, due 02/09/07	5,139,716

3,534,796		4.500%, due 04/01/14	3,544,035

2,000,000		5.500%, due 11/15/18	2,061,250

2,071,000		5.875%, due 03/21/11	2,251,247

3,216,000		6.000%, due 01/15/28	3,319,461

3,669,423		6.000%, due 01/15/29	3,819,997

3,151,436		6.000%, due 01/15/29	3,282,392

2,277,000		6.000%, due 01/15/29	2,383,742

7,465,000		6.500%, due 10/15/34	7,831,248

3,309,000		7.000%, due 10/15/34	3,509,608

16,956		7.500%, due 11/01/28	18,232

			54,985,901

		Federal National Mortgage Association: 19.2%

250,240		1.815%, due 11/25/32	249,461

902,019		1.900%, due 10/25/33	905,906

828,720		2.000%, due 04/18/28	833,297

269,480		2.065%, due 12/25/29	270,408

2,669,860		2.090%, due 08/25/33	2,682,362

782,357		2.165%, due 01/25/32	781,580

1,037,187		2.859%, due 12/26/29	1,040,585

6,050,000		2.875%, due 05/19/08	5,916,422

2,489,000		4.500%, due 10/15/18	2,480,443

2,187,000		4.750%, due 12/25/42	2,205,536

41,165,000		5.000%, due 11/15/34	40,624,708

14,650,000		5.000%, due 11/01/18	14,846,867

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  as of September 30, 2004 (Unaudited) (continued)

Principal Amount		Value
	Federal National Mortgage Association (continued)

$2,755,000	5.250%, due 08/01/12	$2,867,746

2,679,980	5.500%, due 11/15/18	2,762,893

6,172,975	5.898%, due 02/17/29	636,171

2,290,975	6.000%, due 04/25/31	2,384,718

1,854,594	6.000%, due 08/01/33	1,922,757

1,269,000	6.000%, due 10/15/34	1,312,622

114,838	6.000%, due 08/01/16	120,534

10,100	6.000%, due 12/01/16	10,601

358,644	6.000%, due 03/01/17	376,431

3,241,295	6.000%, due 09/01/17	3,401,929

231,077	6.000%, due 11/01/17	242,537

3,702,274	6.000%, due 07/25/29	3,850,417

1,573,193	6.000%, due 07/25/29	1,636,631

940,632	6.500%, due 04/01/30	988,801

4,736	6.500%, due 06/01/31	4,973

1,188,224	6.500%, due 07/01/31	1,250,654

21,272	6.500%, due 09/01/31	22,335

3,897	6.500%, due 09/01/31	4,092

6,619,000	6.500%, due 10/01/31	6,943,741

434,136	6.500%, due 11/01/31	455,826

267,427	6.500%, due 04/01/32	280,793

103,594	6.500%, due 07/01/32	108,771

135,244	6.500%, due 08/01/32	142,003

128,963	6.500%, due 08/01/32	135,408

23,143	6.500%, due 08/01/32	24,299

324,405	6.500%, due 11/01/32	340,618

358,436	6.500%, due 01/01/33	376,350

266,694	6.500%, due 02/01/33	280,068

1,363,324	6.500%, due 12/01/33	1,431,690

86,634	6.500%, due 07/01/29	91,070

353,098	6.500%, due 08/01/29	371,180

2,515,000	6.625%, due 11/15/10	2,864,193

34,777	7.000%, due 01/01/30	36,946

168,004	7.000%, due 01/01/30	178,264

12,008	7.000%, due 03/01/30	12,757

445,074	7.000%, due 06/01/31	473,091

4,194	7.500%, due 09/01/30	4,496

16,935	7.500%, due 10/01/30	18,156

21,209	7.500%, due 10/01/30	22,739

9,502	7.500%, due 11/01/30	10,188

162,388	7.500%, due 02/01/32	174,155

1,288,285	7.500%, due 06/25/32	1,394,853

850,607	7.500%, due 12/25/41	922,369

1,693,003	7.500%, due 01/25/48	1,829,629

		115,558,070

	Government National Mortgage Association: 0.3%

20,570	4.375%, due 04/20/28	20,836

1,744,011	6.471%, due 06/16/31	205,895

6,787	6.500%, due 03/15/31	7,171

47,473	6.500%, due 08/15/31	50,161

101,150	6.500%, due 10/15/31	106,878

55,732	6.500%, due 11/15/31	58,887

55,037	6.500%, due 07/15/32	58,144

404,041	6.500%, due 09/15/32	426,852

69,464	7.000%, due 05/15/32	74,114

98,736	7.000%, due 04/15/26	105,659

926	7.500%, due 11/15/30	998

45,458	7.500%, due 12/15/30	48,995

89,688	7.500%, due 12/15/31	96,660

96,115	7.500%, due 05/15/32	103,545

66,914	7.500%, due 05/15/32	72,087

Principal Amount			Value
$158,700		7.500%, due 12/15/22	$171,900

16,341		7.500%, due 10/15/26	17,654

82,443		7.500%, due 07/15/29	88,877

			1,715,313

		Total U.S. Government Agency Obligations (Cost $172,089,579)	172,259,284

U.S. TREASURY OBLIGATIONS: 20.8%

		U.S. Treasury Bonds: 10.0%

9,745,000	L	4.250%, due 08/15/14	9,850,071

21,136,000	L	5.375%, due 02/15/31	22,648,555

8,493,000	L	6.250%, due 08/15/23	9,920,223

7,109,000		10.375%, due 11/15/12	8,660,767

6,152,000		13.250%, due 05/15/14	8,747,375

			59,826,991

		U.S. Treasury Notes: 10.1%

34,993,000	L	1.625%, due 01/31/05	34,979,352

11,130,000	L	2.375%, due 08/31/06	11,092,180

4,500,000	L	2.750%, due 08/15/07	4,489,106

3,816,000	S	3.250%, due 08/15/08	3,835,233

6,694,000	L	3.375%, due 09/15/09	6,697,401

			61,093,272

		U.S. Treasury STRIP: 0.7%

6,710,000		2.090%, due 05/15/16	3,928,336

			3,928,336

		Total U.S. Treasury Obligations (Cost $126,153,234)	124,848,599

ASSET-BACKED SECURITIES: 11.0%

		Automobile Asset-Backed Securities: 1.1%

2,500,000		Capital Auto Receivables Asset Trust, 2.750%, due 04/16/07	2,505,497

200,000		Capital One Auto Finance Trust, 3.180%, due 09/15/10	199,768

1,300,000		Household Automotive Trust, 2.310%, due 04/17/08	1,296,473

1,250,000		Nissan Auto Receivables Owner Trust, 2.050%, due 03/16/09	1,225,619

1,370,000	L	Nissan Auto Receivables Owner Trust, 2.610%, due 07/15/08	1,364,927

200,000		USAA Auto Owner Trust, 2.040%, due 02/16/10	197,472

			6,789,756

		Commercial Mortgage-Backed Securities: 5.3%

1,527,000		Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	1,545,397

672,000	L	Capco America Securitization Corp., 6.260%, due 10/15/30	732,860

1,950,000		Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	2,233,335

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  as of September 30, 2004 (Unaudited) (continued)

Principal Amount			Value
		Commercial Mortgage-Backed Securities (continued)

$1,810,000		COMM, 3.600%, due 03/10/39	$1,794,142

1,052,838		Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	1,043,289

1,000,000		DLJ Commercial Mortgage Corp, 6.460%, due 03/10/32	1,103,066

688,000		DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	783,704

3,033,278		GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	3,053,227

1,050,000		GE Capital Commercial Mortgage Corp., 5.994%, due 12/10/35	1,136,906

1,774,930		JPMorgan Chase Commercial Mortgage Securities Corp., 4.275%, due 01/12/37	1,792,949

2,960,000		JPMorgan Chase Commercial Mortgage Securities Corp., 6.244%, due 04/15/35	3,194,011

2,961,000		LB-UBS Commercial Mortgage Trust, 6.226%, due 03/15/26	3,249,064

1,703,000		LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	1,970,736

400,000		Morgan Stanley Capital I, 7.020%, due 03/15/32	450,758

2,960,000		Mortgage Capital Funding, Inc., 6.663%, due 03/18/30	3,213,736

4,089,485		Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	4,046,120

400,000		Salomon Brothers Mortgage Securities VII, 7.520%, due 12/18/09	460,025

			31,803,325

		Credit Card Asset-Backed Securities: 0.9%

560,000		Bank One Issuance Trust, 4.540%, due 09/15/10	572,513

530,000		Capital One Master Trust, 4.900%, due 03/15/10	553,630

800,000		Citibank Credit Card Issuance Trust, 3.100%, due 03/10/10	791,707

2,285,000		Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	2,392,890

1,020,000		Fleet Credit Card Master Trust II, 2.400%, due 07/15/08	1,017,762

			5,328,502

		Home Equity Asset-Backed Securities: 3.3%

1,199,716		Argent Securities, Inc., 2.160%, due 03/25/34	1,200,126

873,877		Asset Backed Funding Certificates, 2.120%, due 11/25/33	874,231

742,575	XX	Bayview Financial Acquisition Trust, 2.340%, due 12/28/34	743,652

1,146,878		Centex Home Equity, 2.120%, due 01/25/34	1,148,672

Principal Amount			Value
$4,851,000	XX	GSAA Trust, 5.242%, due 05/25/35	$4,811,602

543,316		Merrill Lynch Mortgage Investors, Inc., 2.200%, due 07/25/34	544,489

716,773		New Century Home Equity Loan Trust, 1.890%, due 06/20/31	717,588

570,551		New Century Home Equity Loan Trust, 1.895%, due 07/25/30	571,351

3,795,785		New Century Home Equity Loan Trust, 2.090%, due 04/25/34	3,798,156

183,169		Residential Asset Mortgage Products, Inc., 2.150%, due 06/25/33	182,937

456,597		Residential Asset Securities Corp., 1.845%, due 09/25/31	457,329

740,585		Residential Asset Securities Corp., 1.915%, due 06/25/32	742,634

731,351		Residential Asset Securities Corp., 2.150%, due 12/25/33	733,058

762,000		Residential Funding Mortgage Securities II, 3.450%, due 01/25/16	764,956

2,300,000		Saxon Asset Securities Trust, 3.960%, due 06/25/33	2,322,770

			19,613,551

		Other Asset-Backed Securities: 0.4%

686,795		Ameriquest Mortgage Securities, Inc., 2.140%, due 02/25/34	687,224

182,605	XX	Amortizing Residential Collateral Trust, 2.090%, due 05/25/32	182,491

250,000		Chase Funding Mortgage Loan Asset-Backed Certificates, 2.140%, due 07/25/33	250,289

25,000		Chase Funding Mortgage Loan Asset-Backed Certificates, 2.734%, due 09/25/24	24,919

15,000		Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	15,183

939,816		Equity One ABS, Inc., 2.976%, due 09/25/33	940,606

355,000		Residential Asset Mortgage Products, Inc., 2.140%, due 02/25/30	353,196

			2,453,908

		Total Asset-Backed Securities (Cost $65,993,140)	65,989,042

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  as of September 30, 2004 (Unaudited) (continued)

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS: 20.1%

	Agency Collateral CMO: 0.2%

$1,208,759	Vendee Mortgage Trust, 5.845%, due 09/15/23	$1,223,511

		1,223,511

	Whole Loan Collateral PAC: 1.7%

197,013	Countrywide Alternative Loan Trust, 2.015%, due 02/25/33	197,117

699,724	GSR Mortgage Loan Trust, 2.240%, due 10/25/32	699,993

1,122,850	MASTR Alternative Loans Trust, 2.240%, due 11/25/33	1,123,031

2,017,696	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	2,061,876

1,032,253	Residential Funding Mtg Sec I, 2.015%, due 11/25/17	1,029,065

2,950,000	Residential Funding Securities Corp., 4.750%, due 02/25/33	2,964,466

823,577	Residential Funding Securities Corp., 8.500%, due 05/25/33	901,880

971,338	Washington Mutual, 2.240%, due 03/25/34	971,945

		9,949,373

	Whole Loan Collateralized Mortgage Obligations: 18.0%

678,532	ABN Amro Mortgage Corp., 2.115%, due 03/25/18	679,959

4,235,413	Banc of America Funding Corp., 5.750%, due 09/20/34	4,382,880

2,012,715	Bank of America Alternative Loan Trust, 2.290%, due 12/25/33	2,015,978

1,638,261	Bank of America Alternative Loan Trust, 5.500%, due 02/25/33	1,678,558

677,498	Bank of America Mortgage Securities, 2.290%, due 12/25/33	678,461

2,318,796	Bank of America Mortgage Securities, 5.000%, due 06/25/33	2,337,275

2,313,159	Bank of America Mortgage Securities, 5.000%, due 12/25/18	2,365,028

3,156,431	Bear Stearns Alt-A Trust, 2.160%, due 07/25/34	3,155,532

2,000,740	Bear Stearns Asset Backed Securities, Inc., 5.625%, due 11/25/32	2,004,380

533,626	Citicorp Mortgage Securities, Inc., 2.065%, due 03/25/33	534,364

554,854	Citicorp Mortgage Securities, Inc., 2.340%, due 10/25/33	549,524

25,064	Citicorp Mortgage Securities, Inc., 6.250%, due 11/25/16	25,050

2,131,580	Countrywide Alternative Loan Trust, 2.165%, due 04/25/33	2,136,038

325,428	Countrywide Alternative Loan Trust, 2.240%, due 07/25/18	325,631

2,272,915	Countrywide Alternative Loan Trust, 5.000%, due 10/25/18	2,298,750

Principal Amount			Value
$1,166,155		Countrywide Alternative Loan Trust, 5.000%, due 08/25/19	$1,188,273

4,374,699		Countrywide Home Loan Mortgage Pass Through Trust, 2.015%, due 08/25/18	4,353,095

943,124		Countrywide Home Loan Mortgage Pass Through Trust, 2.115%, due 04/25/18	945,924

2,356,097		Countrywide Home Loan Mortgage Pass Through Trust, 5.000%, due 11/25/18	2,365,549

2,111,000	XX	Countrywide Home Loan Mortgage Pass Through Trust, 6.000%, due 10/25/34	2,183,566

5,150,000		Credit Suisse First Boston Mortgage Securities Corp., 4.170%, due 10/25/33	5,072,668

2,103,434		First Horizon Alternative Mortgage Securities, 4.870%, due 06/25/34	2,128,505

588,439		First Horizon Alternative Mortgage Securities, 5.375%, due 09/25/34	602,627

2,819,622		GMAC Mortgage Corp Loan Trust, 5.250%, due 04/25/34	2,875,030

3,982,000		GMAC Mortgage Corp Loan Trust, 5.500%, due 01/25/34	4,123,840

579,000		GSR Mortgage Loan Trust, 4.500%, due 08/25/19	587,854

2,816,147		GSR Mortgage Loan Trust, 6.500%, due 01/25/34	2,921,479

2,088,140		Homebanc Mortgage Trust, 2.270%, due 08/25/29	2,092,665

2,317,000		MASTR Alternative Loans Trust, 5.750%, due 09/25/34	2,415,111

4,081,820		MASTR Alternative Loans Trust, 6.000%, due 09/25/34	4,240,191

999,745		MASTR Alternative Loans Trust, 6.500%, due 05/25/33	1,015,695

457,075		MASTR Asset Securitization Trust, 2.290%, due 11/25/33	454,428

2,100,000		MASTR Asset Securitization Trust, 5.500%, due 09/25/34	2,114,764

750,977		MASTR Asset Securitization Trust, 8.000%, due 06/25/33	794,084

3,620,552		MLCC Mortgage Investors, Inc., 1.935%, due 10/25/28	3,622,814

2,761,165		MLCC Mortgage Investors, Inc., 2.200%, due 04/25/29	2,768,074

2,390,554		Prime Mortgage Trust, 2.240%, due 02/25/34	2,391,150

676,525		Residential Accredit Loans, Inc., 2.290%, due 03/25/18	678,160

267,564		Residential Accredit Loans, Inc., 7.750%, due 05/25/27	267,347

2,109,000	XX	Residential Asset Securitization Trust, 5.500%, due 11/25/34	2,127,454

6,697,238		Residential Funding Mtg Sec I, 2.065%, due 11/25/18	6,696,407

3,061,000	XX	Residential Funding Mtg Sec I, 5.750%, due 09/25/34	3,142,787

831,492		Sequoia Mortgage Trust, 2.121%, due 11/20/33	832,525

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  as of September 30, 2004 (Unaudited) (continued)

Principal Amount			Value
		Whole Loan Collateralized Mortgage Obligations (continued)

$3,300,000		Structured Asset Securities Corp., 6.000%, due 03/25/34	$3,412,596

1,758,859		Thornburg Mortgage Securities Trust, 2.190%, due 12/25/33	1,758,749

4,760,161		Washington Mutual, 5.000%, due 06/25/18	4,864,996

3,079,350		Washington Mutual, 6.000%, due 06/25/34	3,162,272

1,456,092		Washington Mutual MSC Mortgage Pass-Through CTFS, 2.115%, due 01/25/18	1,457,399

1,158,746		Washington Mutual MSC Mortgage Pass-Through CTFS, 2.215%, due 03/25/33	1,161,251

764,498		Wells Fargo Mortgage Backed Securities Trust, 2.340%, due 02/25/34	763,507

2,160,000		Wells Fargo Mortgage Backed Securities Trust, 4.500%, due 08/25/18	2,093,534

			108,843,778

		Whole Loan Collateralized Support CMO: 0.2%

1,153,023		Bank of America Mortgage Securities, 5.500%, due 11/25/33	1,162,201

			1,162,201

		Total Collateralized Mortgage Obligations (Cost $120,973,852)	121,178,863

OTHER BONDS: 1.1%

		Sovereign: 1.1%

442,000	@@	Brazilian Government Intl. Bond, 12.250%, due 03/06/30	548,080

722,000	@@	Colombia Government Intl. Bond, 10.000%, due 01/23/12	803,586

1,004,000	@@	Dominican Republic Intl. Bond, 9.040%, due 01/23/13	793,160

498,000	@@	Ecuador Government Intl. Bond, 8.000%, due 08/15/30	405,248

488,471	@@	Federal Republic of Brazil, 2.125%, due 04/15/12	455,589

1,340,000	@@,L	Russia Government Intl. Bond, 5.000%, due 03/31/30	1,292,295

586,000	@@,L	Turkey Government Intl. Bond, 12.375%, due 06/15/09	732,500

458,000	@@	Ukraine Government Intl. Bond, 5.330%, due 08/05/09	465,853

462,000	@@,#	Ukraine Government Intl. Bond, 7.650%, due 06/11/13	464,310

840,678	@@,XX	Uruguay Government Intl. Bond, 10.500%, due 10/20/06	946,839

		Total Other Bonds (Cost $6,551,997)	6,907,460

Shares			Value
PREFERRED STOCK: 0.5%

		Banks: 0.5%

254	#,XX	DG Funding Trust	$2,743,200

		Total Preferred Stock (Cost $2,761,612)	2,743,200

WARRANT: 0.0%

20		American Tower Corp.	3,770

		Total Warrant (Cost $1,502)	3,770

		Total Long-Term Investments (Cost $645,698,895)	648,414,533

Principal Amount				Value
SHORT-TERM INVESTMENTS: 17.4%

		Securities Lending CollateralCC: 12.2%

$73,409,156		The Bank of New York Institutional Cash Reserves Fund		73,409,156

		Total Securities Lending Collateral (Cost $73,409,156)		73,409,156

		Repurchase Agreement: 5.2%

31,211,000	S	Goldman Sachs Repurchase Agreement dated 09/30/04, 1.860%, due 10/01/04 $31,212,613 to be received upon repurchase (Collateralized by $30,899,000 U.S. Treasury Note, 7.500%, Market value plus accrued interest $31,835,703, due 02/15/05)		31,211,000

		Total Repurchase Agreement (Cost $31,211,000)		31,211,000

		Total Short-Term Investments (Cost $104,620,156)		104,620,156

		Total Investments in Securities (Cost $750,319,051)*	125.2%	$753,034,689

		Other Assets and Liabilities-Net	(25.2)	(151,775,872)

		Net Assets	100.0%	$601,258,817

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  as of September 30, 2004 (Unaudited) (continued)

@  Non-income producing security

@@  Foreign issuer

STRIP  Separate Trading of Registered Interest and Principal of Securities

+  Step-up basis bonds. Interest rates shown reflect current and future coupon rates.

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

S  Segregated securities for futures, when-issued or delayed delivery securities held at September 30, 2004.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at September 30, 2004.

XX  Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund's valuation procedures.

*  Cost for federal income tax purposes is $750,972,821. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$5,699,754

Gross Unrealized Depreciation	(3,637,886)

Net Unrealized Appreciation	$2,061,868

Information concerning open futures contracts for the Intermediate Bond Fund at September 30, 2004 is shown below:

Short Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
U.S. 5 Year Treasury Note	160	$(17,720,000)	12/20/2004	$23,919

Long Contracts
U.S. Long Bond	115	12,905,156	12/30/2004	100,050

			$(4,814,844)	$123,969

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING NATIONAL TAX EXEMPT BOND FUND  as of September 30, 2004 (Unaudited)

Principal Amount		Ratings(1)	Value
MUNICIPAL BONDS: 91.8%

	California: 13.8%

$330,000	California State Department of Veterans Affairs, 4.700%, due 12/01/09	AA2/AA-	$348,737

1,000,000	California State Department of Water Resources, 5.500%, due 05/01/07	A3/BBB+	1,081,950

200,000	Los Angeles County Metropolitan Transportation Authority, 6.000%, due 07/01/08	A1/A+	225,184

1,000,000	Pleasant Valley School District- Ventura County, Reference Series A, 5.850%, due 08/01/31	AAA/AAA	1,193,050

1,000,000	State of California, 5.000%, due 01/01/08	AAA/AAA	1,085,270

			3,934,191

	Colorado: 3.9%

1,000,000	Interlocken Metropolitan District Colorado Reference, Series A, 5.750%, due 12/15/19	NR/AA	1,095,990

			1,095,990

	Illinois: 10.6%

1,000,000	Chicago Illinois Skyway Toll Bridge, 5.500%, due 01/01/31	Aaa/AAA	1,076,770

25,000	Chicago Illinois Tax Increment Redevelopment Project, Series A, 5.000%, due 11/15/10	NR/A	26,615

500,000	Chicago O'Hare International Airport Revenue, 4.900%, due 01/01/07	AAA/AAA	511,150

1,250,000	De Kalb-Ogle Etc. Counties Community College District No 523, FSA Insured, 5.750%, due 02/01/11	Aaa/NR	1,409,075

			3,023,610

	Massachusetts: 11.4%

1,000,000	Massachusetts Development Finance Agency Revenue, Boston University, Series P, 6.000%, due 05/15/59	A3/BBB+	1,134,200

1,000,000	Massachusetts Housing Finance Agency, 3.700%, due 12/01/09	Aa3/AA-	1,020,700

1,000,000	Massachusetts State Port Authority, 5.750%, due 07/01/29	Aa3/A+	1,091,710

			3,246,610

	Michigan: 3.5%

1,000,000	Michigan State University, Series A-2, 1.650%, due 08/15/22	Aa2/AA	1,000,000

			1,000,000

Principal Amount		Ratings(1)	Value
	Nevada: 4.0%

$1,100,000	Washoe County Nevada Gas & Water Facilities, 6.300%, due 12/01/14	Aaa/AAA	$1,129,590

			1,129,590

	New York: 17.8%

945,000	Albany Industrial Development Agency 7.750%, due 01/01/10	NR/NR	1,062,955

750,000	New York City Industrial Development Agency, 6.250%, due 11/15/06	Aaa/AAA	769,373

1,000,000	New York NY, General Obligation, Series B, 5.000%, due 08/01/07	A2/A	1,072,920

1,000,000	New York State Dormitory Authority Revenue, Series C, 5.500%, due 07/01/15	Aaa/AAA	1,107,260

1,000,000	Tobacco Settlement Financing Authority, 5.000%, due 06/01/10	NR/AA-	1,023,310

			5,035,818

	North Carolina: 1.2%

295,000	New Hanover County NC, 5.750%, due 11/01/12	Aa2/AA	342,418

			342,418

	Ohio: 1.1%

225,000	Euclid City School District, 5.200%, due 12/01/10	Aaa/AAA	238,045

55,000	Lakota Local School District, School Improvement, 7.000%, due 12/01/10	AAA/AAA	67,141

			305,186

	Oklahoma: 8.1%

1,000,000	Oklahoma State Industrial Authority Revenue Reference, Health System Obligation Group, Series A, 6.000%, due 08/15/19	Aaa/AAA	1,132,770

1,000,000	Payne County Oklahoma Economic Development Authority, Student Housing Revenue, Collegiate Housing Foundation, Series A, 6.375%, due 06/01/30	Baa/NR	1,182,350

			2,315,120

	Pennsylvania: 3.6%

1,000,000	Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority Revenue, Jefferson Health System, 5.000%, due 05/15/18	A1/AA-	1,031,930

			1,031,930

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING NATIONAL TAX EXEMPT BOND FUND  as of September 30, 2004 (Unaudited) (continued)

Principal Amount		Ratings(1)	Value
	Rhode Island: 0.7%

$35,000	Dunns Corner Fire District, 7.900%, due 06/01/05	NR/NR	$36,338

35,000	Dunns Corner Fire District, 7.950%, due 06/01/06	NR/NR	38,164

35,000	Dunns Corner Fire District, 8.000%, due 06/01/07	NR/NR	39,779

35,000	Dunns Corner Fire District, 8.050%, due 06/01/08	NR/NR	41,056

35,000	Dunns Corner Fire District, 8.100%, due 06/01/09	NR/NR	42,225

			197,562

	Texas: 12.1%

1,000,000	Harris County Health Facilities Development Authority Revenue, Series B, 5.750%, due 07/01/27	Aa3/AAA	1,163,580

1,000,000	Laredo Independent School District, 5.500%, due 08/01/20	Aaa/AAA	1,094,600

1,050,000	San Felipe-Del Rio Consolidated Independent School District, 5.500%, due 08/15/19	Aaa/AAA	1,172,115

			3,430,295

	Total Municipal Bonds (Cost $24,642,872)		26,088,320

	Total Investments in Securities (Cost $24,642,872)*	91.8%	$26,088,320

	Other Assets and Liabilities-Net	8.2%	2,354,235

	Net Assets	100.0%	$28,422,555

*  Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,501,931

Gross Unrealized Depreciation	(56,483)

Net Unrealized Appreciation	$1,445,448

(1)  Credit ratings are provided by Moody's Investor Service, Inc. and Standard and Poor's Rating Group (Unaudited)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING CLASSIC MONEY MARKET FUND(1)  as of September 30, 2004 (Unaudited)

Principal Amount			Value
CERTIFICATE OF DEPOSIT: 11.0%

$4,100,000		ABN Amro Bank NV, 1.736%, due 03/18/05	$4,099,623

3,900,000		ABN Amro Bank NV, 1.768%, due 10/29/04	3,899,844

1,300,000		Barclays Bank PLC, 1.600%, due 12/03/04	1,299,894

6,600,000	@@	Barclays Bank PLC, 1.913%, due 02/03/05	6,600,118

4,000,000		Dexia Bank, 1.508%, due 12/07/04	4,000,055

2,000,000		HSBC Bank, 1.555%, due 04/22/05	2,000,000

4,000,000		Royal Bank of Canada, 1.770%, due 03/30/05	3,999,691

4,500,000	@@	Royal Bank of Scotland Group PLC, 1.400%, due 10/21/04	4,499,975

4,000,000		UBS AG, 1.195%, due 12/06/04	4,000,036

4,100,000		Washington Mutual Bank, 1.300%, due 12/27/04	4,100,000

4,400,000		Washington Mutual Bank, 1.650%, due 11/12/04	4,399,896

4,400,000		Washington Mutual Bank, 1.670%, due 11/01/04	4,400,000

		Total Certificate of Deposit (Cost $47,299,132)	47,299,132

COLLATERALIZED MORTGAGE OBLIGATIONS: 5.7%

3,900,000	#	Blue Heron Funding Ltd., 1.850%, due 05/18/05	3,900,000

4,000,000	#	Blue Heron Funding Ltd., 1.858%, due 03/18/05	4,000,000

3,900,000	#	Blue Heron Funding Ltd., 1.870%, due 02/23/05	3,900,000

4,500,000	#,I	Newcastle CDO I Ltd., 1.870%, due 09/24/38	4,500,000

4,600,000	#	Putnam Structured Product CDO, 1.780%, due 10/15/38	4,600,000

3,400,000	#	Whitehawk CDO Funding Ltd., 1.805%, due 03/15/05	3,400,000

		Total Collateralized Mortgage Obligations (Cost $24,300,000)	24,300,000

COMMERCIAL PAPER: 38.9%

4,200,000		Archer-Daniels-Midland Co., 1.420%, due 10/05/04	4,199,169

1,430,000		Barton Capital Corp., 1.520%, due 10/07/04	1,429,577

2,500,000		Barton Capital Corp., 1.680%, due 10/18/04	2,497,899

2,300,000		Blue Ridge Asset Funding, 1.680%, due 10/18/04	2,298,067

4,250,000		Bristol-Myers Squibb Co., 1.520%, due 10/07/04	4,248,746

6,200,000	#	Concord Minutemen Cap, 1.710%, due 10/19/04	6,194,420

3,400,000	#	Concord Minutemen Cap, 1.730%, due 10/10/05	3,400,000

4,000,000	#	Concord Minutemen Cap, 1.740%, due 10/12/05	4,000,000

6,200,000	#	Concord Minutemen Cap, 1.740%, due 10/14/05	6,200,000

4,000,000		Crown Point Capital Co., 1.000%, due 10/06/04	3,999,333

Principal Amount			Value
$13,500,000		Crown Point Capital Co., 2.050%, due 03/08/05	$13,378,967

2,000,000		Delaware Funding Corp., 1.680%, due 10/18/04	1,998,319

4,100,000	#,I	Goldman Sachs Group, 1.280%, due 10/27/04	4,100,000

4,400,000	#	Goldman Sachs Group, 1.810%, due 07/29/05	4,400,000

4,400,000		Greenwich Capital Holdings, 1.718%, due 01/14/05	4,400,000

4,300,000		Household Finance Corp., 1.260%, due 10/06/04	4,299,098

2,300,000		Jupiter Securitization, 1.340%, due 10/04/04	2,299,659

4,000,000		LaSalle Bank Note, 1.160%, due 12/17/04	4,000,000

3,900,000		LaSalle Bank Note, 1.210%, due 11/05/04	3,900,000

6,600,000		Monument Gardens Funding LLC, 1.760%, due 12/01/04	6,580,094

3,300,000		Monument Gardens Funding LLC, 1.880%, due 12/20/04	3,286,067

7,000,000		Morgan Stanley, 1.650%, due 10/14/04	6,995,501

4,400,000		Morgan Stanley, 1.660%, due 10/15/04	4,396,954

2,500,000		Old Line Funding Corp., 1.650%, due 10/14/04	2,498,393

3,800,000		Old Line Funding Corp., 1.710%, due 11/02/04	3,794,055

4,450,000		Preferred Receivable Funding Corp., 0.000%, due 10/01/04	4,450,000

13,200,000		Preferred Receivable Funding Corp., 1.260%, due 10/04/04	13,198,152

3,300,000		Preferred Receivable Funding Corp., 1.350%, due 10/05/04	3,299,380

4,300,000		SBC Communications, 1.680%, due 10/18/04	4,296,386

4,200,000	#	St. Germain Holdings, . 1.510%, due 10/08/04	4,198,595

4,400,000	#	St. Germain Holdings, 1.510%, due 10/13/04	4,397,609

4,000,000	#	St. Germain Holdings, 1.880%, due 12/13/04	3,984,589

6,876,000		Thunder Bay Funding, Inc., 1.510%, due 11/08/04	6,863,516

1,300,000		Tulip Funding Corp., 0.000%, due 10/01/04	1,300,000

8,000,000	#	Verizon Global Funding, 1.990%, due 10/14/05	8,000,000

3,600,000		Windmill Funding Corp., 1.630%, due 10/12/04	3,598,042

		Total Commercial Paper (Cost $166,380,587)	166,380,587

CORPORATE BONDS/NOTES: 30.2%

4,950,000		Associates Corp. NA, 2.050%, due 06/27/05	4,954,840

2,000,000		Bank One NA, 1.894%, due 11/01/04	2,000,401

5,300,000		Bank One NA, 1.980%, due 07/26/05	5,307,807

4,800,000		Bear Stearns Cos., Inc., 1.716%, due 10/05/05	4,800,000

4,300,000		Bear Stearns Cos., Inc., 1.850%, due 10/28/09	4,300,000

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING CLASSIC MONEY MARKET FUND(1)  as of September 30, 2004 (Unaudited) (continued)

Principal Amount			Value
CORPORATE BONDS/NOTES (continued)

$5,000,000		BellSouth Corp., 1.880%, due 01/04/05	$5,000,000

3,300,000		Credit Suisse First Boston USA, Inc., 2.010%, due 02/08/05	3,303,409

4,700,000		Credit Suisse First Boston USA, Inc., 2.050%, due 01/14/05	4,705,922

1,250,000		Fleet National Bank, 1.840%, due 11/22/04	1,250,235

6,000,000		General Electric Capital Corp., 1.838%, due 10/07/05	6,000,000

5,600,000		General Electric Capital Corp., 2.005%, due 03/15/05	5,604,737

4,400,000	#	Goldman Sachs Group LP, 1.769%, due 10/15/05	4,400,000

3,000,000	@@,#	HBOS Treasury Services PLC, 1.640%, due 11/01/05	3,000,000

6,100,000	@@,#	HBOS Treasury Services PLC, 1.961%, due 10/24/05	6,100,000

2,500,000		JPMorgan Chase & Co., 2.190%, due 03/29/05	2,503,066

4,400,000		Merrill Lynch & Co., Inc., 1.550%, due 01/05/05	4,400,130

9,200,000	#, I	Money Market Trust Series A, 1.835%, due 10/07/05	9,200,000

4,700,000		Morgan Stanley, 1.880%, due 08/15/05	4,705,302

1,400,000		PNC Bank NA, 1.920%, due 05/18/05	1,402,134

2,750,000	#	The Bank of New York Co., Inc., 1.860%, due 10/27/05	2,750,000

3,300,000		Toyota Motor Credit Corp., 1.700%, due 02/07/05	3,300,523

3,300,000		Wachovia Corp., 2.230%, due 03/31/05	3,306,611

5,000,000		Wachovia Corp, 6.950%, due 11/01/04	5,021,549

11,300,000		Wal-Mart Stores, Inc., 1.698%, due 02/22/05	11,300,990

8,800,000		Wells Fargo & Co., 1.619%, due 10/01/04	8,800,000

3,800,000		Wells Fargo & Co., 1.690%, due 11/02/05	3,800,096

5,450,000		Wells Fargo & Co., 2.000%, due 09/29/05	5,453,641

2,700,000		Westpac Banking Corp., 1.850%, due 10/11/05	2,700,000

		Total Corporate Bonds/Notes (Cost $129,371,393)	129,371,393

U.S. GOVERNMENT AGENCY OBLIGATIONS: 10.3%

		Federal Home Loan Bank: 6.4%

4,350,000		1.400%, due 02/25/05	4,350,000

4,000,000		1.425%, due 04/04/05	4,000,000

2,700,000		1.470%, due 02/28/05	2,700,000

4,400,000		1.500%, due 12/07/04	4,400,000

2,700,000		1.500%, due 03/01/05	2,700,000

2,700,000		1.510%, due 12/08/04	2,700,000

4,000,000		1.600%, due 03/01/05	4,000,000

2,500,000		1.600%, due 05/16/05	2,500,000

			27,350,000

		Federal Home Loan Mortgage Corporation: 0.9%

4,000,000		1.500%, due 02/14/05	4,000,000

			4,000,000

Principal Amount			Value
		Federal National Mortgage Association: 3.0%

$4,200,000		1.400%, due 02/25/05	$4,200,000

4,000,000		1.550%, due 05/04/05	4,000,000

1,900,000		1.610%, due 05/13/05	1,900,000

2,700,000		1.630%, due 01/03/05	2,700,000

			12,800,000

		Total U.S. Government Agency Obligations (Cost $44,150,000)	44,150,000

REPURCHASE AGREEMENT: 4.9%

20,873,000	S	Goldman Sachs Repurchase Agreement ]dated 09/30/04, 1.860%, due 10/01/04, $20,874,078 to be received upon repurchase (Collateralized by $42,778,509 various U.S. Treasury Obligations, 0.000-0.000%, Market value plus accrued interest $21,499,190, due 11/15/12-08/15/23)	20,873,000

Total Repurchase Agreement (Cost $20,873,000)		20,873,000

Total Investments in Securities (Cost $432,374,112)*	101.0%	$432,374,112

Other Assets and Liabilities-Net	(1.0)	(4,260,982)

Net Assets	100.0%	$428,113,130

(1)  All securities with a maturity date greater than 13 months have either a variable rate, demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

@@  Foreign Issuer

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors. At September 30, 2004, these securities totaled $98,625,213, or 23.0% of net assets.

S  Segregated securities for futures, when-issued or delayed delivery securities held at September 30, 2004.

I  Illiquid security

*  Cost for federal income tax purposes is the same as for financial statement purposes.

Industry	Percentage of Net Assets
Commercial Banks Non - U.S.	4.5%

Commercial Banks - Central U.S.	5.4

Commercial Banks - Eastern U.S.	3.9

Diversified Financial Services	3.8

Federal and Federally Sponsored Credit Agencies	10.3

Fiduciary Banks	0.6

Finance - Auto Loans	0.8

Finance - Investment Banker/Broker	11.0

Finance - Other Services	0.5

Food - Flour and Grain	1.0

Investment Companies	1.9

Medical - Drugs	1.0

Money Center Banks	3.1

Retail	2.6

S&L/Thrifts - Western U.S.	3.0

Special Purpose Entity	34.5

Super - Regional Banks - U.S.	6.1

Telephone - Integrated	2.2

Repurchase Agreement	4.8

Other Assets and Liabilities, Net	(1.0)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET FUND(1)  as of September 30, 2004 (Unaudited)

Principal Amount			Value
CERTIFICATE OF DEPOSIT: 11.0%

$400,000		ABN Amro Bank NV, 1.736%, due 03/18/05	$399,963

300,000		ABN Amro Bank NV, 1.768%, due 10/29/04	299,988

100,000		Barclays Bank PLC, 1.600%, due 12/03/04	99,992

650,000	@@	Barclays Bank PLC, 1.913%, due 02/03/05	650,012

400,000		Dexia Bank, 1.508%, due 12/07/04	400,005

200,000		HSBC Bank, 1.555%, due 04/22/05	200,000

400,000		Royal Bank of Canada, 1.770%, due 03/30/05	399,969

500,000	@@	Royal Bank of Scotland Group PLC, 1.400%, due 10/21/04	499,997

400,000		UBS AG, 1.195%, due 12/06/04	400,004

500,000		Washington Mutual Bank, 1.300%, due 12/27/04	500,000

450,000		Washington Mutual Bank, 1.650%, due 11/12/04	449,989

450,000		Washington Mutual Bank, 1.670%, due 11/01/04	450,000

		Total Certificate of Deposit (Cost $4,749,919)	4,749,919

COLLATERALIZED MORTGAGE OBLIGATIONS: 6.8%

500,000	#	Blue Heron Funding Ltd., 1.850%, due 05/18/05	500,000

500,000	#	Blue Heron Funding Ltd., 1.858%, due 03/18/05	500,000

500,000	#	Blue Heron Funding Ltd., 1.870%, due 02/23/05	500,000

600,000	#,I	Newcastle CDO I Ltd., 1.870%, due 09/24/38	600,000

500,000	#	Putnam Structured Product CDO, 1.780%, due 10/15/38	500,000

325,000	#	Whitehawk CDO Funding Ltd., 1.805%, due 03/15/05	325,000

		Total Collateralized Mortgage Obligations (Cost $2,925,000)	2,925,000

COMMERCIAL PAPER: 35.1%

350,000		Archer-Daniels-Midland Co., 1.420%, due 10/05/04	349,931

250,000		Barton Capital Corp., 1.520%, due 10/07/04	249,926

250,000		Barton Capital Corp., 1.680%, due 10/18/04	249,790

250,000		Blue Ridge Asset Funding, 1.680%, due 10/18/04	249,790

350,000		Bristol-Myers Squibb Co., 1.520%, due 10/07/04	349,897

600,000	#	Concord Minutemen Cap, 1.710%, due 10/19/04	599,460

400,000	#	Concord Minutemen Cap, 1.730%, due 10/10/05	400,000

400,000	#	Concord Minutemen Cap, 1.740%, due 10/12/05	400,000

600,000	#	Concord Minutemen Cap, 1.740%, due 10/14/05	600,000

Principal Amount			Value
$300,000		Crown Point Capital Co., 1.000%, due 10/06/04	$299,950

1,300,000		Crown Point Capital Co., 2.050%, due 03/08/05	1,288,347

250,000		Delaware Funding Corp., 1.680%, due 10/18/04	249,790

300,000	#,I	Goldman Sachs Group, 1.280%, due 10/27/04	300,000

400,000	#	Goldman Sachs Group, 1.810%, due 07/29/05	400,000

500,000		Greenwich Capital Holdings, 1.718%, due 01/14/05	500,000

500,000		Household Finance Corp., 1.260%, due 10/06/04	499,895

250,000		Jupiter Securitization, 1.340%, due 10/04/04	249,963

300,000		LaSalle Bank Note, 1.160%, due 12/17/04	300,000

650,000		Monument Gardens Funding LLC, 1.760%, due 12/01/04	648,040

325,000		Monument Gardens Funding LLC, 1.880%, due 12/20/04	323,628

400,000		Morgan Stanley, 1.650%, due 10/14/04	399,743

500,000		Morgan Stanley, 1.660%, due 10/15/04	499,653

450,000		Morgan Stanley, 1.880%, due 08/15/05	450,508

250,000		Old Line Funding Corp., 1.650%, due 10/14/04	249,839

375,000		Old Line Funding Corp., 1.710%, due 11/02/04	374,413

450,000		Preferred Receivable Funding Corp., 0.000%, due 10/01/04	450,000

450,000		Preferred Receivable Funding Corp., 1.260%, due 10/04/04	449,937

325,000		Preferred Receivable Funding Corp., 1.350%, due 10/05/04	324,939

400,000		SBC Communications, 1.680%, due 10/18/04	399,664

400,000	#	St. Germain Holdings, 1.510%, due 10/08/04	399,866

450,000	#	St. Germain Holdings, 1.510%, due 10/13/04	449,756

400,000	#	St. Germain Holdings, 1.880%, due 12/13/04	398,459

250,000		Tulip Funding Corp., 0.000%, due 10/01/04	250,000

1,150,000	#	Verizon Global Funding, 1.990%, due 10/14/05	1,149,999

350,000		Windmill Funding Corp., 1.630%, due 10/12/04	349,810

		Total Commercial Paper (Cost $15,104,993)	15,104,993

CORPORATE BONDS/NOTES: 30.7%

500,000		Associates Corp. NA, 2.050%, due 06/27/05	500,489

200,000		Bank One NA, 1.894%, due 11/01/04	200,040

600,000		Bank One NA, 1.980%, due 07/26/05	600,884

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET FUND(1)  as of September 30, 2004 (Unaudited) (continued)

Principal Amount			Value
CORPORATE BONDS/NOTES (continued)

$500,000		Bear Stearns Cos., Inc., 1.716%, due 10/05/05	$500,000

400,000		Bear Stearns Cos., Inc., 1.850%, due 10/28/09	400,000

325,000		Credit Suisse First Boston USA, Inc., 2.010%, due 02/08/05	325,336

450,000		Credit Suisse First Boston USA, Inc., 2.050%, due 01/14/05	450,567

250,000		Fleet National Bank, 1.840%, due 11/22/04	250,047

1,000,000		General Electric Capital Corp., 1.838%, due 10/07/05	1,000,000

600,000		General Electric Capital Corp., 2.005%, due 03/15/05	600,507

500,000	#	Goldman Sachs Group LP, 1.769%, due 10/15/05	500,000

700,000	@@,#	HBOS Treasury Services PLC, 1.640%, due 11/01/05	700,000

800,000	@@,#	HBOS Treasury Services PLC, 1.961%, due 10/24/05	800,000

250,000		JPMorgan Chase & Co., 2.190%, due 03/29/05	250,307

500,000		Merrill Lynch & Co., Inc., 1.550%, due 01/05/05	500,015

1,300,000	#,I	Money Market Trust Series A, 1.835%, due 10/07/05	1,300,000

150,000		PNC Bank NA, 1.920%, due 05/18/05	150,229

500,000	#	The Bank of New York Co., Inc., 1.860%, due 10/27/05	500,000

350,000		Toyota Motor Credit Corp., 1.700%, due 02/07/05	350,055

800,000		Wachovia Corp., 2.230%, due 03/31/05	801,581

1,400,000		Wal-Mart Stores, Inc., 1.698%, due 02/22/05	1,400,118

300,000		Wells Fargo & Co., 1.690%, due 11/02/05	300,096

500,000		Wells Fargo & Co., 2.000%, due 09/29/05	500,334

300,000		Westpac Banking Corp., 1.850%, due 10/11/05	300,000

		Total Corporate Bonds/Notes (Cost $13,180,605)	13,180,605

U.S. GOVERNMENT AGENCY OBLIGATIONS: 10.6%

		Federal Home Loan Bank: 6.6%

450,000		1.400%, due 02/25/05	450,000

500,000		1.425%, due 04/04/05	500,000

300,000		1.470%, due 02/28/05	300,000

400,000		1.500%, due 12/07/04	400,000

300,000		1.500%, due 03/01/05	300,000

300,000		1.510%, due 12/08/04	300,000

400,000		1.600%, due 03/01/05	400,000

200,000		1.600%, due 05/16/05	200,000

			2,850,000

		Federal Home Loan Mortgage Corporation: 1.1%

450,000		1.500%, due 02/14/05	450,000

			450,000

Principal Amount			Value
		Federal National Mortgage Association: 2.9%

$450,000		1.400%, due 02/25/05	$450,000

400,000		1.550%, due 05/04/05	400,000

200,000		1.610%, due 05/13/05	200,000

200,000		1.630%, due 01/03/05	200,000

			1,250,000

		Total U.S. Government Agency Obligations (Cost $4,550,000)	4,550,000

REPURCHASE AGREEMENT: 6.9%

2,976,000	S	Goldman Sachs Repurchase Agreement dated 09/30/04, 1.860%, due 10/01/04, $2,976,154 to be received upon repurchase (Collateralized by $3,299,087 U.S. Treasury Note, 0.000%, Market value plus accrued interest $3,065,281, due 05/15/07)	2,976,000

Total Repurchase Agreement (Cost $2,976,000)		2,976,000

Total Investments in Securities (Cost $43,486,517)*	101.1%	$43,486,517

Other Assets and Liabilities-Net	(1.1)	(472,213)

Net Assets	100.0%	$43,014,304

(1)  All securities with a maturity date greater than 13 months have either a variable rate, demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

@@  Foreign Issuer

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors. At September 30, 2004, these securities totaled $11,822,540, or 27.5% of net assets.

S  Segregated securities for futures, when-issued or delayed delivery securities held at September 30, 2004.

I  Illiquid security

*  Cost for federal income tax purposes is the same as for financial statement purposes.

Industry	Percentage of Net Assets
Commercial Banks Non - U.S.	4.7%

Commercial Banks - Central U.S.	4.1

Commercial Banks - Eastern U.S.	4.1

Diversified Financial Services	4.8

Federal and Federally Sponsored Credit Agencies	10.6

Fiduciary Banks	1.1

Finance - Auto Loans	0.8

Finance - Investment Banker/Broker	9.7

Finance - Other Services	0.6

Food - Flour and Grain	0.8

Investment Companies	1.8

Medical - Drugs	0.8

Money Center Banks	4.8

Retail	3.2

S&L/Thrifts - Western U.S.	3.2

Special Purpose Entity	34.6

Super - Regional Banks - U.S.	3.7

Telephone - Integrated	0.9

Repurchase Agreement	6.8

Other Assets and Liabilities, Net	(1.1)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING LEXINGTON MONEY MARKET TRUST(1)  as of September 30, 2004 (Unaudited)

Principal Amount			Value
CERTIFICATE OF DEPOSIT: 11.5%

$400,000		ABN Amro Bank NV, 1.736%, due 03/18/05	$399,963

300,000		ABN Amro Bank NV, 1.768%, due 10/29/04	299,988

100,000		Barclays Bank PLC, 1.600%, due 12/03/04	99,992

650,000	@@	Barclays Bank PLC, 1.913%, due 02/03/05	650,012

400,000		Dexia Bank, 1.508%, due 12/07/04	400,005

200,000		HSBC Bank, 1.555%, due 04/22/05	200,000

500,000		Royal Bank of Canada, 1.770%, due 03/30/05	499,961

500,000	@@	Royal Bank of Scotland Group PLC, 1.400%, due 10/21/04	499,997

500,000		UBS AG, 1.195%, due 12/06/04	500,005

500,000		Washington Mutual Bank, 1.300%, due 12/27/04	500,000

450,000		Washington Mutual Bank, 1.650%, due 11/12/04	449,989

450,000		Washington Mutual Bank, 1.670%, due 11/01/04	450,000

		Total Certificate of Deposit (Cost $4,949,912)	4,949,912

COLLATERALIZED MORTGAGE OBLIGATIONS: 6.1%

500,000	#	Blue Heron Funding Ltd., 1.850%, due 05/18/05	500,000

500,000	#	Blue Heron Funding Ltd., 1.858%, due 03/18/05	500,000

500,000	#	Blue Heron Funding Ltd., 1.870%, due 02/23/05	500,000

300,000	#,I	Newcastle CDO I Ltd., 1.870%, due 09/24/38	300,000

500,000	#	Putnam Structured Product CDO, 1.780%, due 10/15/38	500,000

325,000	#	Whitehawk CDO Funding Ltd., 1.805%, due 03/15/05	325,000

		Total Collateralized Mortgage Obligations (Cost $2,625,000)	2,625,000

COMMERCIAL PAPER: 37.2%

350,000		Archer-Daniels-Midland Co., 1.420%, due 10/05/04	349,931

250,000		Barton Capital Corp., 1.520%, due 10/07/04	249,926

250,000		Barton Capital Corp., 1.680%, due 10/18/04	249,790

250,000		Blue Ridge Asset Funding, 1.680%, due 10/18/04	249,790

350,000		Bristol-Myers Squibb Co., 1.520%, due 10/07/04	349,897

500,000	#	Concord Minutemen Cap, 1.710%, due 10/19/04	499,550

400,000	#	Concord Minutemen Cap, 1.730%, due 10/10/05	400,000

500,000	#	Concord Minutemen Cap, 1.740%, due 10/12/05	500,000

500,000	#	Concord Minutemen Cap, 1.740%, due 10/14/05	500,000

Principal Amount			Value
$450,000		Crown Point Capital Co., 1.000%, due 10/06/04	$449,925

1,300,000		Crown Point Capital Co., 2.050%, due 03/08/05	1,288,347

250,000		Delaware Funding Corp., 1.680%, due 10/18/04	249,790

300,000	#,I	Goldman Sachs Group, 1.280%, due 10/27/04	300,000

400,000	#	Goldman Sachs Group, 1.810%, due 07/29/05	400,000

500,000		Greenwich Capital Holdings, 1.718%, due 01/14/05	500,000

500,000		Household Finance Corp., 1.260%, due 10/06/04	499,895

250,000		Jupiter Securitization, 1.340%, due 10/04/04	249,963

500,000		LaSalle Bank Note, 1.160%, due 12/17/04	500,000

500,000		LaSalle Bank Note, 1.210%, due 11/05/04	500,000

650,000		Monument Gardens Funding LLC, 1.760%, due 12/01/04	648,040

325,000		Monument Gardens Funding LLC, 1.880%, due 12/20/04	323,628

400,000		Morgan Stanley, 1.650%, due 10/14/04	399,743

500,000		Morgan Stanley, 1.660%, due 10/15/04	499,653

250,000		Old Line Funding Corp., 1.650%, due 10/14/04	249,839

375,000		Old Line Funding Corp., 1.710%, due 11/02/04	374,413

450,000		Preferred Receivable Funding Corp., 0.000%, due 10/01/04	450,000

1,350,000		Preferred Receivable Funding Corp., 1.260%, due 10/04/04	1,349,810

325,000		Preferred Receivable Funding Corp., 1.350%, due 10/05/04	324,939

400,000		SBC Communications, 1.680%, due 10/18/04	399,664

400,000	#	St. Germain Holdings, 1.510%, due 10/08/04	399,866

450,000	#	St. Germain Holdings, 1.510%, due 10/13/04	449,756

400,000	#	St. Germain Holdings, 1.880%, due 12/13/04	398,459

250,000		Tulip Funding Corp., 0.000%, due 10/01/04	250,000

850,000	#	Verizon Global Funding, 1.990%, due 10/14/05	850,000

350,000		Windmill Funding Corp., 1.630%, due 10/12/04	349,810

		Total Commercial Paper (Cost $16,004,424)	16,004,424

CORPORATE BONDS/NOTES: 27.8%

500,000		Associates Corp. NA, 2.050%, due 06/27/05	500,489

200,000		Bank One NA, 1.894%, due 11/01/04	200,040

500,000		Bank One NA, 1.980%, due 07/26/05	500,737

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING LEXINGTON MONEY MARKET TRUST(1)  as of September 30, 2004 (Unaudited) (continued)

Principal Amount			Value
CORPORATE BONDS/NOTES (continued)

$500,000		Bear Stearns Cos., Inc., 1.716%, due 10/05/05	$500,000

400,000		Bear Stearns Cos., Inc., 1.850%, due 10/28/09	400,000

325,000		Credit Suisse First Boston USA, Inc., 2.010%, due 02/08/05	325,336

450,000		Credit Suisse First Boston USA, Inc., 2.050%, due 01/14/05	450,567

250,000		Fleet National Bank, 1.840%, due 11/22/04	250,047

900,000		General Electric Capital Corp., 2.005%, due 03/15/05	900,761

400,000	#	Goldman Sachs Group LP, 1.769%, due 10/15/05	400,000

500,000	@@,#	HBOS Treasury Services PLC, 1.640%, due 11/01/05	500,000

700,000	@@,#	HBOS Treasury Services PLC, 1.961%, due 10/24/05	700,000

250,000		JPMorgan Chase & Co., 2.190%, due 03/29/05	250,307

500,000		Merrill Lynch & Co., Inc., 1.550%, due 01/05/05	500,015

1,000,000	#,I	Money Market Trust Series A, 1.835%, due 10/07/05	1,000,000

450,000		Morgan Stanley, 1.880%, due 08/15/05	450,508

150,000		PNC Bank NA, 1.920%, due 05/18/05	150,229

500,000	#	The Bank of New York Co., Inc., 1.860%, due 10/27/05	500,000

350,000		Toyota Motor Credit Corp., 1.700%, due 02/07/05	350,055

400,000		Wachovia Corp., 2.230%, due 03/31/05	400,801

1,525,000		Wal-Mart Stores, Inc., 1.698%, due 02/22/05	1,525,132

400,000		Wells Fargo & Co., 1.690%, due 11/02/05	400,128

500,000		Wells Fargo & Co., 2.000%, due 09/29/05	500,335

300,000		Westpac Banking Corp., 1.850%, due 10/11/05	300,000

		Total Corporate Bonds/Notes (Cost $11,955,487)	11,955,487

U.S. GOVERNMENT AGENCY OBLIGATIONS: 12.1%

		Federal Home Loan Bank: 7.7%

500,000		1.400%, due 02/25/05	500,000

500,000		1.425%, due 04/04/05	500,000

400,000		1.470%, due 02/28/05	400,000

400,000		1.500%, due 12/07/04	400,000

400,000		1.500%, due 03/01/05	400,000

300,000		1.510%, due 12/08/04	300,000

500,000		1.600%, due 03/01/05	500,000

300,000		1.600%, due 05/16/05	300,000

			3,300,000

		Federal Home Loan Mortgage Corporation: 1.0%

450,000		1.500%, due 02/14/05	450,000

			450,000

Principal Amount			Value
		Federal National Mortgage Association: 3.4%

$350,000		1.400%, due 02/25/05	$350,000

500,000		1.550%, due 05/04/05	500,000

300,000		1.610%, due 05/13/05	300,000

300,000		1.630%, due 01/03/05	300,000

			1,450,000

		Total U.S. Government Agency Obligations (Cost $5,200,000)	5,200,000

REPURCHASE AGREEMENT: 6.5%

2,770,000	S	Goldman Sachs Repurchase Agreement dated 09/30/04, 1.860%, due 10/01/04, $2,770,143 to be received upon repurchase (Collateralized by $2,922,000 Federal National Mortgage Association, 4.000%, Market value plus accrued interest $2,825,574, due 06/12/13)	2,770,000

	Total Repurchase Agreement (Cost $2,770,000)		2,770,000

	Total Investments in Securities (Cost $43,504,823)*	101.2%	$43,504,823

Other Assets and	Liabilities-Net	(1.2)	(500,189)

	Net Assets	100.0%	$43,004,634

(1)  All securities with a maturity date greater than 13 months have either a variable rate, demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

@@  Foreign Issuer

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors. At September 30, 2004, these securities totaled $10,422,631, or 24.2% of net assets.

S  Segregated securities for futures, when-issued or delayed delivery securities held at September 30, 2004.

I  Illiquid security

*  Cost for federal income tax purposes is the same as for financial statement purposes.

Industry	Percentage of Net Assets
Commercial Banks Non - U.S.	4.7%

Commercial Banks - Central U.S.	5.6

Commercial Banks - Eastern U.S.	4.6

Diversified Financial Services	3.3

Federal and Federally Sponsored Credit Agencies	12.1

Fiduciary Banks	1.1

Finance - Auto Loans	0.8

Finance - Investment Banker/Broker	9.4

Finance - Other Services	0.6

Food - Flour and Grain	0.8

Investment Companies	1.8

Medical - Drugs	0.8

Money Center Banks	3.9

Retail	3.5

S&L/Thrifts - Western U.S.	3.2

Special Purpose Entity	34.7

Super - Regional Banks - U.S.	3.0

Telephone - Integrated	0.9

Repurchase Agreement	6.4

Other Assets and Liabilities, Net	(1.2)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of the Funds was held October 7, 2004, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1.  To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") by and among High Yield Opportunity Fund and ING High Yield Bond Fund ("High Yield Bond Fund"), providing for the merger of High Yield Opportunity Fund with and into High Yield Bond Fund;

2.  To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
ING High Yield Opportunity Fund	1	16,002,433	387,660	1,417,667	-	17,807,760

	2	15,641,997	588,738	1,577,025	-	17,807,760

(THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

Domestic Equity and Income Funds

ING Balanced Fund
ING Convertible Fund
ING Equity and Bond Fund
ING Equity Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds

ING Disciplined LargeCap Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING SmallCap Value Fund
ING Value Opportunity Fund

International Equity Funds

ING Emerging Countries Fund
ING Foreign Fund
ING International Fund

ING International Growth Fund
ING International SmallCap Growth Fund
ING International Value Fund
ING Precious Metals Fund
ING Russia Fund

Global Equity Funds

ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Worldwide Growth Fund

Fixed Income Funds

ING GNMA Income Fund
ING Government Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax Exempt Bond Fund

Strategic Allocation Funds

ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund
ING Classic Money Market Fund
ING Lexington Money Market Trust
ING Money Market Fund

*  An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Manager

ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

Legal Counsel

Dechert
1775 I Street, N.W.
Washington, D.C. 20006

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, MA 02110

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

PRSAR-UFFIABCMOR (0904-112904)

Funds

SEMI-ANNUAL REPORT

Semi-Annual Report

September 30, 2004

Classes I and Q

Fixed Income Funds

■  ING GNMA Income Fund

■  ING Intermediate Bond Fund

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT'S LETTER

JAMES M. HENNESSY

Dear Shareholder:

As we complete another six months of serving the needs of investors, we are pleased to see that the conclusion of the recent presidential election appears to have had a positive impact on major U.S. stock markets. With moderately low interest rates being controlled by the Federal Reserve Board, rising corporate earnings, and an increasingly optimistic job outlook, we are hopeful that the economy will continue to prosper through the end of the year.

As always, we continue to look for ways to make investing with our company more pleasant and efficient. When our clients complete a transaction with ING Funds, first and foremost, we want them to have peace of mind.

We are eager to meet these goals and we look forward to continuing to do business with you in the coming year.

Sincerely,

James M. Hennessy
President
ING Funds
November 9, 2004

1

MARKET PERSPECTIVE: SIX MONTHS ENDED SEPTEMBER 30, 2004

Be careful what you wish for, the ancient Chinese proverb goes, you just might get it. On the second day of the six months under review, April 2, 2004, investors received the good news they were so eagerly seeking; however, after a few days of euphoria they spent the rest of a nervous second calendar quarter wondering why the solution to one problem so often seems to usher in a new set. The news in question was, at last, a very bullish U.S. employment report, the final piece in the economic puzzle to sustain the recovery. But as the job market tightens, inflation picks up and rising interest rates cannot be far away. This kept a lid on stocks and gave bond investors one of their worst quarters in years. Then, in the third calendar quarter, rising oil prices, sagging growth, the sense that the party was drawing to a close, central banks with tightening on their minds and some distinctly odd dynamics in the Treasury market, all conspired to give investors a memorable quarter with not all memories pleasant.

Initially, as might be expected, investment grade U.S. fixed income classes bore the brunt of fears of a new cycle of rising interest rates. April's strong employment report, plus another two after that, set the tone, to the steady drumbeat of evidence that inflation was on the rise. Oil prices were surging. With the Federal Funds rate at just 1%, real interest rates were becoming more negative, an increasingly untenable situation. Federal Open Market Committee ("FOMC") Chairman Greenspan confirmed that interest rates were likely to rise close, albeit at a "measured" pace. This practically telegraphed a 0.25% Federal Funds rate increase at the FOMC meeting on June 30, 2004. When it duly arrived, bond markets recovered modestly. But the damage had been done. By the middle of our six months ended September 30, 2004 , investment grade bonds had given back practically all of their gains for 2004. And yet in the week before the increase the wind seemed to shift again. First quarter gross domestic product ("GDP") growth was revised down. Durable goods orders fell. Retailers and auto companies complained of slack sales. The Chicago Purchasing Managers' Index(1) had its largest drop in 30 years. Perhaps Greenspan's "measured" policy was right; but perhaps something else was wrong. All eyes were therefore on the employment report to be published on July 2, 2004. The report was weak and by the end of the month few doubted that the economy had stumbled. August's shocking employment report showed that just 32,000 jobs were created in July and the figures for prior months were revised down by 61,000. By now sentiment about the economy had reversed itself from the earlier optimism. Comforting words from Chairman Greenspan that the slow down was only temporary were not universally accepted. Most commentators felt it more likely that the economy had now settled down to a lower, if still positive level of activity. In a mirror image of the first few months, investment grade bonds benefited richly from perceptions of a decelerating economy with inflation in check. That was no surprise. What did surprise, however, was that this played out as the FOMC raised the Federal Funds rate twice more. Ten-year Treasury yields slipped back to early April levels, but yields on 13-week Treasury Bills followed the Federal Funds rate up. On September 22, 2004, the "spread" between the yields on Bonds and Bills reached the lowest point since June 2003. In the third calendar quarter, the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds had its best quarter's return in two years. But for the six months as a whole, the Lehman Brothers Aggregate Bond Index gained just 0.67%. The shrinking of the Treasury risk premium was carried through to high yield bonds, which performed better than the investment grade. The Lehman Brothers U.S. Corporate High Yield Bond Index(3) returned 3.84% during the semi-annual period. By the end of September, the yield curve was markedly flatter. The yield on 10-year Treasury Notes rose by 0.28% to 4.12% while the yield on 13-week Treasury Bills almost doubled, rising 0.75% to 1.67%.

Global equities had two major dips, one in each quarter, but by the six months they had lost only 0.14%, according to the MSCI World Index(4) in dollars including net reinvested dividends. Among currencies, the euro gained just under 1.0% while the pound lost nearly 2.0% as the interest rate tightening cycle in the United Kingdom seemed to be ending. The yen was the weakest of the majors, losing 5.3% against the dollar, as Japan's economic recovery decelerated sharply. In addition, sharply rising oil prices weighed on the yen, since Japan imports all of its oil, as did the prospect of slower growth in China.

The U.S. equities market showed a pattern similar to international stocks, dipping in each quarter, but with a practically neutral end result. For the six months, the Standard & Poor's ("S&P") 500 Index(5) returned -0.18% including dividends. At just over 1,100, the S&P 500 Index was trading at a price to earnings level of around 15.25 times 2005 earnings. Equities were affected by all the developments described above in the context of fixed income. Optimism on improving business conditions gave way to fears of rising interest

2

MARKET PERSPECTIVE: SIX MONTHS ENDED SEPTEMBER 30, 2004

rates and then further concerns about a stalled economy. In addition, stock prices were increasingly held back by soaring oil prices, which on the futures contract were reaching new records almost daily by the end of September. Corporate profits were still increasing, but the days of year over year growth above 20% were nearly over.

(1)  The Chicago Purchasing Managers' Index measures manufacturing activity in the industrial Midwest.

(2)  The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3)  The Lehman Brothers U.S. Corporate High Yield Bond Index is generally representative of corporate bonds rated below investment-grade.

(4)  The MSCI World Index reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East - comprising approximately 1,500 securities - with values expressed in U.S. dollars.

(5)  The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month-end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING GNMA INCOME FUND

PORTFOLIO MANAGERS' REPORT

The ING GNMA Income Fund (the "Fund") seeks to generate a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association ("Ginnie Mae", "GNMA") mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. Government. The Fund is managed by Denis P. Jamison, CFA and Roseann G. McCarthy, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) - the Sub-Adviser.

Performance: For the six months ended September 30, 2004, the Fund's Class Q shares provided a total return of 0.42% compared to 1.45% for the Lehman Brothers Mortgage-Backed Securities Index(1).

Portfolio Specifics: The last six months ended September 30, 2004 included two periods as different as spring and summer. From mid-March until mid-June 2004, investors were focused on the economy's strong growth - real gross domestic product was growing 4.5% plus - and the Federal Reserve's plan to raise short- term interest rates. Ten-year Treasury bond yields rose nearly 100 basis points to 4.9% by the middle of June 2004. Then, the economy crossed what many described as a "soft patch" of slow employment growth and consumer spending. Moreover, speculators began to realize that the Federal Reserve's stated plan of "measured" increases in money rates would provide easy profits from arbitraging the wide spread between the yield on short-term notes and long-term Treasury bonds. Not only did ten-year bond yields decline, from 4.9% to just under 4.0%, but the yield curve flattened as short-term interest rates rose and longer bond yields fell.

Whether it was spring or summer, however, the Fund underperformed its benchmark by about 50 basis points in each quarter of the reporting period. The common thread that held back performance was our project loans. In April, a large multi-family loan unexpectedly prepaid at face value. This clipped 20 basis points from our total return. During the bond rally in August and September, our project loans failed to keep pace, and the spread between the yield of these securities and that of the five-year Treasury note widened from plus 125 basis points to plus 150 basis points. This reduced our return by another 30 basis points. Our $80 million plus U.S. Treasury bill and note investment was another drag, especially in the September quarter. The two-year notes returned only 1.0% compared with a 6.4% increase for long-term Treasury bonds and 2.6% for the Lehman Mortgage Index.

Current Strategy and Outlook: Wide interest rate swings and low absolute returns characterized the first half of the Fund's current fiscal year. This may not be the best period to gauge the effectiveness of our fundamental investment strategy. We plan to continue to focus on mortgages with features that reduce their prepayment sensitivity to changes in interest rates. Moreover, we will seek to only put money to work in these securities when they can be bought at prices that should result in greater returns than of those projected for generic mortgage securities.

We expected a prolonged, gradual rise in interest rates as long as the economy continues to grow. Short- and intermediate-term bond yields appear too low given the current period of 3% to 4% business expansion. Commodity prices are likely to remain in the spotlight as new demand from China and India outstrips new supply. A subsequent rise in the inflation rate will remain a concern. These factors justify caution and a somewhat defensive stance toward interest rate risk. Accordingly, we will continue to emphasize higher coupon mortgage securities and keep a greater than normal percentage of the Fund's assets in short-term U.S. Treasury securities.

4

ING GNMA INCOME FUND

PORTFOLIO MANAGERS' REPORT

	Average Annual Total Returns for the Periods Ended September 30, 2004
	1 Year	Since Inception of Class I January 7, 2002		Since Inception of Class Q February 26, 2001
Class I	3.17%	5.77%		-

Class Q	2.90%	-		5.84%

Lehman Brothers Mortgage-Backed

Securities Index(1)	4.36%	5.51	%(2)	5.90	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GNMA Income Fund against the Lehman Brothers Mortgage-Backed Securities Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reßect the fact that the Investment Adviser has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call
(800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

(1) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of fixed income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.

(2) Since inception performance for index is shown from January 1, 2002.

(3) Since inception performance for index is shown from March 1, 2001.

5

ING INTERMEDIATE BOND FUND

PORTFOLIO MANAGERS' REPORT

The ING Intermediate Bond Fund (the "Fund") seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity by investing at least 80% of its assets in investment grade debt securities. The Fund is managed by a team of investment professionals led by James B. Kauffmann, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) - the Sub-Adviser.

Performance: For the six months ended September 30, 2004, the Fund's Class I shares provided a total return of 0.89% compared to 0.67% for the Lehman Brothers Aggregate Bond Index(1).

Portfolio Specifics: While our short duration stance was helpful in the first three months of this reporting period, by the end it was a source of underperformance relative to the benchmark, especially since we concentrated our underweight in shorter maturities, which proved to be the more resilient part of the yield curve. During the first half of the fiscal year ended September 30, 2004, we reduced our exposure to longer-dated and lower-rated corporates in the face of stretched valuations. In fact, our exposure to credit-sensitive sectors is now below the Lehman Brothers Aggregate Bond Index; consequently, the Fund's yield is slightly less than the Index.

We continue to actively manage our sector allocation and security selection exposures. For the six-month period ended September 30, 2004, we estimate that we generated 24 basis points of excess return from security selection, 21 basis points from sector allocation, but only 15 basis points from maturity and duration decisions due to our shorter duration during the second half of the reporting period. The Fund is overweight utilities, insurance, consumer non-cyclical and the real estate investment trust (REIT) sector. Exposure to emerging markets debt enhanced returns.

Current Strategy and Outlook: Uncertainties about the geopolitical situation and the level and direction of energy costs present portfolio managers with quite a set of wildcards; nevertheless, most measures of volatility remain very low. While the bond market continues to focus on the spate of mixed or softer economic releases, we do not believe that the yields on shorter maturity Treasuries fully reflect the future pace of economic activity and the rise in a number of inflation measures.

Tactically, the Fund is still short in duration in anticipation of improving global economic fundamentals despite the recent "soft patch" of slow employment growth and consumer spending. The Fund is underweight home mortgages, overweight asset-backed and commercial mortgage-backed securities, and underweight the intermediate and shorter-term part of the yield curve, which appears most vulnerable in a tightening cycle. We are also underweight U.S. Government Agency securities, which have witnessed some regulatory criticism. Stretched valuations in investment-grade credit issues still warrant caution. Indeed, we are beginning to see more shareholder friendly - read, bondholder unfriendly - actions by companies. We retain some exposure to emerging markets debt as many developing economies benefit from strong commodities and energy markets.

6

ING INTERMEDIATE BOND FUND

PORTFOLIO MANAGERS' REPORT

	Average Annual Total Returns for the Periods Ended September 30, 2004
	1 Year	Since Inception of Class I January 8, 2002
Class I	4.54%	7.15%

Lehman Brothers Aggregate Bond Index(1)	3.68%	6.41	%(2)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Intermediate Bond Fund against the Lehman Brothers Aggregate Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reßect the fact that the Investment Adviser has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's performance may be lower or higher than the performance data shown.
Please log on to www.ingfunds.com or call
(800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(2) Since inception performance for index is shown from January 1, 2002.

7

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004 to September 30, 2004.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING GNMA Income Fund

Expense Analysis of an investment of $1,000

	Total Return Without Sales Charges	Beginning Account Value April 1, 2004	Ending Account Value September 30, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended September 30, 2004*
Actual Fund Return

Class I	0.55%	$1,000.00	$1,005.50	0.67%	$3.37

Class Q	0.42	1,000.00	1,004.20	0.92	4.62

Hypothetical (Excluding Expenses)

Class I	5.00%	$1,000.00	$1,021.17	0.67%	$3.40

Class Q	5.00	1,000.00	1,020.46	0.92	4.66

8

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

ING Intermediate Bond Fund

Expense Analysis of an investment of $1,000

	Total Return Without Sales Charges	Beginning Account Value April 1, 2004	Ending Account Value September 30, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended September 30, 2004*
Actual Fund Return

Class I	0.89%	$1,000.00	$1,008.90	0.66%	$3.32

Hypothetical (Excluding Expenses)

Class I	5.00%	$1,000.00	$1,021.76	0.66%	$3.35

* Expenses are equal to the Fund's annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

9

STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2004 (Unaudited)

	ING GNMA Income Fund	ING Intermediate Bond Fund
ASSETS:

Investments in securities at value+*	$684,352,366	$648,414,533

Short-term investments**	34,406,057	73,409,156

Repurchase agreement	-	31,211,000

Cash	2,250,769	3,268

Cash collateral for futures	-	612,539

Receivables:

Investment securities sold	24,841,797	15,896,467

Fund shares sold	258,251	1,135,126

Dividends and interest	3,205,496	4,138,983

Prepaid expenses	51,090	67,596

Total assets	749,365,826	774,888,668

LIABILITIES:

Payable for investment securities purchased	24,433,594	97,927,318

Payable for fund shares redeemed	348,802	172,667

Payable for futures variation margin	-	4,281

Payable upon receipt of securities loaned	-	73,409,156

Income distribution payable	-	1,494,694

Payable to affiliates	604,233	486,763

Payable for trustee fees	60,357	4,590

Other accrued expenses and liabilities	328,237	130,382

Total liabilities	25,775,223	173,629,851

NET ASSETS	$723,590,603	$601,258,817

NET ASSETS WERE COMPRISED OF:

Paid-in capital	$715,347,382	$596,466,391

Undistributed net investment income (accumulated net investment loss)	(278,257)	11,828

Accumulated net realized gain (loss) on investments and futures	(13,650,460)	1,940,991

Net unrealized appreciation on investments, translation of assets in foreign currencies and futures	22,171,938	2,839,607

NET ASSETS	$723,590,603	$601,258,817

+ Including securities loaned at value	$-	$71,399,389

* Cost of investments in securities	$662,179,666	$645,698,895

** Cost of short-term investments	$34,406,819	$73,409,156

See Accompanying Notes to Financial Statements

10

STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2004 (Unaudited)

	ING GNMA Income Fund	ING Intermediate Bond Fund
Class A:

Net assets	$550,980,509	$398,784,516

Shares authorized	unlimited	unlimited

Par value	$0.001	$0.001

Shares outstanding	63,242,809	38,145,862

Net asset value and redemption price per share	$8.71	$10.45

Maximum offering price per share (4.75%)(1)	$9.14	$10.97

Class B:

Net assets	$111,541,672	$66,824,402

Shares authorized	unlimited	unlimited

Par value	$0.001	$0.001

Shares outstanding	12,862,919	6,404,411

Net asset value and redemption price per share(2)	$8.67	$10.43

Maximum offering price per share	$8.67	$10.43

Class C:

Net assets	$51,293,264	$68,717,151

Shares authorized	unlimited	unlimited

Par value	$0.001	$0.001

Shares outstanding	5,907,779	6,581,217

Net asset value and redemption price per share(2)	$8.68	$10.44

Maximum offering price per share	$8.68	$10.44

Class I:

Net assets	$9,460,052	$39,249,219

Shares authorized	unlimited	unlimited

Par value	$0.001	$0.001

Shares outstanding	1,084,864	3,754,152

Net asset value and redemption price per share	$8.72	$10.45

Maximum offering price per share	$8.72	$10.45

Class M:

Net assets	$212,198	n/a

Shares authorized	unlimited	n/a

Par value	$0.001	n/a

Shares outstanding	24,318	n/a

Net asset value and redemption price per share	$8.73	n/a

Maximum offering price per share (3.25%)(3)	$9.02	n/a

Class Q:

Net assets	$102,908	n/a

Shares authorized	unlimited	n/a

Par value	$0.001	n/a

Shares outstanding	11,798	n/a

Net asset value and redemption price per share	$8.72	n/a

Maximum offering price per share	$8.72	n/a

Class O:

Net assets	n/a	$27,548,424

Shares authorized	n/a	unlimited

Par value	n/a	$0.001

Shares outstanding	n/a	2,635,169

Net asset value and redemption price per share	n/a	$10.45

Maximum offering price per share	n/a	$10.45

Class R:

Net assets	n/a	$135,105

Shares authorized	n/a	unlimited

Par value	n/a	$0.001

Shares outstanding	n/a	12,907

Net asset value and redemption price per share	n/a	$10.47

Maximum offering price per share	n/a	$10.47

(1)  Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

(3)  Maximum offering price is computed at 100/96.75 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

11

STATEMENTS OF OPERATIONS for the six months ended September 30, 2004 (Unaudited)

	ING GNMA Income Fund	ING Intermediate Bond Fund
INVESTMENT INCOME:

Dividends, net of foreign taxes withheld*	$924	$26,401

Interest	19,347,578	9,518,837

Securities lending income	-	77,944

Total investment income	19,348,502	9,623,182

EXPENSES:

Investment management fees	1,851,822	1,171,650

Distribution and service fees:

Class A	700,833	544,574

Class B	589,622	323,826

Class C	285,312	338,668

Class M	940	-

Class O	-	8,392

Class Q	138	-

Class R	-	315

Transfer agent fees:

Class A	196,498	130,034

Class B	41,591	27,929

Class C	20,280	29,316

Class I	580	1,030

Class M	91	-

Class Q	6	-

Administrative service fees	372,517	235,509

Shareholder reporting expense	80,215	49,480

Registration fees	42,566	46,129

Professional fees	38,560	19,958

Custody and accounting expense	44,130	29,529

Trustee fees	9,300	5,490

Miscellaneous expense	25,233	10,864

Total expenses	4,300,234	2,972,693

Less:

Net waived and reimbursed fees	-	182,670

Net expenses	4,300,234	2,790,023

Net investment income	15,048,268	6,833,159

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:

Net realized gain (loss) on:

Investments	(1,687,373)	1,896,793

Futures	-	631,047

Net realized gain (loss) on investments and futures	(1,687,373)	2,527,840

Net change in unrealized appreciation or depreciation on:

Investments	(12,399,611)	(3,308,099)

Futures	-	194,909

Net change in unrealized appreciation or depreciation on investments and futures	(12,399,611)	(3,113,190)

Net realized and unrealized loss on investments and futures	(14,086,984)	(585,350)

Increase in net assets resulting from operations	$961,284	$6,247,809

* Foreign taxes	$-	$2,231

See Accompanying Notes to Financial Statements

12

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING GNMA Income Fund
	Six Months Ended September 30, 2004	Year Ended March 31, 2004
FROM OPERATIONS:

Net investment income	$15,048,268	$28,917,044

Net realized gain (loss) on investments	(1,687,373)	8,427,554

Net change in unrealized appreciation or depreciation on investments	(12,399,611)	(8,582,732)

Net increase in net assets resulting from operations	961,284	28,761,866

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:

Class A	(14,920,325)	(29,836,564)

Class B	(2,729,419)	(5,789,107)

Class C	(1,321,943)	(3,227,764)

Class I	(252,125)	(416,717)

Class M	(6,109)	(26,359)

Class Q	(2,979)	(7,768)

Class T	-	(101,868)

Total distributions	(19,232,900)	(39,406,147)

FROM CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	66,888,632	287,964,697

Dividends reinvested	15,713,341	31,631,178

	82,601,973	319,595,875

Cost of shares redeemed	(138,111,709)	(434,339,499)

Net decrease in net assets resulting from capital share transactions	(55,509,736)	(114,743,624)

Net decrease in net assets	(73,781,352)	(125,387,905)

NET ASSETS:

Beginning of period	797,371,955	922,759,860

End of period	$723,590,603	$797,371,955

Undistributed net investment income (accumulated net investment loss) at end of period	$(278,257)	$3,906,376

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Intermediate Bond Fund
	Six Months Ended September 30,	Year Ended March 31,
	2004	2004
FROM OPERATIONS:

Net investment income	$6,833,159	$9,001,504

Net realized gain on investments and futures	2,527,840	7,562,532

Net change in unrealized appreciation or depreciation on investments and futures	(3,113,190)	2,601,836

Net increase in net assets resulting from operations	6,247,809	19,165,872

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:

Class A	(4,821,627)	(6,168,955)

Class B	(757,564)	(1,586,935)

Class C	(793,415)	(1,555,446)

Class I	(350,305)	(511,108)

Class O	(108,408)	-

Class R	(1,840)	-

Net realized gains:

Class A	(3,756,043)	(2,667,645)

Class B	(792,658)	(868,923)

Class C	(825,959)	(885,962)

Class I	(173,614)	(179,026)

Class R	(1,681)	-

Total distributions	(12,383,114)	(14,424,000)

FROM CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	121,088,499	324,797,722

Net proceeds from shares issued in merger	137,658,413	-

Dividends reinvested	7,708,659	9,795,000

	266,455,571	334,592,722

Cost of shares redeemed	(81,325,207)	(193,289,159)

Net increase in net assets resulting from capital share transactions	185,130,364	141,303,563

Net increase in net assets	178,995,059	146,045,435

NET ASSETS:

Beginning of period	422,263,758	276,218,323

End of period	$601,258,817	$422,263,758

Undistributed net investment income at end of period	$11,828	$11,828

See Accompanying Notes to Financial Statements

14

ING GNMA INCOME FUND (UNAUDITED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Six Months Ended			January 7, 2002(1) to
	September 30,	Year Ended March 31,		March 31,
	2004	2004	2003	2002
Per Share Operating Performance:

Net asset value, beginning of period	$8.92	9.01	8.54	8.61

Income (loss) from investment operations:

Net investment income	$0.20	0.35	0.44	0.10

Net realized and unrealized gain (loss) on investments	$(0.15)	0.01	0.50	(0.10)

Total from investment operations	$0.05	0.36	0.94	0.00

Less distributions from:

Net investment income	$0.25	0.45	0.47	0.07

Total distributions	$0.25	0.45	0.47	0.07

Net asset value, end of period	$8.72	8.92	9.01	8.54

Total Return(2)%	0.55	4.21	11.18	0.04

Ratios and Supplemental Data:

Net assets, end of period (000's)	$9,460	8,760	6,946	1,615

Ratios to average net assets:

Expenses(3)%	0.67	0.71	0.78	0.88

Net investment income(3)%	4.53	3.94	5.00	5.83

Portfolio turnover rate	% 19	128	75	76

	Class Q
	Six Months Ended				February 26, 2001(1) to
	September 30,	Year Ended March 31,			March 31,
	2004	2004	2003	2002	2001
Per Share Operating Performance:

Net asset value, beginning of period	$8.92	9.01	8.54	8.63	8.51

Income (loss) from investment operations:

Net investment income	$0.20	0.32	0.44	0.39	0.04

Net realized and unrealized gain (loss) on investments	$(0.17)	0.02	0.47	(0.01)	0.08

Total from investment operations	$0.03	0.34	0.91	0.38	0.12

Less distributions from:

Net investment income	$0.23	0.43	0.44	0.47	-

Total distributions	$0.23	0.43	0.44	0.47	-

Net asset value, end of period	$8.72	8.92	9.01	8.54	8.63

Total Return(2)%	0.42	3.94	10.90	4.50	1.41

Ratios and Supplemental Data:

Net assets, end of period (000's)	$103	134	183	204	476

Ratios to average net assets:

Expenses(3)%	0.92	0.96	1.04	1.12	1.14

Net investment income(3)%	4.27	3.62	4.89	5.35	5.42

Portfolio turnover rate	% 19	128	75	76	33

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.
Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

See Accompanying Notes to Financial Statements.

15

ING INTERMEDIATE BOND FUND (UNAUDITED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Six Months Ended			January 8, 2002(1) to
	September 30,	Year Ended March 31,		March 31,
	2004	2004	2003	2002
Per Share Operating Performance:

Net asset value, beginning of period	$10.67	10.51	9.91	9.99

Income (loss) from investment operations:

Net investment income	$0.15	0.35	0.39	0.11

Net realized and unrealized gain (loss) on investments	$(0.06)	0.33	0.76	(0.07)

Total from investment operations	$0.09	0.68	1.15	0.04

Less distributions from:

Net investment income	$0.18	0.38	0.40	0.12

Net realized gain on investments	$0.13	0.14	0.15	-

Total distributions	$0.31	0.52	0.55	0.12

Net asset value, end of period	$10.45	10.67	10.51	9.91

Total Return(2)%	0.89	6.60	11.88	0.36

Ratios and Supplemental Data:

Net assets, end of period (000's)	$39,249	14,548	15,046	9,800

Ratios to average net assets:

Net expenses after expense reimbursement/recoupment(3)(4)%	0.66	0.71	0.73	0.82

Gross expenses prior to expense reimbursement/recoupment(3)%	0.67	0.68	0.73	0.90

Net investment income after expense reimbursement/recoupment(3)(4)%	3.43	3.30	3.70	0.05

Portfolio turnover rate %	203	475	639	1,216 *

(1)   Commencement of operations.

(2)   Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)   Annualized for periods less than one year.

(4)   The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*  Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

See Accompanying Notes to Financial Statements.

16

NOTES TO FINANCIAL STATEMENTS as of September 30, 2004 (Unaudited)

NOTE 1 - ORGANIZATION

Organization. ING Funds Trust ("Trust") is a Delaware business trust registered as an open-end management investment company. The Trust was organized on July 30, 1998. It consists of eight separately managed series. Two of the funds in this report are: ING GNMA Income Fund ("GNMA Fund") and ING Intermediate Bond Fund ("Intermediate Bond Fund").

The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class O, Class Q and Class R. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

ING Investments, LLC ("ING Investments"), serves as the Investment Manager to the Funds. ING Investments has engaged ING Investment Management Co. (formerly, Aeltus Investment Management, Inc., "ING IM"), to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC (the "Distributor") is the principal underwriter of the Funds. The Distributor, ING Investments and ING IM are indirect wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution active in banking, insurance and asset management.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Trustees ("Board") of the Funds. Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest approximates market value.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities - at the exchange rates prevailing at the end of the day.

17

NOTES TO FINANCIAL STATEMENTS as of September 30, 2004 (Unaudited) (continued)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

(2)  Purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.  Foreign Currency Transactions and Futures Contracts. Intermediate Bond Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Fund either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Intermediate Bond Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Intermediate Bond Fund declares and becomes ex-dividend daily and pays dividends monthly. GNMA Fund declares and becomes ex-dividend monthly and pays dividends monthly. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.  Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal

18

NOTES TO FINANCIAL STATEMENTS as of September 30, 2004 (Unaudited) (continued)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.  Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.  Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I.  Securities Lending. Intermediate Bond Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.  Illiquid and Restricted Securities. GNMA Fund may not invest in illiquid securities. Intermediate Bond Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K.  Delayed Delivery Transaction. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

L.  Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

19

NOTES TO FINANCIAL STATEMENTS as of September 30, 2004 (Unaudited) (continued)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

M.  Options Contracts. Intermediate Bond Fund may purchase put and call options and may write (sell) put options and covered call options. The Fund may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

N.  Construction Loan Securities (GNMA Fund). The GNMA Fund may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

NOTE 3 - INVESTMENT TRANSACTIONS

For the six months ended September 30, 2004, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Intermediate Bond Fund	$210,133,746	$202,261,265

U.S. Government securities not included above were as follows:

	Purchases	Sales
GNMA Fund	$141,024,305	$178,294,693

Intermediate Bond Fund	1,117,520,786	941,915,787

NOTE 4 - INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds in this report have an Investment Management Agreement with ING Investments, LLC (the "Investment Manager"). The Investment Management Agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For GNMA Fund - 0.60% of the first $150 million, 0.50% of the next $250 million, 0.45% of the next $400 million and 0.40% in excess of $800 million and for Intermediate Bond - 0.50% of the first $500 million, 0.45% of the next $500 million, 0.425% of the next $1 billion and 0.40% in excess of $2 billion.

The Investment Manager has entered into a Sub-Advisory Agreement with ING IM. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Funds' assets in accordance with the Funds' investment objectives, policies, and limitations.

ING Funds Services, LLC ("IFS"), a wholly-owned subsidiary of ING Groep N.V., acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from GNMA Fund and Intermediate Bond Fund a fee at an annual rate of 0.10% of its average daily net assets.

NOTE 5 - DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to

20

NOTES TO FINANCIAL STATEMENTS as of September 30, 2004 (Unaudited) (continued)

NOTE 5 - DISTRIBUTION AND SERVICE FEES (continued)

securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class B	Class C	Class M	Class O	Class Q	Class R
GNMA Fund	0.25%	1.00%	1.00%	0.75%	N/A	0.25%	N/A

Intermediate Bond Fund	0.35%	1.00%	1.00%	N/A	0.25%	N/A	0.50%

During the six months ended September 30, 2004, the Distributor waived 0.10% of the Class A Distribution fee for Intermediate Bond Fund.

The Distributor also receives the proceeds of initial sales charge paid by shareholders upon the purchase of Class A and Class M shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the six months ended September 30, 2004, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class B Shares	Class C Shares	Class M Shares
Initial Sales Charges	$37,796	N/A	N/A	N/A

Contingent Deferred Sales Charges	27,715	N/A	$21,091	N/A

NOTE 6 - OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2004, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
GNMA Fund	$296,513	$59,496	$248,224	$604,233

Intermediate Bond Fund	241,182	47,958	197,623	486,763

At September 30, 2004, ING Life Insurance and Annuity Co., an indirect wholly-owned subsidiary of ING Groep, held 7.44% and 17.30% of the shares outstanding of GNMA Fund and Intermediate Bond Fund, respectively.

Each Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 7 - EXPENSE LIMITATIONS

Pursuant to written Expense Limitation Agreements, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the following annual expenses to average daily net assets ratios:

	Class A	Class B	Class C	Class I	Class M	Class O	Class Q	Class R
GNMA Fund	1.29%	2.04%	2.04%	1.04%	1.79%	N/A	1.29%	N/A

Intermediate Bond Fund(1)	1.00%	1.75%	1.75%	0.75%	N/A	1.00%	N/A	1.25%

(1) Prior to February 1, 2004, the expense limitation rates for Class A, Class B, Class C, Class I and Class O were 1.15%, 1.90%, 1.90%, 0.90%, 1.40% and 1.15% respectively.

The Investment Manager may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of September 30, 2004, the Intermediate Bond Fund had $31,024 of reimbursed fees subject to possible recoupment by the Investment Manager, expiring September 30, 2007.

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 - LINE OF CREDIT

Intermediate Bond Fund, in addition to certain other funds managed by the Investment Manager, has entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the six months ended September 30, 2004, the Fund did not have any loans outstanding under the line of credit.

21

NOTES TO FINANCIAL STATEMENTS as of September 30, 2004 (Unaudited) (continued)

NOTE 9 - CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended September 30, 2004	Year Ended March 31, 2004	Six Months Ended September 30, 2004	Year Ended March 31, 2004	Six Months Ended September 30, 2004	Year Ended March 31, 2004
GNMA Income Fund (Number of Shares)

Shares sold	6,428,008	25,619,769	627,523	3,701,108	431,088	3,267,282

Dividends reinvested	1,490,911	2,892,954	201,633	412,142	89,972	221,048

Shares redeemed	(11,123,868)	(36,101,757)	(2,661,900)	(6,217,595)	(2,019,363)	(5,888,039)

Net decrease in shares outstanding	(3,204,949)	(7,589,034)	(1,832,744)	(2,104,345)	(1,498,303)	(2,399,709)

GNMA Income Fund ($)

Shares sold	$55,725,223	$220,712,735	$5,423,696	$32,777,068	$3,726,186	$29,016,572

Dividends reinvested	12,933,167	25,548,426	1,742,794	3,633,981	778,431	1,940,307

Shares redeemed	(96,250,971)	(313,803,016)	(22,933,093)	(54,830,946)	(17,429,252)	(51,944,184)

Net decrease	$(27,592,581)	$(67,541,855)	$(15,766,603)	$(18,419,897)	$(12,924,635)	$(20,987,305)

	Class I Shares		Class M Shares		Class Q Shares
	Six Months Ended September 30, 2004	Year Ended March 31, 2004	Six Months Ended September 30, 2004	Year Ended March 31, 2004	Six Months Ended September 30, 2004	Year Ended March 31, 2004
GNMA Income Fund (Number of Shares)

Shares sold	231,830	608,292	-	3,037	-	-

Dividends reinvested	29,046	47,173	484	2,172	296	610

Shares redeemed	(158,262)	(444,235)	(11,099)	(93,627)	(3,468)	(5,994)

Net increase (decrease) in shares outstanding	102,614	211,230	(10,615)	(88,418)	(3,172)	(5,384)

GNMA Income Fund ($)

Shares sold	$2,013,527	$5,431,127	$-	$27,195	$-	$-

Dividends reinvested	252,171	416,747	4,208	19,277	2,570	5,396

Shares redeemed	(1,372,421)	(3,934,648)	(96,145)	(831,602)	(29,827)	(52,619)

Net increase (decrease)	$893,277	$1,913,226	$(91,937)	$(785,130)	$(27,257)	$(47,223)

Class T Shares
Year Ended March 31, 2004(1)
GNMA Income Fund (Number of Shares)

Dividends reinvested	7,490

Shares redeemed	(1,070,267)

Net decrease in shares outstanding	(1,062,777)

GNMA Income Fund ($)

Dividends reinvested	$67,044

Shares redeemed	(8,942,484)

Net decrease	$(8,875,440)

(1) Effective June 2, 2003, Class "T" shares converted into the corresponding Class "A" shares within this Fund. Class "T" shares are no longer offered.

22

NOTES TO FINANCIAL STATEMENTS as of September 30, 2004 (Unaudited) (continued)

NOTE 9 - CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended September 30, 2004	Year Ended March 31, 2004	Six Months Ended September 30, 2004	Year Ended March 31, 2004	Six Months Ended September 30, 2004	Year Ended March 31, 2004
Intermediate Bond Fund (Number of Shares)

Shares sold	9,573,820	23,789,274	653,290	2,574,476	1,033,528	4,087,450

Shares issued in merger	7,719,739	-	279,541	-	177,974	-

Dividends reinvested	537,508	601,543	86,249	143,583	76,355	119,937

Shares redeemed	(4,912,055)	(13,118,758)	(945,539)	(2,250,151)	(1,392,354)	(2,567,915)

Net increase (decrease) in shares outstanding	12,919,012	11,272,059	73,541	467,908	(104,497)	1,639,472

Intermediate Bond Fund ($)

Shares sold	$97,025,370	$249,408,518	$6,775,541	$27,153,069	$10,749,595	$43,266,790

Shares issued in merger	81,024,830	-	2,925,680	-	1,860,336	-

Dividends reinvested	5,581,978	6,335,065	893,743	1,509,025	791,966	1,260,697

Shares redeemed	(50,912,547)	(136,162,176)	(9,790,894)	(23,726,034)	(14,433,697)	(27,040,140)

Net increase (decrease)	$132,719,631	$119,581,407	$804,070	$4,936,060	$(1,031,800)	$17,487,347

	Class I Shares		Class O Shares		Class R Shares

	Six Months Ended September 30, 2004	Year Ended March 31, 2004	August 16, 2004(1) to September 30, 2004	Six Months Ended September 30, 2004	Year Ended March 31, 2004
Intermediate Bond Fund (Number of Shares)

Shares sold	250,507	476,004	386,814	13,129	48

Shares issued in merger	2,441,606	-	2,497,900	-	-

Dividends reinvested	39,239	65,475	3,181	-	-

Shares redeemed	(340,976)	(609,124)	(252,726)	(269)	(1)

Net increase (decrease) in shares outstanding	2,390,376	(67,645)	2,635,169	12,860	47

Intermediate Bond Fund ($)

Shares sold	$1,748,376	$4,968,831	$4,651,212	$138,405	$514

Shares issued in merger	25,636,140	-	26,211,427	-	-

Dividends reinvested	407,702	690,213	33,270	-	-

Shares redeemed	(3,548,890)	(6,360,799)	(2,636,359)	(2,820)	(10)

Net increase (decrease)	$24,243,328	$(701,755)	$28,259,550	$135,585	$504

(1) Commencement of operations.

NOTE 10 - FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

For tax purposes, the Funds may designate as net investment income dividends or capital gain distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

Dividends paid by the Funds from net investment income and distribution of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders for the six months ended September 30, 2004 and the year ended March 31, 2004 were as follows:

Six Months Ended September 30, 2004	Ordinary Income	Long-Term Capital Gains	Short-Term Capital Gains
GNMA Income Fund	$19,232,900	$-	$-

Intermediate Bond Fund	6,833,159	372,253	5,177,702

Year Ended March 31, 2004	Ordinary Income		Dividends Paid Deduction on Redemptions
GNMA Fund	$39,406,147		$-

Intermediate Bond Fund	14,424,000		432,360

23

NOTES TO FINANCIAL STATEMENTS as of September 30, 2004 (Unaudited) (continued)

NOTE 10 - FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2004 were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Losses Deferred	Capital Loss Carryforwards	Expiration Dates
GNMA Fund	$3,906,376	$-	$34,571,547	$(1,394,075)	$(4,473,153)	2006

					(1,688,098)	2007

					(2,870,184)	2008

					(527,639)	2010

					(1,009,937)	2012

					$(10,569,011)

Intermediate Bond Fund	5,501,924	370,548	5,369,966	-	-	-

NOTE 11 - REORGANIZATIONS

On August 16, 2004, ING Intermediate Bond Fund as listed below ("Acquiring Fund"), acquired the assets and certain liabilities of the ING Bond Fund, also listed below ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 9 - Capital Shares. Net assets and unrealized appreciation as of the reorganization dates were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000)	Total Net Assets of Acquiring Fund (000)	Acquired Fund Unrealized Appreciation (000)	Conversion Ratio
ING Intermediate Bond Fund	ING Bond Fund	$137,658	$448,460	$1,594	1.01

The net assets of the ING Intermediate Bond Fund after the acquisition were approximately $586,118,000.

NOTE 12 - ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds' Board of Trustees, the following securities have been deemed to be illiquid. Intermediate Bond Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value, at time of purchase.

Fund	Security	Principal Amount/ Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Intermediate Bond Fund	Apine III, 2.261%, due 08/16/14	434,000	8/04/04	$434,000	$434,000	0.07%

	Apine III, 2.661%, due 08/16/15	434,000	8/04/04	434,000	434,000	0.07%

	Apine III, 4.461%, due 08/16/16	276,000	8/04/04	276,000	276,000	0.05%

	Apine III, 7.711%, due 08/16/17	669,000	8/16/04	669,000	669,000	0.11%

				$1,813,000	$1,813,000	0.30%

NOTE 13 - SECURITIES LENDING

Under an agreement with The Bank of New York ("BNY"), Intermediate Bond Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the

24

NOTES TO FINANCIAL STATEMENTS as of September 30, 2004 (Unaudited) (continued)

NOTE 13 - SECURITIES LENDING (continued)

credit, market and other risks associated with investing in the Fund. At September 30, 2004, the Fund had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Value of Collateral
Intermediate Bond Fund	$71,399,389	$73,409,156

NOTE 14 - SUBSEQUENT EVENTS

Dividends. Subsequent to September 30, 2004 the following Funds declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
GNMA Income Fund

Class A	$0.0375	October 5, 2004	September 30, 2004

Class B	$0.0321	October 5, 2004	September 30, 2004

Class C	$0.0320	October 5, 2004	September 30, 2004

Class I	$0.0396	October 5, 2004	September 30, 2004

Class M	$0.0338	October 5, 2004	September 30, 2004

Class Q	$0.0377	October 5, 2004	September 30, 2004

Class A	$0.0375	November 3, 2004	October 29, 2004

Class B	$0.0320	November 3, 2004	October 29, 2004

Class C	$0.0319	November 3, 2004	October 29, 2004

Class I	$0.0397	November 3, 2004	October 29, 2004

Class M	$0.0337	November 3, 2004	October 29, 2004

Class Q	$0.0358	November 3, 2004	October 29, 2004

Intermediate Bond Fund

Class A	$0.0291	November 1, 2004	Daily

Class B	$0.0223	November 1, 2004	Daily

Class C	$0.0224	November 1, 2004	Daily

Class I	$0.0318	November 1, 2004	Daily

Class O	$0.0293	November 1, 2004	Daily

Class R	$0.0275	November 1, 2004	Daily

25

  PORTFOLIO OF INVESTMENTS
ING GNMA INCOME FUND  as of September 30, 2004 (Unaudited)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 88.1%

	Federal Home Loan Mortgage Corporation: 0.2%

$259,261	7.000%, due 11/01/14	$275,076

817,102	7.500%, due 12/01/14	869,056

231,184	7.500%, due 01/01/30	248,292

237,720	8.000%, due 01/01/30	258,759

		1,651,183

	Federal National Mortgage Association: 0.2%

171,891	6.500%, due 06/01/14	182,277

226,527	7.000%, due 03/01/15	240,514

302,319	7.500%, due 05/01/28	324,214

320,721	8.500%, due 08/01/11	342,994

93,748	8.500%, due 05/01/15	101,147

70,547	8.500%, due 08/01/15	76,115

305,772	8.500%, due 09/01/15	329,903

		1,597,164

	Government National Mortgage Association: 87.7%

9,844,313	3.750%, due 05/20/34	9,778,016

39,148,386	5.000%, due 05/15/33-04/15/34	39,058,129

134,352,100	5.500%, due 04/20/29-08/20/34	136,952,578

544,076	5.650%, due 07/15/29	568,704

132,662,694	6.000%, due 07/15/28-07/20/34	137,779,576

925,550	6.250%, due 04/15/26-04/15/28	972,648

133,209	6.340%, due 02/15/29	127,985

5,771,548	6.400%, due 10/15/33-08/15/38	6,014,458

1,157,729	6.470%, due 09/15/33	1,209,086

32,114,571	6.500%, due 02/15/22-02/15/40	34,260,618

14,455,015	6.625%, due 01/15/34-01/15/40	15,817,663

4,078,970	6.650%, due 10/15/14-09/15/32	4,396,547

3,503,816	6.670%, due 01/15/40	3,890,918

6,172,541	6.687%, due 07/15/40	6,914,837

272,207	6.700%, due 12/15/14	280,782

4,292,083	6.745%, due 10/15/39	4,729,524

12,812,893	6.750%, due 06/15/13-01/15/41	14,120,611

2,836,308	6.810%, due 07/15/39	3,165,792

4,045,857	6.820%, due 05/15/27-04/15/34	4,327,377

9,789,391	6.840%, due 10/15/36	11,088,762

1,795,177	6.870%, due 03/15/39	2,012,774

3,254,808	6.875%, due 02/15/40	3,647,164

2,161,133	6.900%, due 01/15/32	2,454,448

2,866,007	6.950%, due 12/15/29	2,969,166

58,097,023	7.000%, due 07/15/22-12/15/35	61,958,597

8,933,730	7.010%, due 02/15/37	10,186,524

5,537,732	7.100%, due 11/15/39	6,313,992

8,914,777	7.125%, due 09/15/39	10,064,357

3,326,807	7.150%, due 07/15/36	3,804,289

3,672,609	7.250%, due 08/15/22-09/15/31	3,952,094

2,939,899	7.300%, due 08/15/36	3,313,268

4,741,764	7.500%, due 12/15/19-09/15/32	5,099,004

4,991,230	7.600%, due 08/15/31	5,585,798

9,407,739	7.625%, due 07/15/38	10,135,285

74,403	7.650%, due 12/15/12	77,670

460,757	7.700%, due 08/15/13	481,936

9,374,118	7.750%, due 06/15/14-12/15/35	10,237,856

1,038,351	7.800%, due 05/15/19-01/15/42	1,170,629

9,808,372	7.875%, due 09/15/29-04/15/38	10,473,704

11,459,430	8.000%, due 12/15/14-11/15/38	12,473,234

129,987	8.050%, due 07/15/19-04/15/21	142,651

1,252,488	8.100%, due 06/15/12-07/15/12	1,316,093

Principal Amount			Value
$4,968,928	8.125%, due 05/15/38		$5,489,671

4,934,413	8.150%, due 12/15/11-09/15/15		5,200,630

5,187,323	8.200%, due 10/15/11-05/15/13		5,418,439

2,037,798	8.250%, due 10/15/24-03/15/41		2,249,326

6,947,665	8.500%, due 12/15/29-10/15/31		7,479,848

117,096	8.750%, due 10/15/23-06/15/27		118,426

2,814,818	9.000%, due 05/15/20-12/15/34		2,897,319

1,366,073	9.250%, due 06/15/30		1,459,764

972,291	10.250%, due 08/15/29		1,063,950

			634,702,517

	Total U.S. Government Agency Obligations (Cost $615,601,535)		637,950,864

U.S. TREASURY OBLIGATIONS: 6.4%

	U.S. Treasury Notes: 6.4%

47,000,000	1.500%, due 03/31/06		46,401,502

	Total U.S. Treasury Obligations (Cost $46,578,131)		46,401,502

	Total Long-Term Investments (Cost $662,179,666)		684,352,366

SHORT-TERM INVESTMENTS: 4.8%

	U.S. Treasury Bills: 4.8%

34,500,000	1.560%, due 12/02/04		34,406,057

	Total Short-Term Investments (Cost $34,406,819)		34,406,057

	Total Investments in Securities (Cost $696,586,485)*	99.3%	$718,758,423

	Other Assets and Liabilities-Net	0.7%	4,832,180

	Net Assets	100.0%	$723,590,603

Government National Mortgage Association ("GNMA") manages a program of Mortgage-backed securities in order to attract funds for secondary mortgages and provide liquidity for existing mortgage securities. GNMA is a quasi-government agency.

Federal Home Loan Mortgage Corporation ("FHLMC") purchase mortgages from a mortgage originator and holds them as investments in its portfolio, or securitizes them. FHLMC is a private corporation.

*  Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$26,393,117

Gross Unrealized Depreciation	(4,221,179)

Net Unrealized Appreciation	$22,171,938

See Accompanying Notes to Financial Statements

26

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  as of September 30, 2004 (Unaudited)

Principal Amount			Value
CORPORATE BONDS/NOTES: 25.7%

		Airlines: 0.3%

$430,000		American Airlines, Inc., 7.250%, due 02/05/09	$397,750

1,846,000		American Airlines, Inc., 7.324%, due 10/15/09	1,463,437

			1,861,187

		Auto Manufacturers: 0.3%

473,000	L	Ford Motor Co., 6.625%, due 10/01/28	429,431

1,069,000		General Motors Corp., 8.375%, due 07/15/33	1,138,237

			1,567,668

		Banks: 5.4%

660,000		Australia & New Zealand Banking Group Ltd., 1.494%, due 10/29/49	568,003

1,073,000	@@,#	Banco Bradesco SA/Cayman Islands, 8.750%, due 10/24/13	1,121,285

2,421,000	@@,L	Banco Santander Chile SA, 7.375%, due 07/18/12	2,772,873

490,000		Bank of Nova Scotia, 2.115%, due 08/31/85	409,156

1,136,000		BankAmerica Capital II, 8.000%, due 12/15/26	1,267,549

997,000	@@,#	Danske Bank A/S, 5.914%, due 12/29/49	1,050,596

440,000		Den Norske Bank ASA, 2.125%, due 08/29/49	364,650

1,994,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	2,416,981

1,198,000		FBS Capital I, 8.090%, due 11/15/26	1,348,629

1,059,000	@@,#,L	HBOS Capital Funding LP, 6.071%, due 06/30/49	1,121,699

1,590,000		Lloyds TSB Bank PLC, 2.090%, due 08/29/49	1,380,455

1,570,000		Lloyds TSB Bank PLC, 2.188%, due 06/29/49	1,381,090

1,614,000		M&T Bank Corp., 3.850%, due 04/01/13	1,609,562

1,142,000		Mellon Capital I, 7.720%, due 12/01/26	1,270,226

510,000		National Australia Bank Ltd., 1.463%, due 10/29/49	439,059

1,710,000	@@	National Westminster Bank PLC, 1.938%, due 11/29/49	1,455,882

1,338,000	#,L	Rabobank Capital Funding II, 5.260%, due 12/29/49	1,352,252

1,640,000	@@	Royal Bank of Canada, 1.750%, due 06/29/85	1,415,755

780,000	@@	Royal Bank of Scotland Group PLC, 2.063%, due 12/29/49	678,478

420,000	@@	Societe Generale, 1.688%, due 11/29/49	354,928

3,460,000	@@	Standard Chartered PLC, 1.800%, due 11/29/49	2,780,472

2,470,000	@@	Standard Chartered PLC, 2.070%, due 12/29/49	1,982,175

1,103,000		Wells Fargo Capital I, 7.960%, due 12/15/26	1,253,023

Principal Amount			Value
$590,000		Westpac Banking Corp, 2.338%, due 09/29/49	$503,560

2,420,000	#	Westpac Capital Trust IV, 5.256%, due 12/29/49	2,383,320

			32,681,658

		Beverages: 1.0%

3,262,000	@@	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	3,702,369

217,000	@@	Cia Brasileira de Bebidas, 10.500%, due 12/15/11	268,538

1,806,000	#	Miller Brewing Co., 4.250%, due 08/15/08	1,837,504

			5,808,411

		Chemicals: 0.1%

434,000	L	Dow Chemical Co., 5.750%, due 11/15/09	466,257

397,000	@@,#	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	427,728

			893,985

		Diversified Financial Services: 4.1%

434,000	#,I,XX	Alpine III, 2.261%, due 08/16/14	434,000

434,000	#,I,XX	Alpine III, 2.661%, due 08/16/14	434,000

276,000	#,I,XX	Alpine III, 4.461%, due 08/16/14	276,000

669,000	#,I,XX	Alpine III, 7.711%, due 08/16/14	669,000

339,471	#	Arcel Finance Ltd., 5.984%, due 02/01/09	355,409

901,000	#	Arcel Finance Ltd., 6.361%, due 05/01/12	910,863

512,000	#	Arcel Finance Ltd., 7.048%, due 09/01/11	538,426

1,508,000	L	Boeing Capital Corp., 7.375%, due 09/27/10	1,754,183

2,015,000	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	1,999,888

1,153,000		Citigroup Capital II, 7.750%, due 12/01/36	1,276,258

1,135,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	1,259,546

2,066,000	#	Farmers Exchange Capital, 7.200%, due 07/15/48	2,097,797

570,000		Financiere CSFB NV, 2.125%, due 03/29/49	465,397

1,271,000		General Motors Acceptance Corp., 7.750%, due 01/19/10	1,398,174

7,367	#	Hollinger Participation Trust, 0.000%, due 11/15/10	8,454

611,000	#	HVB Funding Trust III, 9.000%, due 10/22/31	788,584

662,000		JPM Capital Trust I, 7.540%, due 01/15/27	708,492

522,000		JPM Capital Trust II, 7.950%, due 02/01/27	582,855

3,559,000	#	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	3,634,315

See Accompanying Notes to Financial Statements

27

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  as of September 30, 2004 (Unaudited) (continued)

Principal Amount			Value
		Diversified Financial Services (continued)

$1,285,084	@@,#	PF Export Receivables Master Trust, 3.748%, due 06/01/13	$1,260,661

1,714,036	@@,#	PF Export Receivables Master Trust, 6.436%, due 06/01/15	1,721,021

2,058,000	L	UFJ Finance Aruba AEC, 8.750%, due 11/29/49	2,274,437

15,000		Universal City Development Partners, 11.750%, due 04/01/10	17,550

			24,865,310

		Electric: 5.0%

1,057,000	@@,#,L	AES Gener SA, 7.500%, due 03/25/14	1,067,570

1,517,715	#	Allegheny Energy Supply Statutory Trust 2001, 10.250%, due 11/15/07	1,745,372

160,042	#	Allegheny Energy Supply Statutory Trust 2001, 13.000%, due 11/15/07	168,844

1,854,160		CE Generation LLC, 7.416%, due 12/15/18	1,925,332

1,839,000	L	Consumers Energy Co., 4.250%, due 04/15/08	1,871,841

1,444,000		DTE Energy Co., 2.740%, due 06/01/07	1,444,637

2,635,000	@@,L	Empresa Nacional de Electricidad SA/Chile, 7.750%, due 07/15/08	2,887,989

3,551,000		Enserch Capital I, 2.950%, due 07/01/28	3,499,318

2,110,000		Enterprise Capital Trust II, 3.195%, due 06/30/28	2,005,211

1,511,000	#	Monongahela Power Co., 6.700%, due 06/15/14	1,645,085

2,384,000		Ohio Power Co., 6.375%, due 07/15/33	2,467,173

4,105,000		PG&E Corp., 6.875%, due 07/15/08	4,464,187

209,472	#	Power Contract Financing LLC, 5.200%, due 02/01/06	212,526

1,068,000	#	Power Contract Financing LLC, 6.256%, due 02/01/10	1,113,074

384,092		PPL Montana LLC, 8.903%, due 07/02/20	426,583

896,000		Sithe/Independence Funding, 9.000%, due 12/30/13	1,017,591

623,000	#	Tenaska Virginia Partners LP, 6.119%, due 03/30/24	653,253

1,301,000		TXU Corp., 4.446%, due 11/16/06	1,326,865

			29,942,451

		Engineering and Construction: 0.1%

970,000	@@	Dong Ah Construction, 2.160%, due 12/29/49	830,459

			830,459

		Food: 0.9%

831,000		Kroger Co., 7.250%, due 06/01/09	938,041

Principal Amount			Value
$1,478,000		Safeway, Inc., 4.800%, due 07/16/07	$1,520,291

987,000	L	Supervalu, Inc., 7.875%, due 08/01/09	1,133,474

1,947,000		Tyson Foods, Inc., 7.250%, due 10/01/06	2,088,972

			5,680,778

		Gas: 0.2%

1,343,000	#	Williams Gas Pipelines Central, Inc., 7.375%, due 11/15/06	1,452,119

			1,452,119

		Home Builders: 0.3%

1,579,000		DR Horton, Inc., 5.625%, due 09/15/14	1,579,000

54,000		Technical Olympic USA, Inc., 9.000%, due 07/01/10	59,400

			1,638,400

		Insurance: 0.7%

380,000	#	Farmers Insurance Exchange, 6.000%, due 08/01/14	387,168

977,000	#	Farmers Insurance Exchange, 8.625%, due 05/01/24	1,156,886

1,244,000	#	Monumental Global Funding II, 3.850%, due 03/03/08	1,264,623

1,083,000		Prudential Financial, Inc., 4.104%, due 11/15/06	1,101,570

			3,910,247

		Machinery-Diversified: 0.5%

3,200,000	@@	Inficon Holding AG, 1.971%, due 06/29/49	2,733,251

			2,733,251

		Media: 0.4%

64,000	L	Comcast Cable Communications, 7.125%, due 06/15/13	72,504

1,029,000		Time Warner Entertainment Co. LP, 8.875%, due 10/01/12	1,267,276

691,000	L	Time Warner, Inc., 6.875%, due 05/01/12	772,085

			2,111,865

		Mining: 0.5%

1,068,000	@@,#	Corp Nacional del Cobre de Chile, 5.500%, due 10/15/13	1,114,361

1,684,000		Vale Overseas Ltd., 8.625%, due 03/08/07	1,869,240

			2,983,601

		Miscellaneous Manufacturing: 0.0%

5,000		SPX Corp., 7.500%, due 01/01/13	5,106

			5,106

		Multi-National: 0.5%

2,576,000	@@	Corp Andina de Fomento CAF, 6.875%, due 03/15/12	2,902,212

			2,902,212

See Accompanying Notes to Financial Statements

28

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  as of September 30, 2004 (Unaudited) (continued)

Principal Amount			Value
		Oil and Gas: 2.0%

$1,099,000	L	Amerada Hess Corp., 6.650%, due 08/15/11	$1,215,094

1,586,000		Amerada Hess Corp., 7.875%, due 10/01/29	1,839,457

1,518,000	@@,#	Empresa Nacional de Petroleo, 4.875%, due 03/15/14	1,499,427

20,000	L	Energy Partners Ltd., 8.750%, due 08/01/10	21,800

1,478,000	@@,#,L	Gazprom Intl. SA, 7.201%, due 02/01/20	1,500,170

1,110,000	@@,#	Morgan Stanley Bank AG for OAO Gazprom, 9.625%, due 03/01/13	1,237,650

3,227,000	#,L	Pemex Project Funding Master Trust, 3.180%, due 06/15/10	3,268,952

905,000		Valero Energy Corp., 8.750%, due 06/15/30	1,183,183

			11,765,733

		Packaging and Containers: 0.5%

642,000	#	Sealed Air Corp., 5.375%, due 04/15/08	670,866

1,843,000	#	Sealed Air Corp., 6.950%, due 05/15/09	2,043,174

			2,714,040

		Pipelines: 0.0%

18,000		GulfTerra Energy Finance Corp., 10.625%, due 12/01/12	22,680

20,000		Transcontinental Gas Pipe LN, 8.875%, due 07/15/12	24,425

			47,105

		Real Estate: 0.6%

1,636,000		EOP Operating LP, 7.750%, due 11/15/07	1,828,072

209,000		Liberty Property-LP, 6.375%, due 08/15/12	227,465

163,000		Liberty Property-LP, 6.950%, due 12/01/06	176,394

1,406,000		Liberty Property-LP, 7.750%, due 04/15/09	1,607,996

			3,839,927

		Real Estate Investment Trusts: 0.8%

657,000		Rouse Co., 3.625%, due 03/15/09	614,036

657,000		Rouse Co., 5.375%, due 11/26/13	627,707

1,205,000		Simon Property Group LP, 4.875%, due 03/18/10	1,229,405

2,134,000		Simon Property Group LP, 6.375%, due 11/15/07	2,309,560

			4,780,708

		Retail: 0.0%

39,000		Dollar General Corp., 8.625%, due 06/15/10	45,045

			45,045

Principal Amount			Value
		Savings and Loans: 0.2%

$1,104,000		Great Western Financial, 8.206%, due 02/01/27	$1,250,902

			1,250,902

		Telecommunications: 1.2%

1,480,000		BellSouth Corp., 4.200%, due 09/15/09	1,490,157

1,439,000	@@	Cia de Telecomunicaciones de Chile SA, 7.625%, due 07/15/06	1,532,762

819,000	+	Sprint Capital Corp., 4.780%, due 08/17/06	842,363

628,000		Sprint Capital Corp., 8.375%, due 03/15/12	761,684

1,415,000		Verizon Florida, Inc., 6.125%, due 01/15/13	1,512,403

1,177,000		Verizon Virginia, Inc., 4.625%, due 03/15/13	1,151,303

			7,290,672

		Transportation: 0.1%

853,000	@@,#	MISC Capital Ltd., 5.000%, due 07/01/09	881,475

			881,475

		Total Corporate Bonds/Notes (Cost $151,173,979)	154,484,315

U.S. GOVERNMENT AGENCY OBLIGATIONS: 28.6%

		Federal Home Loan Mortgage Corporation: 9.1%

1,306,797		1.740%, due 05/25/31	1,307,363

992,722		1.755%, due 04/25/30	993,235

459,262		1.765%, due 01/25/32	459,763

1,033,538		1.950%, due 02/15/32	1,035,609

2,248,613		2.250%, due 04/15/32	2,259,751

11,845,000		2.700%, due 03/16/07	11,769,252

5,160,000		2.750%, due 02/09/07	5,139,716

3,534,796		4.500%, due 04/01/14	3,544,035

2,000,000		5.500%, due 11/15/18	2,061,250

2,071,000		5.875%, due 03/21/11	2,251,247

3,216,000		6.000%, due 01/15/28	3,319,461

3,669,423		6.000%, due 01/15/29	3,819,997

3,151,436		6.000%, due 01/15/29	3,282,392

2,277,000		6.000%, due 01/15/29	2,383,742

7,465,000		6.500%, due 10/15/34	7,831,248

3,309,000		7.000%, due 10/15/34	3,509,608

16,956		7.500%, due 11/01/28	18,232

			54,985,901

		Federal National Mortgage Association: 19.2%

250,240		1.815%, due 11/25/32	249,461

902,019		1.900%, due 10/25/33	905,906

828,720		2.000%, due 04/18/28	833,297

269,480		2.065%, due 12/25/29	270,408

2,669,860		2.090%, due 08/25/33	2,682,362

782,357		2.165%, due 01/25/32	781,580

1,037,187		2.859%, due 12/26/29	1,040,585

6,050,000		2.875%, due 05/19/08	5,916,422

2,489,000		4.500%, due 10/15/18	2,480,443

2,187,000		4.750%, due 12/25/42	2,205,536

41,165,000		5.000%, due 11/15/34	40,624,708

14,650,000		5.000%, due 11/01/18	14,846,867

See Accompanying Notes to Financial Statements

29

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  as of September 30, 2004 (Unaudited) (continued)

Principal Amount		Value
	Federal National Mortgage Association (continued)

$2,755,000	5.250%, due 08/01/12	$2,867,746

2,679,980	5.500%, due 11/15/18	2,762,893

6,172,975	5.898%, due 02/17/29	636,171

2,290,975	6.000%, due 04/25/31	2,384,718

1,854,594	6.000%, due 08/01/33	1,922,757

1,269,000	6.000%, due 10/15/34	1,312,622

114,838	6.000%, due 08/01/16	120,534

10,100	6.000%, due 12/01/16	10,601

358,644	6.000%, due 03/01/17	376,431

3,241,295	6.000%, due 09/01/17	3,401,929

231,077	6.000%, due 11/01/17	242,537

3,702,274	6.000%, due 07/25/29	3,850,417

1,573,193	6.000%, due 07/25/29	1,636,631

940,632	6.500%, due 04/01/30	988,801

4,736	6.500%, due 06/01/31	4,973

1,188,224	6.500%, due 07/01/31	1,250,654

21,272	6.500%, due 09/01/31	22,335

3,897	6.500%, due 09/01/31	4,092

6,619,000	6.500%, due 10/01/31	6,943,741

434,136	6.500%, due 11/01/31	455,826

267,427	6.500%, due 04/01/32	280,793

103,594	6.500%, due 07/01/32	108,771

135,244	6.500%, due 08/01/32	142,003

128,963	6.500%, due 08/01/32	135,408

23,143	6.500%, due 08/01/32	24,299

324,405	6.500%, due 11/01/32	340,618

358,436	6.500%, due 01/01/33	376,350

266,694	6.500%, due 02/01/33	280,068

1,363,324	6.500%, due 12/01/33	1,431,690

86,634	6.500%, due 07/01/29	91,070

353,098	6.500%, due 08/01/29	371,180

2,515,000	6.625%, due 11/15/10	2,864,193

34,777	7.000%, due 01/01/30	36,946

168,004	7.000%, due 01/01/30	178,264

12,008	7.000%, due 03/01/30	12,757

445,074	7.000%, due 06/01/31	473,091

4,194	7.500%, due 09/01/30	4,496

16,935	7.500%, due 10/01/30	18,156

21,209	7.500%, due 10/01/30	22,739

9,502	7.500%, due 11/01/30	10,188

162,388	7.500%, due 02/01/32	174,155

1,288,285	7.500%, due 06/25/32	1,394,853

850,607	7.500%, due 12/25/41	922,369

1,693,003	7.500%, due 01/25/48	1,829,629

		115,558,070

	Government National Mortgage Association: 0.3%

20,570	4.375%, due 04/20/28	20,836

1,744,011	6.471%, due 06/16/31	205,895

6,787	6.500%, due 03/15/31	7,171

47,473	6.500%, due 08/15/31	50,161

101,150	6.500%, due 10/15/31	106,878

55,732	6.500%, due 11/15/31	58,887

55,037	6.500%, due 07/15/32	58,144

404,041	6.500%, due 09/15/32	426,852

69,464	7.000%, due 05/15/32	74,114

98,736	7.000%, due 04/15/26	105,659

926	7.500%, due 11/15/30	998

45,458	7.500%, due 12/15/30	48,995

89,688	7.500%, due 12/15/31	96,660

96,115	7.500%, due 05/15/32	103,545

66,914	7.500%, due 05/15/32	72,087

Principal Amount			Value
$158,700		7.500%, due 12/15/22	$171,900

16,341		7.500%, due 10/15/26	17,654

82,443		7.500%, due 07/15/29	88,877

			1,715,313

		Total U.S. Government Agency Obligations (Cost $172,089,579)	172,259,284

U.S. TREASURY OBLIGATIONS: 20.8%

		U.S. Treasury Bonds: 10.0%

9,745,000	L	4.250%, due 08/15/14	9,850,071

21,136,000	L	5.375%, due 02/15/31	22,648,555

8,493,000	L	6.250%, due 08/15/23	9,920,223

7,109,000		10.375%, due 11/15/12	8,660,767

6,152,000		13.250%, due 05/15/14	8,747,375

			59,826,991

		U.S. Treasury Notes: 10.1%

34,993,000	L	1.625%, due 01/31/05	34,979,352

11,130,000	L	2.375%, due 08/31/06	11,092,180

4,500,000	L	2.750%, due 08/15/07	4,489,106

3,816,000	S	3.250%, due 08/15/08	3,835,233

6,694,000	L	3.375%, due 09/15/09	6,697,401

			61,093,272

		U.S. Treasury STRIP: 0.7%

6,710,000		2.090%, due 05/15/16	3,928,336

			3,928,336

		Total U.S. Treasury Obligations (Cost $126,153,234)	124,848,599

ASSET-BACKED SECURITIES: 11.0%

		Automobile Asset-Backed Securities: 1.1%

2,500,000		Capital Auto Receivables Asset Trust, 2.750%, due 04/16/07	2,505,497

200,000		Capital One Auto Finance Trust, 3.180%, due 09/15/10	199,768

1,300,000		Household Automotive Trust, 2.310%, due 04/17/08	1,296,473

1,250,000		Nissan Auto Receivables Owner Trust, 2.050%, due 03/16/09	1,225,619

1,370,000	L	Nissan Auto Receivables Owner Trust, 2.610%, due 07/15/08	1,364,927

200,000		USAA Auto Owner Trust, 2.040%, due 02/16/10	197,472

			6,789,756

		Commercial Mortgage-Backed Securities: 5.3%

1,527,000		Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	1,545,397

672,000	L	Capco America Securitization Corp., 6.260%, due 10/15/30	732,860

1,950,000		Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	2,233,335

See Accompanying Notes to Financial Statements

30

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  as of September 30, 2004 (Unaudited) (continued)

Principal Amount			Value
		Commercial Mortgage-Backed Securities (continued)

$1,810,000		COMM, 3.600%, due 03/10/39	$1,794,142

1,052,838		Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	1,043,289

1,000,000		DLJ Commercial Mortgage Corp, 6.460%, due 03/10/32	1,103,066

688,000		DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	783,704

3,033,278		GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	3,053,227

1,050,000		GE Capital Commercial Mortgage Corp., 5.994%, due 12/10/35	1,136,906

1,774,930		JPMorgan Chase Commercial Mortgage Securities Corp., 4.275%, due 01/12/37	1,792,949

2,960,000		JPMorgan Chase Commercial Mortgage Securities Corp., 6.244%, due 04/15/35	3,194,011

2,961,000		LB-UBS Commercial Mortgage Trust, 6.226%, due 03/15/26	3,249,064

1,703,000		LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	1,970,736

400,000		Morgan Stanley Capital I, 7.020%, due 03/15/32	450,758

2,960,000		Mortgage Capital Funding, Inc., 6.663%, due 03/18/30	3,213,736

4,089,485		Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	4,046,120

400,000		Salomon Brothers Mortgage Securities VII, 7.520%, due 12/18/09	460,025

			31,803,325

		Credit Card Asset-Backed Securities: 0.9%

560,000		Bank One Issuance Trust, 4.540%, due 09/15/10	572,513

530,000		Capital One Master Trust, 4.900%, due 03/15/10	553,630

800,000		Citibank Credit Card Issuance Trust, 3.100%, due 03/10/10	791,707

2,285,000		Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	2,392,890

1,020,000		Fleet Credit Card Master Trust II, 2.400%, due 07/15/08	1,017,762

			5,328,502

		Home Equity Asset-Backed Securities: 3.3%

1,199,716		Argent Securities, Inc., 2.160%, due 03/25/34	1,200,126

873,877		Asset Backed Funding Certificates, 2.120%, due 11/25/33	874,231

742,575	XX	Bayview Financial Acquisition Trust, 2.340%, due 12/28/34	743,652

1,146,878		Centex Home Equity, 2.120%, due 01/25/34	1,148,672

Principal Amount			Value
$4,851,000	XX	GSAA Trust, 5.242%, due 05/25/35	$4,811,602

543,316		Merrill Lynch Mortgage Investors, Inc., 2.200%, due 07/25/34	544,489

716,773		New Century Home Equity Loan Trust, 1.890%, due 06/20/31	717,588

570,551		New Century Home Equity Loan Trust, 1.895%, due 07/25/30	571,351

3,795,785		New Century Home Equity Loan Trust, 2.090%, due 04/25/34	3,798,156

183,169		Residential Asset Mortgage Products, Inc., 2.150%, due 06/25/33	182,937

456,597		Residential Asset Securities Corp., 1.845%, due 09/25/31	457,329

740,585		Residential Asset Securities Corp., 1.915%, due 06/25/32	742,634

731,351		Residential Asset Securities Corp., 2.150%, due 12/25/33	733,058

762,000		Residential Funding Mortgage Securities II, 3.450%, due 01/25/16	764,956

2,300,000		Saxon Asset Securities Trust, 3.960%, due 06/25/33	2,322,770

			19,613,551

		Other Asset-Backed Securities: 0.4%

686,795		Ameriquest Mortgage Securities, Inc., 2.140%, due 02/25/34	687,224

182,605	XX	Amortizing Residential Collateral Trust, 2.090%, due 05/25/32	182,491

250,000		Chase Funding Mortgage Loan Asset-Backed Certificates, 2.140%, due 07/25/33	250,289

25,000		Chase Funding Mortgage Loan Asset-Backed Certificates, 2.734%, due 09/25/24	24,919

15,000		Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	15,183

939,816		Equity One ABS, Inc., 2.976%, due 09/25/33	940,606

355,000		Residential Asset Mortgage Products, Inc., 2.140%, due 02/25/30	353,196

			2,453,908

		Total Asset-Backed Securities (Cost $65,993,140)	65,989,042

See Accompanying Notes to Financial Statements

31

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  as of September 30, 2004 (Unaudited) (continued)

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS: 20.1%

	Agency Collateral CMO: 0.2%

$1,208,759	Vendee Mortgage Trust, 5.845%, due 09/15/23	$1,223,511

		1,223,511

	Whole Loan Collateral PAC: 1.7%

197,013	Countrywide Alternative Loan Trust, 2.015%, due 02/25/33	197,117

699,724	GSR Mortgage Loan Trust, 2.240%, due 10/25/32	699,993

1,122,850	MASTR Alternative Loans Trust, 2.240%, due 11/25/33	1,123,031

2,017,696	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	2,061,876

1,032,253	Residential Funding Mtg Sec I, 2.015%, due 11/25/17	1,029,065

2,950,000	Residential Funding Securities Corp., 4.750%, due 02/25/33	2,964,466

823,577	Residential Funding Securities Corp., 8.500%, due 05/25/33	901,880

971,338	Washington Mutual, 2.240%, due 03/25/34	971,945

		9,949,373

	Whole Loan Collateralized Mortgage Obligations: 18.0%

678,532	ABN Amro Mortgage Corp., 2.115%, due 03/25/18	679,959

4,235,413	Banc of America Funding Corp., 5.750%, due 09/20/34	4,382,880

2,012,715	Bank of America Alternative Loan Trust, 2.290%, due 12/25/33	2,015,978

1,638,261	Bank of America Alternative Loan Trust, 5.500%, due 02/25/33	1,678,558

677,498	Bank of America Mortgage Securities, 2.290%, due 12/25/33	678,461

2,318,796	Bank of America Mortgage Securities, 5.000%, due 06/25/33	2,337,275

2,313,159	Bank of America Mortgage Securities, 5.000%, due 12/25/18	2,365,028

3,156,431	Bear Stearns Alt-A Trust, 2.160%, due 07/25/34	3,155,532

2,000,740	Bear Stearns Asset Backed Securities, Inc., 5.625%, due 11/25/32	2,004,380

533,626	Citicorp Mortgage Securities, Inc., 2.065%, due 03/25/33	534,364

554,854	Citicorp Mortgage Securities, Inc., 2.340%, due 10/25/33	549,524

25,064	Citicorp Mortgage Securities, Inc., 6.250%, due 11/25/16	25,050

2,131,580	Countrywide Alternative Loan Trust, 2.165%, due 04/25/33	2,136,038

325,428	Countrywide Alternative Loan Trust, 2.240%, due 07/25/18	325,631

2,272,915	Countrywide Alternative Loan Trust, 5.000%, due 10/25/18	2,298,750

Principal Amount			Value
$1,166,155		Countrywide Alternative Loan Trust, 5.000%, due 08/25/19	$1,188,273

4,374,699		Countrywide Home Loan Mortgage Pass Through Trust, 2.015%, due 08/25/18	4,353,095

943,124		Countrywide Home Loan Mortgage Pass Through Trust, 2.115%, due 04/25/18	945,924

2,356,097		Countrywide Home Loan Mortgage Pass Through Trust, 5.000%, due 11/25/18	2,365,549

2,111,000	XX	Countrywide Home Loan Mortgage Pass Through Trust, 6.000%, due 10/25/34	2,183,566

5,150,000		Credit Suisse First Boston Mortgage Securities Corp., 4.170%, due 10/25/33	5,072,668

2,103,434		First Horizon Alternative Mortgage Securities, 4.870%, due 06/25/34	2,128,505

588,439		First Horizon Alternative Mortgage Securities, 5.375%, due 09/25/34	602,627

2,819,622		GMAC Mortgage Corp Loan Trust, 5.250%, due 04/25/34	2,875,030

3,982,000		GMAC Mortgage Corp Loan Trust, 5.500%, due 01/25/34	4,123,840

579,000		GSR Mortgage Loan Trust, 4.500%, due 08/25/19	587,854

2,816,147		GSR Mortgage Loan Trust, 6.500%, due 01/25/34	2,921,479

2,088,140		Homebanc Mortgage Trust, 2.270%, due 08/25/29	2,092,665

2,317,000		MASTR Alternative Loans Trust, 5.750%, due 09/25/34	2,415,111

4,081,820		MASTR Alternative Loans Trust, 6.000%, due 09/25/34	4,240,191

999,745		MASTR Alternative Loans Trust, 6.500%, due 05/25/33	1,015,695

457,075		MASTR Asset Securitization Trust, 2.290%, due 11/25/33	454,428

2,100,000		MASTR Asset Securitization Trust, 5.500%, due 09/25/34	2,114,764

750,977		MASTR Asset Securitization Trust, 8.000%, due 06/25/33	794,084

3,620,552		MLCC Mortgage Investors, Inc., 1.935%, due 10/25/28	3,622,814

2,761,165		MLCC Mortgage Investors, Inc., 2.200%, due 04/25/29	2,768,074

2,390,554		Prime Mortgage Trust, 2.240%, due 02/25/34	2,391,150

676,525		Residential Accredit Loans, Inc., 2.290%, due 03/25/18	678,160

267,564		Residential Accredit Loans, Inc., 7.750%, due 05/25/27	267,347

2,109,000	XX	Residential Asset Securitization Trust, 5.500%, due 11/25/34	2,127,454

6,697,238		Residential Funding Mtg Sec I, 2.065%, due 11/25/18	6,696,407

3,061,000	XX	Residential Funding Mtg Sec I, 5.750%, due 09/25/34	3,142,787

831,492		Sequoia Mortgage Trust, 2.121%, due 11/20/33	832,525

See Accompanying Notes to Financial Statements

32

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  as of September 30, 2004 (Unaudited) (continued)

Principal Amount			Value
		Whole Loan Collateralized Mortgage Obligations (continued)

$3,300,000		Structured Asset Securities Corp., 6.000%, due 03/25/34	$3,412,596

1,758,859		Thornburg Mortgage Securities Trust, 2.190%, due 12/25/33	1,758,749

4,760,161		Washington Mutual, 5.000%, due 06/25/18	4,864,996

3,079,350		Washington Mutual, 6.000%, due 06/25/34	3,162,272

1,456,092		Washington Mutual MSC Mortgage Pass-Through CTFS, 2.115%, due 01/25/18	1,457,399

1,158,746		Washington Mutual MSC Mortgage Pass-Through CTFS, 2.215%, due 03/25/33	1,161,251

764,498		Wells Fargo Mortgage Backed Securities Trust, 2.340%, due 02/25/34	763,507

2,160,000		Wells Fargo Mortgage Backed Securities Trust, 4.500%, due 08/25/18	2,093,534

			108,843,778

		Whole Loan Collateralized Support CMO: 0.2%

1,153,023		Bank of America Mortgage Securities, 5.500%, due 11/25/33	1,162,201

			1,162,201

		Total Collateralized Mortgage Obligations (Cost $120,973,852)	121,178,863

OTHER BONDS: 1.1%

		Sovereign: 1.1%

442,000	@@	Brazilian Government Intl. Bond, 12.250%, due 03/06/30	548,080

722,000	@@	Colombia Government Intl. Bond, 10.000%, due 01/23/12	803,586

1,004,000	@@	Dominican Republic Intl. Bond, 9.040%, due 01/23/13	793,160

498,000	@@	Ecuador Government Intl. Bond, 8.000%, due 08/15/30	405,248

488,471	@@	Federal Republic of Brazil, 2.125%, due 04/15/12	455,589

1,340,000	@@,L	Russia Government Intl. Bond, 5.000%, due 03/31/30	1,292,295

586,000	@@,L	Turkey Government Intl. Bond, 12.375%, due 06/15/09	732,500

458,000	@@	Ukraine Government Intl. Bond, 5.330%, due 08/05/09	465,853

462,000	@@,#	Ukraine Government Intl. Bond, 7.650%, due 06/11/13	464,310

840,678	@@,XX	Uruguay Government Intl. Bond, 10.500%, due 10/20/06	946,839

		Total Other Bonds (Cost $6,551,997)	6,907,460

Shares			Value
PREFERRED STOCK: 0.5%

		Banks: 0.5%

254	#,XX	DG Funding Trust	$2,743,200	#

		Total Preferred Stock (Cost $2,761,612)	2,743,200

WARRANT: 0.0%

20		American Tower Corp.	3,770

		Total Warrant (Cost $1,502)	3,770

		Total Long-Term Investments (Cost $645,698,895)	648,414,533

Principal Amount				Value
SHORT-TERM INVESTMENTS: 17.4%

		Securities Lending CollateralCC: 12.2%

$73,409,156		The Bank of New York Institutional Cash Reserves Fund		73,409,156

		Total Securities Lending Collateral (Cost $73,409,156)		73,409,156

		Repurchase Agreement: 5.2%

31,211,000	S	Goldman Sachs Repurchase Agreement dated 09/30/04, 1.860%, due 10/01/04 $31,212,613 to be received upon repurchase (Collateralized by $30,899,000 U.S. Treasury Note, 7.500%, Market value plus accrued interest $31,835,703, due 02/15/05)		31,211,000

		Total Repurchase Agreement (Cost $31,211,000)		31,211,000

		Total Short-Term Investments (Cost $104,620,156)		104,620,156

		Total Investments in Securities (Cost $750,319,051)*	125.2%	$753,034,689

		Other Assets and Liabilities-Net	(25.2)	(151,775,872)

		Net Assets	100.0%	$601,258,817

See Accompanying Notes to Financial Statements

33

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND  as of September 30, 2004 (Unaudited) (continued)

@  Non-income producing security

@@  Foreign issuer

STRIP  Separate Trading of Registered Interest and Principal of Securities

+  Step-up basis bonds. Interest rates shown reflect current and future coupon rates.

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

S  Segregated securities for futures, when-issued or delayed delivery securities held at September 30, 2004.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at September 30, 2004.

XX  Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund's valuation procedures.

*  Cost for federal income tax purposes is $750,972,821. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$5,699,754

Gross Unrealized Depreciation	(3,637,886)

Net Unrealized Appreciation	$2,061,868

Information concerning open futures contracts for the Intermediate Bond Fund at September 30, 2004 is shown below:

Short Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
U.S. 5 Year Treasury Note	160	$(17,720,000)	12/20/2004	$23,919

Long Contracts
U.S. Long Bond	115	12,905,156	12/30/2004	100,050

			$(4,814,844)	$123,969

See Accompanying Notes to Financial Statements

34

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

Domestic Equity and Income Funds

ING Balanced Fund
ING Convertible Fund
ING Equity and Bond Fund
ING Equity Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds

ING Disciplined LargeCap Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING SmallCap Value Fund
ING Value Opportunity Fund

International Equity Funds

ING Emerging Countries Fund
ING Foreign Fund
ING International Fund

ING International Growth Fund
ING International SmallCap Growth Fund
ING International Value Fund
ING Precious Metals Fund
ING Russia Fund

Global Equity Funds

ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Worldwide Growth Fund

Fixed Income Funds

ING GNMA Income Fund
ING Government Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax Exempt Bond Fund

Strategic Allocation Funds

ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund
ING Classic Money Market Fund
ING Lexington Money Market Trust
ING Money Market Fund

*  An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Manager

ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

Legal Counsel

Dechert
1775 I Street, N.W.
Washington, D.C. 20006

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, MA 02110

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

PRSAR-UFFIIQ (0904-112904)

ITEM 2.                             CODE OF ETHICS.

Not required for semi-annual filing.

ITEM 3.                             AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for semi-annual filing.

ITEM 4.                             PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for semi-annual filing.

ITEM 5.                             AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for semi-annual filing.

ITEM 6.                             SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.                             DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required for semi-annual filing.

ITEM 8.                             PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

ITEM 10.                       CONTROLS AND PROCEDURES.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 11.                       EXHIBITS.

(a)(1)                    The Code of Ethics is not required for the semi-annual filing.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)                    Not required for semi-annual filing.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING FUNDS TRUST

By	/s/	James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date:	December 7, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/	James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date:	December 7, 2004

By	/s/	Michael J. Roland
Michael J. Roland
Executive Vice President and Chief Financial Officer

Date:	December 7, 2004